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     Allmerica Financial                                    Annual Report
-------------------------------------------------
     December 31, 2000

                                                      Allmerica Investment Trust


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[LOGO OF ALLMERICA FINANCIAL]
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                              Table of Contents

A Letter from the Chairman..................................................1
Select Emerging Markets Fund................................................2
Select Aggressive Growth Fund...............................................3
Select Capital Appreciation Fund............................................4
Select Value Opportunity Fund ..............................................5
Select International Equity Fund............................................6
Select Growth Fund..........................................................7
Select Strategic Growth Fund................................................8
Core Equity Fund*...........................................................9
Equity Index Fund..........................................................10
Select Growth and Income Fund..............................................11
Select Strategic Income Fund...............................................12
Select Investment Grade Income Fund**......................................13
Government Bond Fund.......................................................14
Money Market Fund..........................................................15

Financials ................................................................F-1

For further information, see the accompanying annual reports.

For information on ordering additional copies of this report, see Client Notices on page F-71.

*Fund's name has been changed from Growth to Core Equity, effective May 1, 2000.

**Fund's name has been changed from Investment Grade Income to Select Investment Grade Income, effective May 1, 2000.

One or more Funds may not be available under the variable annuity or variable life insurance policy which you have chosen. Inclusion in this annual report of a Fund which is not available under your policy is not to be considered a solicitation.
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                           Intentionally Left Blank
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A Letter from the Chairman

[PHOTO]

Dear Client:

Throughout 2000, investors were plagued by volatility in both the U.S. and international markets. The Federal Reserve raised interest rates three times in an effort to rein in an accelerating domestic economy, succeeding in the first half of the year with the tech-heavy NASDAQ declining as much as 30%. The NASDAQ recovered in June, but by the fourth quarter, it collapsed again by 39%, marking its worst performance since its creation in 1971. Many companies, especially those related to technology and the Internet, lost over 90% of their value, effecting dramatic declines in both the Dow Jones Industrial Average and the S&P 500 Index. By the end of the year, interest rate hikes, higher energy prices, reduced capital investments, and lower corporate earnings culminated in an overall fear of recession. Last year's optimism over "New Economy" stocks disappeared as investors retreated from "growth," preferring the safety of "value" investments.

International markets struggled in a similar manner as the U.S. technology rout spread throughout global markets. Bankruptcies increased and new capital was confined to only the most viable enterprises. Currency performance created problems, as well. The total return achieved by American investors overseas could not outmatch the remarkable strength of the U.S. dollar.

In the midst of the stock market tumble, the bond market rallied as it entered the second half of the year with the Federal Reserve deciding to forego further interest rate increases. The budget surplus enhanced the performance of a shrinking supply of Treasuries while ongoing credit concerns continued to challenge the investment grade and high yield markets.

The year 2000 was a refresher course on the traditional benefits of diversification and long- term strategic asset allocation. Given the overall decline in momentum investing, our funds performed just as we would have expected in an environment where investors assumed a more defensive posture, renewing their search for earnings at a reasonable price while abandoning the charge for aggressive growth stocks at any price. Our aggressive funds struggled in an economy that had slowed down significantly during the second half of the year. The technology industry was hit particularly hard by a dramatic pull-back in consumer spending and the collapse of many dot-com companies. Conversely, our value funds thrived as the market broadened in response to the overall declines in 'New Economy' stocks.

As always, we encourage you to work with your financial advisor to build and maintain a that you may continue to take advantage of the services we have to offer.

On behalf of the Board of Trustees,

/s/ John F. O'Brien

John F. O'Brien

Chairman of the Board

Allmerica Financial Life Insurance and Annuity Company

Select Emerging Markets Fund

The Select Emerging Markets Fund returned -37.22% for the year, underperforming its benchmark, the MSCI Emerging Markets Free Index, which returned -30.61%.

In spite of strong performance in 1999, a bias toward growth early in the year, and signs of significant structural and economic progress, emerging markets failed to overcome the negative impact of rising interest rates in the developed countries, especially in the United States. Moreover, the dramatic winter plunge of technology stocks and their subsequent failure to sustain a late spring recovery reverberated globally, especially in the inherently risky emerging markets.

Specifically, the technology- dominated Asian markets were threatened by slowing demand for technology products, especially personal computers. In addition, country-specific problems included exchange rate programs in Argentina and Turkey.

Overall, the Fund's performance was hurt by the weakness in technology stocks. The Fund has an implicit bias toward growth stocks, which the markets punished. For example, stocks of Indian and Korean technology, media, and telecommunications companies performed poorly. On the other hand, Russian energy stocks, which have gained from high oil prices, and holdings in Brazilian companies, which have benefited from falling interest rates, helped performance.

Looking ahead, there are positive indications of dropping interest rates, oil prices, and the value of the U.S. dollar. Such movement could act as a catalyst for recovery in emerging markets. Nevertheless, a lengthy and significant slowdown in global growth will act as a brake, as will the failure of countries like Turkey and Argentina to implement International monetery Fund reforms that would reduce risk for foreign investors. More positively, relatively low stock prices and some momentum toward reform should help support emerging markets.

Investment Sub-Adviser

Schroder Investment Management North America Inc.

About the Fund

Seeks long-term growth of capital by investing in the world's emerging markets.

Portfolio Composition

As of December 31, 2000, the country allocation of net assets was:

Brazil              14%
South Korea         12%
Mexico              10%
Taiwan              10%
South Africa         7%
Hong Kong            7%
India                6%
Israel               6%
Turkey               3%
Other               25%

                          Average Annual Total Returns

Years ended December 31, 2000           1 Year      5 Years    Life of Fund

Select Emerging Markets Fund            -37.22%       N/A          -6.83%

MSCI Emerging Markets Free Index        -30.61%       N/A          -5.68%

Lipper Emerging Markets Funds Average   -30.50%       N/A          -5.48%

                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

                          MSCI
              Select      Emerging
              Emerging    Markets
              Markets     Free
              Fund        Index
02/20/1998    $10,000     $10,000
12/31/1998    $ 7,854     $ 7,584
12/31/1999    $13,046     $12,622
12/31/2000    $ 8,190     $ 8,758

The Select Emerging Markets Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The MSCI Emerging Markets Free Index is an unmanaged index of 26 emerging markets. The Lipper Emerging Markets Funds Average is a non-weighted average of 192 funds within the emerging markets investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risks not associated with domestic investments. Investments in emerging markets may expose investors to heightened risks.

Select Aggressive Growth Fund

The Select Aggressive Growth Fund returned -24.54% for the year, underperforming the Russell 2500 Index return of 4.26%.

The year saw a dramatic increase in market volatility, which exceeded the 10-year average volatility for the S&P 500 Index. Contributing to the uncertainty were ongoing interest rate increases and worries about how they might dampen growth. A precipitous decline in returns on small- mid-cap stocks in the winter was followed by a recovery in June, when the Federal Reserve decided not to raise interest rates.

The summer brought early warnings about lower earnings and rising energy prices, a holding steady of the interest rate, and a weakening of the euro, which reduced the profits of multinational firms. This scenario held through the third quarter, with the fourth quarter marked by a disputed presidential election and unfavorable earnings reports from bellwether U.S. companies. By the end of the period, the "five Es"--Economy, Energy, Euro, Earnings, and Election--had produced a lackluster U.S. equity market.

The Fund's holdings in technology, at year -end the dominant industry in the portfolio, hurt performance. In particular, the stocks of semiconductor/electronic and computer/office automation companies did poorly. On the positive side, holdings in healthcare services, the second largest industry in the portfolio, helped performance, especially in the fourth quarter.

Although the 2001 outlook includes more earnings disappointments, especially from technology companies, the Federal Reserve seems willing to lower interest rates to keep the economy growing . In the future, equity investing overall may benefit from a return to more normal stocks in a market where prices better reflect reasonable expectation of corporate earnings. The Fund's manager will continue its bottom-up selection process to identify those small and mid-sized companies whose stocks show potential for rapid growth.

                          Average Annual Total Returns

Years ended December 31, 2000               1 Year     5 Years   Life of Fund

Select Aggressive Growth Fund               -24.54%    10.25%      14.15%

Russell 2500 Index                            4.26%    13.98%      15.72%

Lipper Capital Appreciation Funds Average    -8.10%    14.51%      14.38%

                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

                          Select
                          Aggressive               Russell
                          Growth                   2500
                          Fund                     Index
08/21/1992                $   10,000               $ 10,000
12/31/1992                $   11,985               $ 11,554
12/31/1993                $   14,324               $ 13,466
12/31/1994                $   13,993               $ 13,323
12/31/1995                $   18,511               $ 17,547
12/31/1996                $   21,944               $ 20,886
12/31/1997                $   26,049               $ 25,974
12/31/1998                $   28,801               $ 26,072
12/31/1999                $   39,995               $ 32,379
12/31/2000                $   30,180               $ 33,758

The Select Aggressive Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Russell 2500 Index is an unmanaged composite of 2,500 small-to-mid capitalization stocks. The Lipper Capital Appreciation Funds Average is a non-weighted average of 305 funds within the capital appreciation investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility than investments in larger capitalization stocks.

Investment Sub-Adviser

Nicholas-Applegate Capital Management, L.P.

About the Fund

Invests in companies whose potential for rapidly growing earnings is not fully reflected in their stock price.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Computer Software & Processing     16%
Pharmaceuticals                    13%
Electronics                        11%
Commercial Services                 7%
Oil & Gas                           7%
Communications                      6%
Health Care Providers               5%
Medical Supplies                    5%
Financial Services                  4%
Other                              26%

Select Capital Appreciation Fund

The Select Capital Appreciation Fund returned 6.81% for the year, outperforming the Russell 2500 Index, which returned 4.26%, while underperforming the Russell Mid-Cap Index* return of 8.26%.

The stock market plunged during the period. A series of interest rate increases by the Federal Reserve to control growth and avoid inflation was followed by repeated signs of an economic slowdown. By year-end, the major stock indexes had suffered huge declines, with the worst occurring in technology and telecommunication stocks. Certain mid-cap companies avoided the rout; many were in the financial, health care, real estate investment trust (REIT), and utility industries. The growth-at-any-price approach that typified the equities market as 2000 began was replaced by the end of the year with a clear preference for growth-at-a- reasonable-price.

Given this scenario, the Fund benefited from the bias against over-priced large-cap stocks and growth stocks along any capitalization range with high price/earnings ratios. Instead, investors favored reasonably priced mid-cap stocks. The Fund's best contributors for the year were in the health care, financial services, and energy industries. The Fund's single best stock, whose value more than tripled over the period, was a health care company that distributes prescription drugs and related services to such providers as nursing homes, drug stores, and hospitals. Hurting performance were holdings in a consumer electronics retailer, a cellular phone operator, and a business services firm.

Given the market's favoring of companies with strong balance sheets and stock prices that accurately reflect those strengths, the outlook for the Fund is positive. This outlook is based on the manager's consistent belief that ignoring the fundamentals and purchasing growth stocks at any price can result in a correction like that which occurred this year. The manager will continue to seek those mid-cap growth stocks, which trade at reasonable levels in order to maximize capital appreciation.

Investment Sub-Adviser

T. Rowe Price Associates, Inc.

About the Fund

The Fund seeks to construct a diversified portfolio of mid-cap growth stocks selling at a reasonable price.


                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was;

Pharmaceuticals                    12%
Computer Software & Processing     11%
Commercial Services                10%
Electronics                         9%
Retailers                           7%
Financial Services                  7%
Medical Supplies                    7%
Oil & Gas                           6%
Health Care Providers               4%
Others                             27%


                          Average Annual Total Returns

Years ended December 31, 2000                1 Year    5 Years   Life of Fund

Select Capital Appreciation Fund               6.81%    13.67%      18.75%

Russell 2500 Index                             4.26%    13.98%      15.99%

Russell Mid-Cap Index                          8.26%    16.69%      18.33%

Lipper Capital Appreciation Funds Average     -8.10%    14.51%      17.01%

                   Growth of a $10,000 Investment Since 1995

                                    [GRAPH]

                   Select
                   Capital            Russell           Russell
                   Appreciation       2500              Mid-Cap
                   Fund               Index             Index
04/28/1995         $ 10,000           $ 10,000          $ 10,000
12/31/1995         $ 13,956           $ 12,176          $ 11,997
12/31/1996         $ 15,184           $ 14,493          $ 14,276
12/31/1997         $ 17,352           $ 18,023          $ 18,417
12/31/1998         $ 19,760           $ 18,091          $ 20,277
12/31/1999         $ 24,819           $ 22,464          $ 23,973
12/31/2000         $ 26,509           $ 23,421          $ 25,953














The Select Capital Appreciation Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Effective 12/31/00, the benchmark changed from the Russell 2500 Index to the Russell Midcap Index. The Russell Midcap Index, measures the performance of the 800 smallest companies in the Russell 1000 Index. The Lipper Capital Appreciation Funds Average is a non-weighted average of 305 funds within the capital appreciation investment objective.. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Value Opportunity Fund

The Select Value Opportunity Fund returned 30.40% for the year, outperforming both its old and new benchmarks, the Russell 2500 Index, which returned 4.26% and the Russell 2500 Value Index* return of 20.79%.

During the year the number of initial public offerings (IPOs) declined for the first time since 1994 and high yield bonds recorded losses. Manufacturing and new car sales slowed and a number of corporations, including some technology leaders, warned of lower earnings. A reduced demand for personal computers affected the technology industry as a whole, with the collapse of many dot-com companies only worsening the situation.

The NASDAQ Index, which tracks, among others, the stocks of some of the top technology companies, began to tumble in late winter. In this volatile and mostly declining equity market, investors turned to value stocks, which typically have solid earnings and prices that reflect their own trading histories. Investor interest also began broadening across industries, rather than being focused on just a few. By year-end, the NASDAQ had recorded the largest loss in its history.

The Fund benefited from this clear choice of value over growth stocks. Specifically, the manager found opportunities in the energy/utility, financial services, health care, and consumer related industries. Individual stock selection based on thorough research and knowledge about internal company dynamics such as asset sales, spin-offs, and new products was a dominant factor in the Fund's outperformance for 2000.

For 2001, a further broadening of the market is likely, which should put a premium on superior stock selection. Economic uncertainty, including possibly lower interest rates; Regulation FD governing corporate disclosure of forward-looking reports to all investors; and a new administration could alter the investing landscape and offer new opportunities. Additionally, the continued price disparity between expensive large-can stocks compared with small- and mid-cap stocks could favor the Fund's value philosophy.

                          Average Annual Total Returns

Years ended December 31, 2000            1 Year     5 Years    Life of Fund

Select Value Opportunity Fund            30.40%     15.93%         13.89%

Russell 2500 Index                        4.26%     13.98%         14.75%

Russell 2500 Value Index                 20.79%     14.35%         14.39%

Lipper Small Cap Funds Average            3.29%     13.66%         14.32%

                   Growth of a $10,000 Investment Since 1993

                                    [GRAPH]

                       Select                      Russell
                       Value          Russell      2500
                       Opportunity    2500         Value
                       Fund           Index        Index
     04/30/1993        $ 10,000       $10,000      $ 10,000
     12/31/1993        $ 11,774       $ 11,454     $ 11,094
     12/31/1994        $ 11,007       $ 11,333     $ 10,950
     12/31/1995        $ 12,944       $ 14,925     $ 14,208
     12/31/1996        $ 16,637       $ 17,765     $ 17,363
     12/31/1997        $ 20,772       $ 22,093     $ 23,108
     12/31/1998        $ 21,783       $ 22,177     $ 22,667
     12/31/1999        $ 20 797       $ 27,542     $ 23,000
     12/31/2000        $ 27,119       $ 28,715     $ 27,782

The Select Value Opportunity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*Effective 12/31/00, the benchmark changed from the Russell 2500 Index to the Russell 2500 Value Index, which is a capitalization weighted index, measuring the performance of Russell 2500 companies with both lower price-to-book ratios and forecasted growth values. The Lipper Small-Cap Funds Average is a non-weighted average of 858 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in small and mid-capitalization stocks may involve greater volatility and business risk than investments in larger capitalization stocks.

Investment Sub-Adviser

Cramer Rosenthal McGlynn, LLC

About the Fund

Invests in attractively valued small-to mid-sized companies believed to have above- average potential for capital appreciation .

                             Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:


Insurance                          10%
Computer Software & Porocessing      8%
Banking                             8%
Electronics                         6%
Retailers                           6%
Commercial Services                 6%
Electric Utilities                  6%
Household Products                  5%
Oil & Gas                           5%
Medical Supplies                    5%
Chemicals                           4%

Other                              31%

Select International Equity Fund

The Select International Equity Fund returned -9.03% for the year, outperforming its benchmark, the MSCI EAFE Index, which returned -13.96%.

The first year of the new century was an extremely difficult one for most global equity markets. The U.S. and U.K. markets, in particular, struggled with rising interest rates and a bias toward overpriced stocks and away from stocks priced relative to their growth rate. During the second quarter, this situation shifted, beginning with the late winter technology rout in the United States which quickly spread through global markets. Bankruptcies increased and new capital was confined to only the most viable enterprises. Some strong telecommunications stocks suffered from concerns about tight profit margins on mobile phone infrastructure contracts. Currency performance also produced bad news--the remarkable strength of the U.S. dollar had a negative impact on the total return achieved by American investors in overseas markets. During 2000 among the countries included in international equity indexes, Switzerland's markets performed best and New Zealand's performed worst.

Contributing positively to performance and allowing the Fund to outperform its index were holdings in certain pharmaceutical, consumer staples, and financial services companies. Notably, these stocks represented industries that did not participate in the 1999 market run-up and were purchased in the early part of the year with profits taken from the sale of some technology, media and telecommunications stocks. As was the case with the broader markets for the period, the biggest contributors to the portfolio's negative returns for the year were telecommunciations and technology stocks.

Looking ahead, although the market appears to be broadening to include previously ignored industries and stocks whose lower price/earnings ratios offer greater value for investors, the manager remains cautious about 2001. A slowing global economy and the inflationary effect of rising oil prices could undermine international stocks.

Investment Sub-Adviser

Bank of Ireland Asset Management (U.S.) Limited

About the Fund

Seeks maximum long-term total return by investing in established non-U.S. companies based on fundamental value and strong opportunities.

                              Portfolio Composition

As of December 31, 2000, the country allocation of net assets was:

United Kingdom      28%
Netherlands         14%
Japan               13%
Switzerland         12%
France              11%
Germany              6%
Italy                3%
Australia            3%
Other               10%

                          Average Annual Total Returns

Years ended December 31, 2000                 1 Year     5 Years   Life of Fund

Select International Equity Fund              -9.03%     12.26%      11.44%

Morgan Stanley EAFE Index                    -13.96%      7.42%       7.46%

Lipper International Funds Average           -15.60%      9.09%       7.92%

                   Growth of a $10,000 Investment Since 1994

                                    [GRAPH]

                                    Select           Morgan
                                    International    Stanley
                                    Equity           EAFE
                                    Fund             Index
                 05/02/1994         $ 10,000         $ 10,000

                 12/31/1994         $  9,651         $ 10,008
                 12/31/1995         $ 11,545         $ 11,164
                 12/31/1996         $ 14,078         $ 11,874
                 12/31/1997         $ 14,733         $ 12,118
                 12/31/1998         $ 17,161         $ 14,582
                 12/31/1999         $ 22,643         $ 18,565
                 12/31/2000         $ 20,612         $ 15,973

The Select International Equity Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Morgan Stanley EAFE Index is an unmanaged index of European, Australian & Far East stocks. The Lipper International Funds Average is a non-weighted average of 696 funds within the International Fund category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Please note that investments in international markets may involve political or currency risk not associated with domestic investments.

Select Growth Fund

The Select Growth Fund returned -17.79%, underperforming its benchmark, the S&P 500 Index, which returned -9.10%.

The year began on a high note--the S&P 500 Index had produced an annual return of 21% for 1999, but by the end of 2000, the Index's annual return was 30% lower. In between, the market's preference for small-cap companies gave way to a preference for relatively stable large-cap stocks. The technology sector declined dramatically, recovered somewhat, then declined even more during the second half of the year. Over the summer, concern about inflationary growth, apparently reined in by the Federal Reserve's interest rate hikes, was replaced by concern about slowing economic growth. By year-end, market observers were predicting an interest rate decrease to help avert a recession.

A major cause of the Fund's underperformance was its large-cap, high price-to-earnings bias, especially late in the year when the market was unwilling to pay the higher prices for what appeared to be future economic uncertainty. Although the technology stocks in the portfolio were supported by solid financial statements, they lost significant value as nearly all technology stocks did. Additionally, the Fund's concentration of stocks in broadcasting, media, and entertainment had a significant negative impact. Too small a concentration in bank stocks, based on the mistaken perception that the sector was weak, also hurt performance. Certain health care and financial stocks acquired early, however, provided a boost.

Looking ahead, the U.S. equity market will probably continue to be volatile, and further weak earnings reports are expected. In anticipation of a slowing economy which will put pressure on rapidly growing, high-quality companies, the Fund is likly to focus on companies in a range of industries whose profits can expand even in unsettled conomic times.

                          Average Annual Total Returns

Years ended December 31, 2000            1 Year      5 Years     Life of Fund

Select Growth Fund                       -17.79%      18.81%         15.21%

S&P 500(R)Index                           -9.10%      18.33%         17.31%

Lipper Growth Funds Average               -7.60%      16.63%         15.67%

                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]

                    Select             S&P
                    Growth             500
                    Fund               Index
08/21/1992          $ 10,000           $ 10,000
12/31/1992          $ 11,125           $ 10,627
12/31/1993          $ 11,219           $ 11,698
12/31/1994          $ 11,051           $ 11,853
12/31/1995          $ 13,768           $ 16,307
12/31/1996          $ 16,799           $ 20,051
12/31/1997          $ 22,522           $ 26,715
12/31/1998          $ 30,503           $ 34,356
12/31/1999          $ 39,642           $ 41,571
12/31/2000          $ 32,590           $ 37,788

The Select Growth Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation.The Lipper Growth Funds Average is a non-weighted average of 1,492 funds within the Growth investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Putman Investment Management, Inc.

About the Fund

Seeks long term growth of capital by investing in stocks of companies believed to have significant potential for capital appreciation.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Pharmaceuticals                    14%
Industrial - Diversified           11%
Computer Software & processing     10%
Oil & Gas                           9%
Financial Services                  8%
Banking                             7%
Computers & Information             7%
Insurance                           6%
Beverages, Food & Tobacco           5%
Retailers                           4%
Other                              19%

Select Strategic Growth Fund

The TCW Management Company assumed management of the Select Strategic Growth Fund on April 1, 2000, with a change in investment focus from large-cap to small-cap companies. The Fund returned -37.03% for the year, underperforming the S&P 500 Index, which returned -9.10%.

The year was comprised of two periods of unique investor sentiments. First, there was the period through the end of August in which the NASDAQ, a technology-oriented stock index, fell 37%, driven by the Federal Reserve's tight monetary policy, only to gain 34% through the end of August. The second period was marked by a slowed economy in which pessimistic corporate America and consumers pulled back on spending to create the very slowdown they feared. This dynamic was compounded by high oil prices, high consumer debt levels, and a Federal Reserve prone to raising rates. In the last four months of the year, the S&P 500 Index dropped 12%. The technology industry was particularly hard hit by the slowing economy, and many of the leading large-cap technology companies reported lower earnings.

During 2000 the Fund owned a high proportion of technology stocks relative to the benchmark because the technology industry consistently contains many of the fastest growing companies in the economy. This high proportion hurt the Fund's performance. In particular, some telecommunications and Internet-related companies in which the Fund had holdings quickly self-destructed, sending ripples throughout the economy.

The outlook for 2001 includes the likelihood of a continued economic slowdown. Such an environment may allow the kind of well-managed, well-funded companies found in the Fund's portfolio to take market share from competitors. Historically, many such companies have been among those to appreciate during market recoveries.

Investment Sub-Adviser

TCW Investment Management Company*

About the Fund

Seeks to identify small companies with above-average growth prospects, believing that stock prices follow sustainable earnings growth over time.


                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Computer Software & Processing     24%
Commercial Services                19%
Electronics                        11%
Communications                     10%
Pharmaceuticals                     9%
Computers & Information             7%
Media - Broadcasting & Publishing   4%
Other                              16%

                          Average Annual Total Returns

Years ended December 31, 2000            1 Year     5 Years      Life of Fund

Select Strategic Growth Fund             -37.03%      N/A         -11.18%

S&P 500(R)Index                           -9.10%      N/A           9.85%

Lipper Small Cap Funds Average            3.29%       N/A           7.95%


                   Growth of a $10,000 Investment Since 1998

                                    [GRAPH]

                                     Select
                                     Strategic   S&P
                                     Growth      500
                                     Fund        Index
                     02/20/1998      $ 10,000    $ 10,000
                     12/31/1998      $  9,753    $ 12,038
                     12/31/1999      $ 11,332    $ 14,571
                     12/31/2000      $  7,136    $ 13,245


The Select Strategic Growth Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Small-Cap Funds Average is a non- weighted average of 858 small company funds. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

*As of April 1, 2000, TCW Investment Management Company assumed sub-advisory responsibility for the Select Strategic Growth Fund. The asset class has changed from Growth to Aggressive Growth with a modified investment strategy that is entirely focused on small-cap growth stocks.

Core Equity Fund*

The Core Equity Fund returned -9.51% for the year, slightly underperforming its benchmark, the S&P 500 Index, which returned -9.10%.

At the beginning of 2000 the economy's extraordinary economic growth, fueled by a robust technology market, began to wane as the Federal Reserve's interest rate policy finally took hold. In March the technology-oriented NASDAQ stock index began declining and although it had recovered somewhat by June, serious cracks in the "new economy" had already appeared. Many dot-com business models proved to be money pits that could no longer be funded given the high cost of borrowed money. The technology industry, along with the rest of the economy, started declining again, and by year-end the brakes on growth seemed fully engaged.

The Fund's lower proportion, compared with its index, of stocks in such defensive industries as electric utilities and food products hurt performance. On the other hand, the Fund's relatively low representation of technology companies, especially leading ones whose prices had plunged, helped performance. The portfolio's greater exposure to broadly diversified, less cyclical value stocks and to stocks in such defensive growth sectors as health care and consumer staples also helped performance. To fund moves into the health care and consumer staples industries, some cyclical growth stocks and some cyclical value stocks were sold.

At the very end of 2000 the Federal Reserve indicated it would actively confront the problems caused by a slowing economy. This proactive posture provided some optimism that the markets can recover their balance after nearly a decade-long run-up in stock prices. Given this somewhat brighter outlook, the manager will consider slowly adding selected cyclical stocks to the portfolio as a strategy to increase potential return.

                         Average Annual Total Returns

Years ended December 31, 2000             1 Year     5 Years       10 Years

Core Equity Fund*                         -9.51%     16.03%         16.22%

S&P 500(R)Index                           -9.10%     18.33%         17.45%

Lipper Growth and Income Funds Average     0.73%     15.03%         15.13%


                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

                                     Core           S&P
                                     Equity         500
                                     Fund           Index
                  12/31/1990         $ 10,000       $ 10,000
                  12/31/1991         $ 14,044       $ 13,045
                  12/31/1992         $ 15,042       $ 14,039
                  12/31/1993         $ 16,045       $ 15,454
                  12/31/1994         $ 16,070       $ 15,658
                  12/31/1995         $ 21,341       $ 21,544
                  12/31/1996         $ 25,649       $ 26,492
                  12/31/1997         $ 32,097       $ 35,331
                  12/31/1998         $ 38,299       $ 45,426
                  12/31/1999         $ 49,531       $ 54,984
                  12/31/2000         $ 44,818       $ 49,981


*The Core Equity Fund is a portfolio of the Allmerica Investment Trust. Effective 5/1/00 the Fund's name has been changed from Growth to Core Equity.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth and Income Funds Average is a non-weighted average of 997 funds within the Growth investment objective.Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Miller Anderson & Sherrerd, LLP

About the Fund

Seeks long-term growth of capital by investing in stocks that are believed to represent significant underlying value.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:


Pharmaceuticals                    14%
Computers & Information             9%
Beverages, Food & Tobacco           7%
Industrial - Diversified            7%
Banking                             6%
Telephone Systems                   6%
Computer Software & Processing      6%
Oil & Gas                           6%
Insurance                           5%
Financial Services                  5%
Other                              29%

Equity Index Fund

The Equity Index Fund returned -9.03% for the year, nearly matching the performance of its benchmark, the S&P 500 Index, which returned -9.10%.

From the start of 2000, inflation was the Federal Reserve's main concern as the prices of energy stocks and, especially those with "dot-com" attached, soared. Investors seemed undeterred in their quest for growth despite a year's worth of interest rate hikes. As the second quarter closed, however, the longest rising equity market in modern times came to a halt. Economic growth both here and overseas began to slow, evidenced by declining gross domestic product figures and increasing warnings from corporations about lowered earnings. Fueling the economic downturn was a massive sell-off of technology and telecommunications stocks. For the year, the three major stock indexes--the NASDAQ, the Dow Jones industrial average, and the S&P 500 Index--posted their first losses in a decade.

Reflecting its index, the Fund's poor performance was almost wholly the result of losses in technology and telecommunications stocks. As a defensive measure, investors sought out the stocks of tobacco, energy, and financial services companies, whose relatively low prices coupled with reasonable growth prospects offered better value.

Looking ahead, the Federal Reserve's indication that it would lower interest rates quickly to avert a recession and investor interest in a broad range of industries are two positive signs for the stocks comprising the Index whose performance the Fund seeks to mirror. Additionally, stocks whose prices and earnings show a rational relationship based on their companies' financial statements are likely to have the greatest appeal to investors in the months ahead.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Seeks to replicate the returns of the S&P 500(R) Index.

                               Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:


Pharmaceuticals                    12%
Computers & Information             7%
Oil & Gas                           7%
Banking                             6%
Computer Software & Processing      6%
Telephone Systems                   5%
Beverages, Food & Tobacco           5%
Industrial - Diversified            5%
Insurance                           5%
Financial Services                  5%
Other                              37%

                         Average Annual Total Returns

Years ended December 31, 2000             1 Year      5 Years     Life of Fund

Equity Index Fund                        -9.03%        17.91%         16.90%

S&P 500(R)Index                          -9.10%        18.33%         17.45%

Lipper S&P 500(R)Index Funds Average     -9.57%        17.82%         16.98%


                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]


                                    Equity       S&P
                                    Index        500
                                    Fund         Index
                      12/31/1990    $ 10,000     $ 10,000
                      12/31/1991    $ 12,916     $ 13,045
                      12/31/1992    $ 13,852     $ 14,039
                      12/31/1993    $ 15,173     $ 15,454
                      12/31/1994    $ 15,333     $ 15,658
                      12/31/1995    $ 20,880     $ 21,544
                      12/31/1996    $ 25,537     $ 26,492
                      12/31/1997    $ 33,814     $ 35,331
                      12/31/1998    $ 43,392     $ 45,426
                      12/31/1999    $ 52,248     $ 54,984
                      12/31/2000    $ 47,531     $ 49,981

The Equity Index Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper S&P 500(R) Index Funds Average is a non-weighted average of 136 funds within the S&P 500(R)Index investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Select Growth and Income Fund

The Select Growth and Income Fund returned -10.80% for the year, slightly underperforming its benchmark, the S&P 500 Index, which returned -9.10%.

In a year of poor performance in the broad market, industry selection and investment styles accounted for significant differences in performance. During the first half, an overheating economy and high prices for technology, internet-related, and telecommunications stocks dominated the equities markets. By the second half of the year, a huge sell-off in these same stocks drove the market's decline. The decline was worsened by a number of poor earnings reports. By the end of the year, value stocks, characterized by a lower ratio of a stock's price to its earnings, had performed better than growth stocks, especially those in the previously higher-priced technology sector. Utilities and health services and systems were the top performing industries over the year.

The Fund's performance was hurt by declines in stocks of technology companies, especially those whose businesses involved hardware, semiconductors, and software and services. Stock selection among pharmaceutical companies, however, helped the portfolio's performance. A recent acquisition by top holding, Philip Morris (1.94% of the portfolio) boosted the company's price this year. As a result, Philip Morris returned over 89%, contributing to the Fund's overall performance. This particular holding was a good example of the stock market's movement into value stocks over the course of the year.

The outlook for the Fund includes ample opportunities given the widening spread between the most and least attractive companies in the S&P 500 Index. Another positive factor is the strong likelihood that the Federal Reserve will lower interest rates further to stimulate economic growth. Such a move could help reassure equity investors concerned about lower corporate spending and more earnings disappointments.

                          Average Annual Total Returns

Years ended December 31, 2000            1 Year      5 Years     Life of Fund

Select Growth and Income Fund            -10.80%      12.83%       12.37%

S&P 500(R)Index                           -9.10%      18.33%       17.31%

Lipper Growth & Income Funds Average       0.73%      15.03%       14.74%


                   Growth of a $10,000 Investment Since 1992

                                    [GRAPH]


                                     Select
                                     Growth
                                     and           S&P
                                     Income        500
                                     Fund          Index
                    08/21/1992       $ 10,000      $ 10,000
                    12/31/1992       $  9,989      $ 10,627
                    12/31/1993       $ 11,025      $ 11,698
                    12/31/1994       $ 11,105      $ 11,853
                    12/31/1995       $ 14,473      $ 16,307
                    12/31/1996       $ 17,550      $ 20,051
                    12/31/1997       $ 21,501      $ 26,715
                    12/31/1998       $ 25,032      $ 34,356
                    12/31/1999       $ 29,678      $ 41,571
                    12/31/2000       $ 26,473      $ 37,788

The Select Growth and Income Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The S&P 500(R) Index is an unmanaged index of 500 leading stocks. S&P 500(R) Index is a registered trademark of the Standard & Poor's Corporation. The Lipper Growth & Income Funds Average is a non-weighted average of 997 funds within the Growth and Income investment objective. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

J. P. Morgan Investment Management Inc.

About the Fund

Seeks a combination of long-term growth of capital and current income by investing primarily in dividend- paying stocks and convertible securities.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

                                 [HISTOGRAM]

Pharmaceuticals                    12%
Computer Software & Processing      7%
Computers & Information             7%
Oil & Gas                           7%
Banking                             6%
Industrial - Diversified            5%
Financial Services                  5%
Telephone Systems                   5%
Insurance                           5%
Other                              40%

Select Strategic Income Fund

The Select Strategic Income Fund returned 5.73% for the period of July 3, 2000 (the start-up date of the Fund) through December 31, 2000, underperforming its benchmark, the Lehman Brothers Aggregate Bond Index, which returned 7.36% for that same six-month period.

The six-month period was marked by stable interest rates as the economy showed signs of a slowdown. Earlier in the year when the Treasury Department announced that the budget surplus would enable it to buy back bonds and issue fewer new ones, the bond market rallied. The resulting scarcity of Treasury bonds and a tight monetary policy created an inverted yield curve, an unusual situation in which short-term interest rates are higher than long-term interest rates. Normally, investors expect to earn higher rates of return the longer they are willing to lend their money . The period ended with an accumulation of lower earnings reports from major corporations, especially those in technology, and both equity and bond markets declined during the fourth quarter.

The Fund's performance was hurt by the declining prices of most non-Treasury bonds.Specifically, many corporate bonds declined because lower earnings threatened their credit ratings, and mortgage-backed assets were hurt when prepayments started to rise. Helping fund performance were bonds with longer duration, which benefited from the declining yields on Treasury bonds.

Looking ahead, the Fund could benefit from reductions in short- term interest rates and distressed prices in the non- Treasury bond categories. It is anticipated that strong underlying fundamentals of low inflation, a strong dollar, and technology-led productivity may continue to transform the economic landscape, diminishing the risk of recession. This may effect a loosening in monetary policy, as well as a decrease in energy prices and cuts in taxes--all positive influences on the fixed-income market.

Investment Sub-Advisor

Western Asset Management Company

About the Fund

The Fund uses a broader, multiple investment strategy that includes some allocation to international and high yield bonds in an effort to exceed the benchmark by at least 100 basis points over a three to five year period while approximating benchmark risk.

                             Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

U.S. Government & Agency Obligations         62%
Corporate Notes & Bonds                      23%
Asset-Backed & Mortgage-Backed Securities    12%
Foreign Government Obligations                3%

                         Average Annual Total Returns

Years ended December 31, 2000             1 Year    5 Years      Life of Fund

Select Strategic Income Fund               N/A        N/A            5.73%

Lehman Brothers Aggregate Bond Index       N/A        N/A            7.36%

Lipper Intermediate Investment
Grade Funds Average                        N/A        N/A           13.43%

                   Growth of a $10,000 Investment Since 2000

                                    [GRAPH]

                                   Lehman
                     Select        Brothers
                     Strategic     Aggregate
                     Income        Bond
                     Fund          Index
07/03/2000           $  10,000     $  10,000
12/31/2000           $  10,573     $  10,736

The Select Strategic Income Fund is a portfolio of the Allmerica Investment
Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 289 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, ut do not include insurance charges. If performance information included the effect of these additional charges, it would be lower.

The Select Investment Grade Income Fund*

The Select Investment Grade Income Fund returned 10.31% for the year, underperforming its benchmark, the Lehman Aggregate Bond Index, which returned 11.63%.

The year began in the midst of a declining fixed-income market shaped by three interest rate increases from the Federal Reserve. The increases were meant to counteract any inflation caused by an accelerating economy and a tight labor market. Meanwhile, the bond market began a surprising rally triggered by the Treasury Department's program to buy back outstanding bonds and issue fewer new ones because of a budget surplus. The resulting buying surge of increasingly scarce Treasury bonds combined with a tightening monetary policy to create an inverted yield curve, an unusual situation in which short-term interest rates are higher than long-term rates. As 2000 progressed, signs of a slowing economy, especially earnings warnings from corporations, became increasingly common. Concern about a recession negatively affected both the spread sectors in the fixed income and equity markets in the last quarter of the year.

Within the Fund, corporate bond holdings hurt performance. This sector's poor performance was mostly due to deteriorating credit quality where concerns arose about corporations' ability to pay off debt when their earnings were shrinking. The Fund was also hurt by its underweight position in the Treasury sector. Despite these two factors, the Fund benefited from individual credit recoveries in the corporate sector and continued its long- term strategy to seek yield through fundamental analysis of individual securities.

Looking forward to 2001, it is likely that interest rates will continue to go down. Such a trend could favor the performance of Treasury bonds, although their outpeformance versus other types of bonds will probably not match that of last year.

                          Average Annual Total Returns

Years ended December 31, 2000            1 Year     5 Years    10 Years

Select Investment Grade Income*          10.31%      5.99%      7.93%

Lehman Brothers Aggregate Bond Index     11.63%      6.46%      7.95%

Lipper Intermediate Investment
Grade Funds Average                       9.78%      5.47%      7.57%

                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

                  Select         Lehman
                  Investment     Brothers
                  Grade          Aggregate
                  Income         Bond
                  Fund           Index
12/31/1990        $  10,000      $  10,000
12/31/1991        $  11,675      $  11,597
12/31/1992        $  12,648      $  12,458
12/31/1993        $  14,014      $  13,672
12/31/1994        $  13,599      $  13,274
12/31/1995        $  16,026      $  15,726
12/31/1996        $  16,595      $  16,294
12/31/1997        $  18,164      $  17,634
12/31/1998        $  19,612      $  19,422
12/31/1999        $  19,422      $  19,263
12/31/2000        $  21,424      $  21,503

The Select Investment Grade Income Fund is a portfolio of the Allmerica Investment Trust.

*Effective July 1, 2000, shares at the separate account level of Select Investment Grade Income Fund were substituted for all the shares of Select Income Fund.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Brothers Aggregate Bond Index is an unmanaged index of all fixed rate debt issues with an investment grade rating at least one year to maturity and an outstanding par value of at least $25 million. The Lipper Intermediate Investment Grade Funds Average tracks the performance of 289 funds investing in intermediate-term corporate and government debt securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would been lower.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

The Fund's objective is to generate a high level of total return by investing in highly diversified, investment grade, fixed-income securities.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net  assets was:

U.S. Government & Agency Obligations                   29%
Corporate Notes & Bonds                                27%
U.S. Government & Agency Mortgage-Backed Securities    26%
Asset-Backed & Mortgage-Backed Securities               9%
Other                                                   9%

Government Bond Fund

The Government Bond Fund returned 10.00% for the year, underperforming its benchmark, the Lehman Brothers Intermediate Government Bond Index, which returned 10.47%.

The fixed-income market operated in an uncertain environment during the first half of 2000. The interest rate hikes the Federal Reserve started in 1999 continued through May. Volatility, much of it attributed to concerns about whether tightened monetary policy could control the economy's robust growth and head off inflation, plagued both the stock and bond markets. In spite of negative news, the bond market began to rally in early February. Investors bid up Treasury bonds, reacting to a buy back program and a tightening supply of new bonds, both a result of the budget surplus. In late summer signs of a slowing economy, including earnings warnings from corporations, were increasingly common. Recession fears overtook both the fixed income and equity markets by last quarter, a marked contrast to the robust growth in stock prices at the end of 1999.

As interest rates declined through the year, the fund benefited from its longer-than- benchmark duration. The Fund was slightly underweight in Treasury bonds, which detracted only slightly from the Fund's performance. The next best performing sector, which helped the portfolio was U.S. Agency Bonds, especially in the second half of the year. The Fund's slight overweight in mortgage-backed securities was also a detractor from performance as this sector reacted negatively to interest rate volatility and the redirection of investor monies into Treasuries.

The outlook for 2001 is expected to be tempered by concern that the economy's weakness is a prelude to recession. The Fund is likely to maintain its slight underweight position in Treasury bonds consistent with the manager's belief that yield via spread product outperforms over the long term. The manager also expects to keep the Fund's duration longer than that of the benchmark in anticipation of at least one more easing by the Federal Reserve in 2001.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Generates high income while seeking to preserve capital and maintain liquidity by investing primarily in debt instruments issued or guaranteed by the U.S. Government or its agencies.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

U.S. Government & Agency Obligations                   77%
U.S. Government Agency Mortgage-Backed Securities      11%
Asset-Backed & Mortgage-Backed Securities              11%
Other                                                   1%

                          Average Annual Total Returns

Years ended December 31, 2000                 1 Year     5 Years   Life of Fund

Government Bond Fund                          10.00%      5.65%      6.58%

Lehman Intermediate Government Bond Index     10.47%      6.18%      6.94%

Lipper Short-Intermediate
U.S. Government Funds Average                  8.56%      5.16%      6.13%

                   Growth of a $10,000 Investment Since 1991

                                    [GRAPH]

                            Lehman
                            Intermediate
               Government   Government
               Bond         Bond
               Fund         Index
08/26/1991     $  10,000    $  10,000
12/31/1991     $  10,727    $  10,660
12/31/1992     $  11,434    $  11,399
12/31/1993     $  12,292    $  12,330
12/31/1994     $  12,184    $  12,114
12/31/1995     $  13,775    $  13,860
12/31/1996     $  14,259    $  14,423
12/31/1997     $  15,269    $  15,537
12/31/1998     $  16,441    $  16,856
12/31/1999     $  16,491    $  16,946
12/31/2000     $  18,140    $  18,720

The Government Bond Fund is a portfolio of the Allmerica Investment Trust.

Portfolio composition will vary over time.

Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

The Lehman Intermediate Government Bond Index is an unmanaged index of U.S. Government and Agency bonds with remaining maturities of one to ten years. The Lipper Short-Intermediate U.S. Government Funds Average is the non-weighted average performance of 91 funds investing in short- to intermediate government securities. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Money Market Fund

The Money Market Fund returned 6.40% for the year, outperforming its benchmark, iMoneyNet, Inc.'s Money Funds Report Averages: 1st Tier Taxable, which returned 5.80%.

The year began in the midst of a fixed-income bear market. Surprisingly, in the face of growing inflation worries, the bond market began to rally in the first quarter of 2000 when the Treasury Department announced it would buy back bonds and limit issues of new ones because budget surpluses had reduced the need for borrowing. Fewer new bonds and the tightening of monetary policy begun in 1999 caused the short-term interest rates to rise. The result was a somewhat unusual inversion in the yield curve. Normally, interest rates are higher for long-term bonds to compensate investors for tying up their money for longer periods; the inversion showed that investors were favoring short-term bonds.

The second and third quarters revealed continued economic slowdown. Higher energy prices, reduced capital investment, and warnings of lower corporate earnings heightened consumer concerns. Stocks and bonds both suffered. A disputed presidential election dampened the fourth quarter, ending a year that began with the mistaken belief that the "new economy" had eliminated the traditional business cycle.


During 2000, the Fund maintained a long average weighted maturity, the length of time bonds are held (or called) and then repaid. This strategy was combined with a 30-40% allocation to floating rate notes, which carry a variable interest rate and help protect against interest rate increases, and a careful selection of bonds of differing maturities to provide liquidity.

The outlook for 2001 includes the likelihood of interest rate cuts to forestall a recession. Based on this outlook, the Fund expects to focus on maintaining an average weighted maturity of 60 days or greater while capitalizing on pockets of market that often occur when interest rates change.

                          Average Annual Total Returns

Years ended December 31, 2000          1 Year      5 Years     10 Years

Money Market Fund                       6.40%       5.59%        5.07%

Money Funds Report Averages:

1st Tier Taxable*                       5.80%       5.04%        4.59%

Lipper Money Market Funds Average       5.70%       5.00%        4.62%

*Formerly IBC Donoghue, this represents a name change only.

                     Average Yield as of December 31, 2000

Money Market Fund 7-Day Yield                                    6.43%

                   Growth of a $10,000 Investment Since 1990

                                    [GRAPH]

                                        Money
                                        Funds
                                        Report
                              Money    Averages:
                              Market   1st Tier
                               Fund     Taxable

           12/31/1990        $10,000    $10,000
           12/31/1991        $10,780    $10,568
           12/31/1992        $11,188    $10,919
           12/31/1993        $11,523    $11,207
           12/31/1994        $11,937    $11,621
           12/31/1995        $12,634    $12,253
           12/31/1996        $13,311    $12,851
           12/31/1997        $13,976    $13,494
           12/31/1998        $14,746    $14,164
           12/31/1999        $15,512    $14,811
           12/31/2000        $16,506    $15,670

The Money Market Fund is a portfolio of the Allmerica Investment Trust. Portfolio composition will vary over time. The Fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government Agency. Although the Fund seeks to maintain a net asset value of $1.00 per share, it is possible to lose money by investing in the Fund. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. iMoneyNet, Inc. is an independent firm that tracks 2a-7 regulated money market funds on a yield, shareholder, asset size and portfolio allocation basis.

The Lipper Money Market Funds Average is the average investment performance of 362 funds within the Money Market category. Performance numbers are net of all fund operating expenses, but do not include insurance charges. If performance information included the effect of these additional charges, it would have been lower.

Investment Sub-Adviser

Allmerica Asset Management, Inc.

About the Fund

Strives to maximize current income for investors while preserving capital and liquidity.

                              Portfolio Composition

As of December 31, 2000, the sector allocation of net assets was:

Corporate Notes          50%
Commercial Paper         26%
Certificates of Deposit   8%
Investment Company        4%
Municipal                 2%
Other                    10%

                          Select Emerging Markets Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                                    Value
     Shares                                                       (Note 2)

----------------------------------------------------------------------------
 COMMON STOCKS - 86.5%

             Argentina - 0.3%
      8,000  Telecom Argentina Stet SA, ADR                      $   125,500
                                                                 -----------
             Brazil - 11.5%
     15,500  Aracruz Celulose SA, Sponsored ADR                      231,531
      8,030  Brasil Telecom Participacoes S.A., ADR                  473,770
     34,800  Cia Paranaense Enernergia-Copel, Sponsored ADR          293,625
     16,100  Companhia Brasileira de Distribuicao Grupo Pao de
             Acucar, ADR                                             587,650
     16,600  Companhia Cervejaria Brahma, ADR                        427,450
     27,600  Compania Vale Do Rio Doce, Sponsored ADR                672,027
  3,732,500  Eletropaulo Metropolitana - Electricidade de Sao
             Paulo SA                                                172,441
     39,900  Embratel Partipacoes SA, ADR                            625,931
     13,400  Gerdau SA, ADR                                          113,900
      4,000  Petroleo Brasileiro SA                                   99,538
     11,100  Petroleo Brasileiro SA, ADR*                            280,275
     24,900  Petroleo Brasileiro SA, Sponsored ADR                   584,577
      3,600  Tele Centro Sul Participacoes SA, ADR*                   94,050
     17,484  Tele Norte Leste Participacoes SA, ADR                  391,751
      2,100  Telecomunicacoes Brasileiras SA, ADR*                        22
     18,900  Telesp Celular Participacoes SA, ADR                    510,300
      8,400  Ultrapar Participacoes SA                                70,350
                                                                 -----------
                                                                   5,629,188
                                                                 -----------
             Chile - 2.5%
     11,400  Banco Santiago ADR                                      223,012
     26,300  Cia de Telecomunicaciones de Chile SA, ADR*             346,831
      9,100  Compania Cerveceri AS Unibas SA, ADR                    195,650
     13,100  Distribucion y Servicio, ADR                            228,431
     12,137  Enersis SA, Sponsored ADR*                              213,915
                                                                 -----------
                                                                   1,207,839
                                                                 -----------
             China - 1.3%
  3,404,000  China Petroleum and Chemical Corp., (Sinopec)*          541,236
    488,000  Petrochina Co., Ltd.                                     81,350
                                                                 -----------
                                                                     622,586
                                                                 -----------
             Czech Republic - 0.6%
     43,100  Ceske Energeticke Zavody AS                             115,883
     13,240  Cesky Telecom AS*                                       178,589
          1  Komercni Banka AS*                                            8
                                                                 -----------
                                                                     294,480
                                                                 -----------
             Egypt - 0.3%
      7,160  Egyptian Co. for Mobile Services*                       136,465
                                                                 -----------
             Greece - 1.6%
      7,665  Alpha Credit Bank SA                                    264,288
     10,000  Cosmote SA*                                              80,959
     25,870  Hellenic Telecommunication Organization                 387,840
      5,860  STET Hellas Telecommunications SA, ADR*                  61,530
                                                                 -----------
                                                                     794,617
                                                                 -----------

                                                                      Value
     Shares                                                         (Note 2)

------------------------------------------------------------------------------
             Hong Kong - 7.2%
    239,000  China Telecom, Ltd.*                                  $ 1,305,442
  1,143,000  China Unicom Limited*                                   1,751,305
    177,000  Hong Kong Exchanges & Clearing, Ltd.                      406,233
    110,000  Legend Holdings Limited                                    69,113
                                                                   -----------
                                                                     3,532,093
                                                                   -----------
             Hungary - 1.4%
     19,500  Matav Rt., Sponsored ADR                                  398,531
      5,080  MOL Magyar Olaj, GDR                                       85,824
      3,925  OTP Bank Rt., GDR                                         220,342
                                                                   -----------
                                                                       704,697
                                                                   -----------
             India - 3.3%
     29,300  ICICI Bank Ltd., ADR*                                     186,787
      5,200  ICICI Limited, ADR                                         54,600
     13,000  ITC, Ltd., Sponsored GDR                                  253,500
     31,700  Mahanagar Telephone Nigam, Ltd., GDR                      251,222
     12,000  Ranbaxy Laboratories, Ltd., Sponsored GDR                 196,500
     15,000  Reliance Industries, Ltd., GDR(a)                         240,000
     33,375  Videsh Sanchar Nigam Ltd., ADR                            417,188
                                                                   -----------
                                                                     1,599,797
                                                                   -----------
             Indonesia - 1.1%
    193,500  PT Hanjaya Mandala Sampoerna Tbk                          299,538
  1,375,000  PT Indofood Sukses Makmur Tbk*                            110,688
    491,780  PT Telekomunikasi                                         104,749
                                                                   -----------
                                                                       514,975
                                                                   -----------
             Israel - 5.9%
    142,420  Bank Hapoalim, Ltd.                                       413,403
    107,840  Bank Leumi Le-Israel*                                     250,049
     31,600  Bezeq Israel Telecommunication Corp., Ltd.                169,692
      1,690  Blue Square-Israel, Ltd., ADR*                             21,442
      8,120  Check Point Software Technologies, Ltd.*                1,084,528
      7,160  ECI Telecommunications, Ltd., ADR                         100,128
      1,480  Gilat Satellite Networks, Ltd.*                            37,740
      3,440  NICE Systems, Ltd.*                                        69,015
      1,700  Orbotech, Ltd.*                                            63,431
      8,790  Teva Pharmaceutical Industries, Ltd., Sponsored ADR       643,868
                                                                   -----------
                                                                     2,853,296
                                                                   -----------
             Luxembourg - 0.2%
     12,900  Quilmes Industrial, ADR                                   116,100
                                                                   -----------
             Malaysia - 2.4%
     68,000  Digi Swisscom Berhad*                                      86,979
     78,000  Genting Berhad                                            192,972
     43,000  Malayan Banking Berhad                                    152,783
     98,000  Resorts World Berhad                                      156,045
    102,000  Telekom Malaysia Berhad                                   303,358
     82,000  Tenaga Nasional Berhad                                    250,346
     54,000  United Engineers (Malaysia)                                41,218
                                                                   -----------
                                                                     1,183,701
                                                                   -----------

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                                   Value
     Shares                                                      (Note 2)

---------------------------------------------------------------------------
             Mexico - 9.7%
     33,596  Cemex SA de CV                                     $   121,483
      8,612  Cemex SA, ADR                                          155,554
    312,700  Cifra SA de CV, Series C*                              575,931
     55,800  Fomento Economico Mexicano SA                          166,647
    367,200  Grupo Financiero Banamex Accival SA, Class O*          603,714
    487,000  Grupo Financiero Bancomer SA, Class O*                 269,603
    138,000  Grupo Modelo SA de CV                                  366,183
     13,800  Grupo Televisa SA, Sponsored GDR*                      620,138
     82,100  Kimberly-Clark de Mexico, Series A                     227,253
     35,800  Telefonos de Mexico, Sponsored ADR                   1,615,475
                                                                -----------
                                                                  4,721,981
                                                                -----------
             Peru - 0.1%
      3,300  Compania de Minas Buenaventura SA, Sponsored ADR        47,850
                                                                -----------
             Philippines - 0.6%
    738,000  Ayala Land, Inc.                                        79,852
     64,860  Manila Electric Co., Class B                            64,341
      9,700  Philippine Long Distance Telephone Co.                 168,147
                                                                -----------
                                                                    312,340
                                                                -----------
             Poland - 1.9%
     13,220  Elektrim Spolka Akcyjna SA*                            162,048
     14,520  KGHM Polska Miedz SA, GDR*                             182,002
     12,900  Polski Koncern Naftowy SA                              143,190
      5,200  Powszechny Bank Kredy, GDR                             135,590
     43,000  Telekomunikacja Polska SA, GDR                         293,475
                                                                -----------
                                                                    916,305
                                                                -----------
             Russia - 2.6%
     13,380  LUKoil Holding, Sponsored ADR                          495,060
      7,477  Mobile Telesystems*                                    179,448
      7,500  Rostelecom                                              38,906
     37,830  Surgutneftegaz, Sponsored ADR                          393,432
     22,990  Unified Energy Systems, GDR                            179,189
                                                                -----------
                                                                  1,286,035
                                                                -----------
             South Africa - 7.1%
     12,700  Anglo American Platinum Corp., Ltd.                    593,181
      9,820  De Beers Centenary                                     259,719
    323,000  FirstRand, Ltd.                                        358,788
      3,400  Johnnic Holdings Limited                                37,453
     42,895  LA Group, Ltd.                                           5,671
    638,286  Metro Cash and Carry, Ltd.                              86,935
    115,810  Nampak, Ltd.                                           170,762
     27,300  Naspers, Ltd., Class N                                 111,013
    660,675  Profurn, Ltd.                                          243,789
    284,600  Sanlam, Ltd.                                           359,791
     60,110  Sappi, Ltd.*                                           430,039
     87,000  Sasol, Ltd.                                            563,168
    310,800  Theta Group, Ltd.                                      219,891
                                                                -----------
                                                                  3,440,200
                                                                -----------

                                                                 Value
     Shares                                                    (Note 2)

-------------------------------------------------------------------------
             South Korea - 11.8%
     38,076  Kookmin Bank                                     $   449,194
     37,600  Korea Electric Power Corp.                           702,582
     21,200  Korea Telecom Corp.*                               1,124,624
      3,300  Korea Telecom Corp., Sponsored ADR                   102,300
     15,200  L.G. Chemical, Ltd.                                  136,595
      3,700  Pohang Iron & Steel Co., Ltd.                        224,109
     14,023  Samsung Electronics Co.                            1,754,263
      4,350  Samsung Securities Co., Ltd.                          79,905
     39,220  Shinhan Bank                                         322,953
      4,200  Sk Telecom Co., Ltd.                                 841,330
                                                              -----------
                                                                5,737,855
                                                              -----------
             Taiwan - 7.3%
     35,957  Advanced Semiconducter Engineering, Inc., ADR*       110,118
     12,000  ASE Test Limited*                                    102,000
     37,368  Asustek Computer, Inc., GDR                          114,907
     86,231  Far Eastern Textile, Ltd., GDR*                      614,396
     27,450  Hon Hai Precision Industry Co., Ltd*                 323,224
     65,593  Powerchip Semiconductor Corp., GDR*                  331,245
    116,189  Siliconware Precision Industries Co., GDR*           290,473
     18,725  Synnex Technology International Corp., GDR*          109,354
     28,000  Taiwan Semiconductor Manufacturing Co., ADR*         483,000
    100,000  United Microelectronics Corp., ADR*                  825,000
     24,502  Winbond Electronics Corp., GDR*                      241,345
                                                              -----------
                                                                3,545,062
                                                              -----------
             Thailand - 1.1%
     37,500  Advanced Info Service Public Co., Ltd.*              363,323
      5,600  Siam Cement Co., Ltd.*                                52,964
    307,000  TelecomAsia Corp., Public Co., Ltd.*                 125,717
                                                              -----------
                                                                  542,004
                                                              -----------
             Turkey - 3.3%
  1,925,017  Anadolu Efes Biracilik Ve Malt Sanayii AS             93,363
  2,526,350  Arcelik AS                                            43,453
 11,090,350  Dogan Yayin Holding AS*                               76,523
    702,000  Eregli Demir ve Celik Fabrikalari TAS*                14,391
    717,000  Migros Turk, TAS                                      92,063
  4,103,900  Turkcell Iletisim Hizmetleri AS*                     128,862
 43,688,810  Turkiye Garanti Bankasi AS*                          244,657
 33,322,800  Turkiye Is Bankasi, Class C                          546,494
 15,001,000  Vestel Electronik Sanayi ve Ticaret*                  55,504
 64,495,416  Yapi ve Kredi Bankasi AS*                            335,376
                                                              -----------
                                                                1,630,686
                                                              -----------
             United Kingdom - 0.8%
     60,341  Dimension Data Holdings, Plc*                        410,144
                                                              -----------
             Zimbabwe - 0.6%
  1,240,000  Econet Wireless Holdings, Ltd.*                      290,780
                                                              -----------

             Total Common Stocks                               42,196,576
                                                              -----------
             (Cost $54,068,642)

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                               Value
     Shares                                                  (Note 2)

-----------------------------------------------------------------------
 PREFERRED STOCKS - 2.4%

             Brazil - 2.4%
 67,686,689  Banco Bradesco SA                              $   487,344
  4,313,000  Banco Itau SA                                      409,304
 28,860,000  Telepar                                            245,310
                                                            -----------
                                                              1,141,958
                                                            -----------

             Total Preferred Stocks                           1,141,958
                                                            -----------
             (Cost $1,045,547)

 RIGHTS - 0.0%

             Brazil - 0.0%
  2,596,534  Banco Bradesco SA*                                   8,703
                                                            -----------
             Thailand - 0.0%
    100,421  TelecomAsia Corp. Public Co. Ltd*                   10,223
                                                            -----------

             Total Rights                                        18,926
                                                            -----------
             (Cost $68,642)

 WARRANTS - 5.3%

             India - 2.6%
     45,000  Hindustan Lever Limited*                           199,550
      8,700  Infosys Technologies, Ltd., ADR*                 1,070,395
                                                            -----------
                                                              1,269,945
                                                            -----------

             Mexico - 0.0%
        818  Cemex SA*                                           13,344
      1,000  Cemex SA, ADR*                                         239
                                                            -----------
                                                                 13,583
                                                            -----------

             Taiwan - 2.7%
    313,000  Taiwan Semiconductor Manufacturing Co.*            958,970
    119,160  Taiwan Semiconductor Manufacturing Co., Ltd.       347,054
      7,700  Winbond Electronics Corp.*                           7,315
                                                            -----------
                                                              1,313,339
                                                            -----------

             Total Warrants                                   2,596,867
                                                            -----------
             (Cost $4,371,331)

                                          Value
  Par Value                             (Note 2)

--------------------------------------------------
 CONVERTIBLE DEBT - 0.2%
             South Korea - 0.2%
 $   95,000  Samsung Electronics Co.
             2.00%, 01/31/03           $   101,868
                                       -----------
             Total Convertible Debt        101,868
                                       -----------
             (Cost $96,568)
 Total Investments - 94.4%              46,056,195
                                       -----------
 (Cost $59,650,730)
 Net Other Assets and Liabilities -
  5.6%                                   2,729,024
                                       -----------
 Total Net Assets - 100.0%             $48,785,219
                                       ===========

------------------
*   Non-income producing security.
(a) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 2000, these secu-rities amounted to $240,000 or 0.5% of net assets.
ADR American Depositary Receipt. Shares of a foreign based corporation held in
    U.S. banks entitling the shareholder to all dividends and capital gains. GDR Global Depositary Receipt. A negotiable certificate held in the bank of one country representing a specific number of shares of a stock traded on an exchange of another country.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $60,313,649. Net unrealized appreciation (depreciation) aggregated $(14,257,454), of which $1,636,446 related to appreciated investment securities and $(15,893,900) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $361,532 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $1,274,196.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $73,725,552 and $49,814,495 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $6,545,878. The value of collateral amounted to $6,850,217 which consisted of cash equivalents.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

Contracts To              Settlement   Contracts    In Exchange    Unrealized
  Deliver      Currency     Dates       At Value    For U.S. $    Depreciation
------------   --------   ----------   ----------   -----------   ------------
   6,634,000     MXN       03/07/01    $  690,323   $  684,284      $ (6,039)
   8,720,000     MXN       05/24/01       907,386      878,404       (28,982)
                                       ----------   ----------      --------
                                       $1,597,709   $1,562,688      $(35,021)
                                       ==========   ==========      ========

------------------
MXNMexican Peso

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Emerging Markets Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                     Industry Concentration of Investments
                     -------------------------------------
                  as a Percentage of Net Assets (Unaudited):
                  ------------------------------------------

Telephone Systems                                                        22.2%
Electronics                                                              10.3
Banking                                                                   9.7
Oil & Gas                                                                 6.0
Beverages, Food & Tobacco                                                 4.8
Financial Services                                                        4.4
Communications                                                            3.9
Computer Software & Processing                                            3.9
Electrical Equipment                                                      3.9
Electric Utilities                                                        3.7
Computers & Information                                                   2.8
Metals                                                                    2.5
Forest Products & Paper                                                   2.2
Pharmaceuticals                                                           1.7
Retailers                                                                 1.6
Media - Broadcasting & Publishing                                         1.5
Food Retailers                                                            1.4
Chemicals                                                                 1.3
Textiles, Clothing & Fabrics                                              1.3
Mining                                                                    1.2
Entertainment & Leisure                                                   0.8
Building Materials                                                        0.7
Insurance                                                                 0.7
Industrial - Diversified                                                  0.6
Commercial Services                                                       0.4
Household Products                                                        0.4
Home Construction, Furnishings & Appliances                               0.2
Real Estate                                                               0.2
Heavy Machinery                                                           0.1
Net Other Assets and Liabilities                                          5.6
                                                                        -----
 Total                                                                  100.0%
                                                                        =====

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                               Value
     Shares                                                   (Note 2)

------------------------------------------------------------------------
 COMMON STOCKS - 98.2%

             Advertising - 1.9%
    191,400  ADVO, Inc.*                                    $  8,493,375
    137,800  TMP Worldwide, Inc.*                              7,579,000
                                                            ------------
                                                              16,072,375
                                                            ------------
             Airlines - 1.1%
    298,000  Frontier Airlines, Inc.*                          9,219,375
                                                            ------------
             Apparel Retailers - 2.7%
    376,500  Chico's FAS, Inc.*                                7,859,437
    233,400  Timberland Co.*                                  15,608,625
                                                            ------------
                                                              23,468,062
                                                            ------------
             Banking - 2.3%
    159,300  City National Corp.                               6,182,831
    251,400  Silicon Valley Bancshares*                        8,689,012
    117,100  Southwest Bancorp*                                5,027,981
                                                            ------------
                                                              19,899,824
                                                            ------------
             Beverages, Food & Tobacco - 0.8%
    163,600  Pepsi Bottling Group, Inc.                        6,533,775
                                                            ------------
             Commercial Services - 7.4%
    164,900  Critical Path, Inc.*                              5,070,675
    124,000  DiamondCluster International, Inc., Class A*      3,782,000
    171,400  Documentum, Inc.*                                 8,516,437
     87,400  Forrester Research, Inc.*                         4,375,462
     87,600  Incyte Pharmaceuticals, Inc.*                     2,179,050
    132,100  Interwoven, Inc.*                                 8,710,344
     63,900  Invitrogen Corp.*                                 5,519,362
    131,200  Manhattan Associates, Inc.*                       5,592,400
     96,400  Pre-Paid Legal Services, Inc.*                    2,458,200
     42,200  Quest Diagnostics, Inc.*                          5,992,400
    279,100  Robert Half International, Inc.*                  7,396,150
    194,600  Teletech Holdings, Inc.*                          3,575,775
                                                            ------------
                                                              63,168,255
                                                            ------------
             Communications - 5.8%
    258,900  Andrew Corp.*                                     5,631,075
    295,200  Cable Design Technologies Corp.*                  4,963,050
    175,400  Digital Lightwave, Inc.*                          5,557,987
    483,300  Efficient Networks, Inc.*                         6,887,025
     55,600  Elantec Semiconductor, Inc.*                      1,542,900
    208,750  Mastec, Inc.*                                     4,175,000
     94,100  Newport Corp.                                     7,397,145
    126,700  Time Warner Telecom, Inc., Class A*               8,037,531
    161,100  Tollgrade Communications, Inc.*                   5,880,150
                                                            ------------
                                                              50,071,863
                                                            ------------
             Computer Software & Processing - 16.1%
    238,600  Actel Corp.*                                      5,771,137
    101,900  Agile Software Corp.*                             5,031,312
    106,200  AremisSoft Corp.*                                 4,533,412
    138,000  Art Technology Group, Inc.*                       4,217,625

                                                             Value
     Shares                                                 (Note 2)

----------------------------------------------------------------------
             Computer Software & Processing (continued)
    130,500  Aspen Technology, Inc.*                      $  4,339,125
    109,600  Business Objects S.A. ADR*                      6,206,100
    186,300  Carreker Corp.*                                 6,473,925
    125,200  Cerner Corp.*                                   5,790,500
    481,300  Comdisco, Inc.                                  5,504,869
     58,500  Internet Security Systems, Inc.*                4,588,594
    119,100  IntraNet Solutions, Inc.*                       6,074,100
    133,800  Jack Henry & Associates, Inc.                   8,312,325
     55,400  Macromedia, Inc.*                               3,365,550
    199,700  Mentor Graphics Corp.*                          5,479,269
    117,200  Micromuse, Inc.*                                7,074,122
     71,800  Netegrity, Inc.*                                3,904,125
    260,300  Pericom Semiconductor Corp.*                    4,815,550
    452,500  Portal Software, Inc.*                          3,549,319
    175,300  RSA Security, Inc.*                             9,268,987
    194,300  SanDisk Corp.*                                  5,391,825
    135,700  Secure Computing Corp.*                         1,340,037
    282,500  SERENA Software, Inc.*                          9,671,218
    436,200  Sybase, Inc.*                                   8,642,212
    376,900  Verity, Inc.*                                   9,069,156
                                                          ------------
                                                           138,414,394
                                                          ------------
             Computers & Information - 1.3%
    204,800  Anixter International, Inc.*                    4,428,800
     62,600  CacheFlow, Inc.*                                1,068,112
     67,000  CDW Computer Centers, Inc.*                     1,867,625
    256,000  Integrated Silicon Solution, Inc.*              3,680,000
                                                          ------------
                                                            11,044,537
                                                          ------------
             Education - 0.6%
     99,300  Learning Tree International, Inc.*              4,915,350
                                                          ------------
             Electrical Equipment - 1.2%
    119,200  Cirrus Logic, Inc.*                             2,235,000
    219,900  Electro Scientific Industries, Inc.*            6,157,200
    170,600  Merix Corp.*                                    2,281,775
                                                          ------------
                                                            10,673,975
                                                          ------------
             Electronics - 10.6%
    118,600  Amphenol Corp.*                                 4,647,637
    347,500  ASM International N.V.*                         3,236,094
    275,300  AVX Corp.                                       4,508,038
    266,200  Celeritek, Inc.*                               10,148,875
    146,100  Credence Systems Corp.*                         3,360,300
    168,000  DSP Group, Inc.*                                3,535,879
    306,700  Exar Corp.*                                     9,502,915
    299,900  Helix Technology Corp.                          7,099,203
    104,800  Integrated Device Technology, Inc.*             3,471,500
    293,800  International Rectifier Corp.*                  8,814,000
    560,300  KEMET Corp.*                                    8,474,538
     83,500  Microsemi Corp.*                                2,322,344
    288,000  Semtech Corp.*                                  6,354,000
    335,700  Silicon Storage Technology, Inc.*               3,965,456
    273,000  Technitrol, Inc.                               11,227,125
                                                          ------------
                                                            90,667,904
                                                          ------------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                                     Value
     Shares                                                         (Note 2)

------------------------------------------------------------------------------
             Entertainment & Leisure - 1.7%
    197,800  International Game Technology*                       $  9,494,400
    281,700  Westwood One, Inc.*                                     5,440,331
                                                                  ------------
                                                                    14,934,731
                                                                  ------------
             Financial Services - 4.0%
     96,900  Barra, Inc.*                                            4,566,413
    204,100  Federated Investors, Inc., Class B                      5,944,413
    492,532  Metris Cos., Inc.                                      12,959,748
     97,400  SEI Investment Co.                                     10,908,800
                                                                  ------------
                                                                    34,379,374
                                                                  ------------
             Health Care Providers - 4.5%
     90,700  Laboratory Corp. of America Holdings*                  15,963,200
    160,000  LifePoint Hospitals, Inc.*                              8,020,000
    259,900  Triad Hospitals Holdings, Inc.*                         8,462,994
     55,600  Universal Health Services, Inc.*                        6,213,300
                                                                  ------------
                                                                    38,659,494
                                                                  ------------
             Heavy Machinery - 3.3%
    341,400  Dycom Industries, Inc.*                                12,269,063
     94,900  Smith International, Inc.*                              7,075,981
    276,700  Varian Semiconductor Equipment Associates, Inc.*        6,571,625
     79,300  Varian, Inc.*                                           2,686,288
                                                                  ------------
                                                                    28,602,957
                                                                  ------------
             Home Construction, Furnishings & Appliances - 0.6%
     42,300  NVR, Inc.*                                              5,228,280
                                                                  ------------
             Insurance - 1.3%
    142,000  Trigon Healthcare, Inc.*                               11,049,375
                                                                  ------------
             Media - Broadcasting & Publishing - 0.6%
     58,700  Scholastic Corp.*                                       5,202,288
                                                                  ------------
             Medical Supplies - 5.3%
     73,100  Applera Corp.*                                          2,627,031
    258,600  Inverness Medical Technology, Inc.*                    10,069,238
    409,300  LTX Corp.*                                              5,301,704
     93,300  Photon Dynamics, Inc.*                                  2,099,250
    199,300  PolyMedica Corp.*                                       6,651,638
    135,400  Varian Medical Systems, Inc.*                           9,198,738
    118,600  Waters Corp.*                                           9,903,100
                                                                  ------------
                                                                    45,850,699
                                                                  ------------
             Metals - 0.6%
    141,600  Lone Star Technologies, Inc.*                           5,451,600
                                                                  ------------
             Oil & Gas - 7.1%
    238,800  Dynegy, Inc.                                           13,387,725
    118,700  Equitable Resources, Inc.                               7,923,225
    140,500  Helmerich & Payne, Inc.                                 6,164,438
    181,200  Marine Drilling Companies, Inc.*                        4,847,100
    341,300  Ocean Energy, Inc.*                                     5,930,088
     93,300  Stone Energy Corp.*                                     6,022,515

                                                      Value
     Shares                                          (Note 2)

---------------------------------------------------------------
             Oil & Gas (continued)
    249,800  Valero Energy Corp.                   $  9,289,438
    355,400  Vintage Petroleum, Inc.                  7,641,100
                                                   ------------
                                                     61,205,629
                                                   ------------
             Pharmaceuticals - 12.8%
    186,400  Abgenix, Inc.*                          11,009,250
     65,800  Albany Molecular Research, Inc.*         4,054,925
    148,500  Andrx Corp.*                             8,594,438
    171,700  Biopure Corp.*                           3,434,000
    179,600  COR Therapeutics, Inc.*                  6,319,675
    201,300  Genzyme Transgenics Corp.*               2,881,106
     92,900  Gilead Sciences, Inc.*                   7,704,894
     61,600  Idec Pharmaceuticals Corp.*             11,677,050
    348,900  King Pharmaceuticals, Inc.*             18,033,769
    217,900  NeoRx Corp.*                             1,143,975
    275,600  Noven Pharmaceuticals, Inc.*            10,300,550
    384,000  Priority Healthcare Corp., Class B*     15,672,000
    101,500  Protein Design Labs, Inc.*               8,817,813
                                                   ------------
                                                    109,643,445
                                                   ------------
             Restaurants - 0.8%
    154,700  Brinker International, Inc.*             6,536,075
                                                   ------------
             Retailers - 2.2%
    146,500  BJ's Wholesale Club, Inc.*               5,621,938
    186,500  Michaels Stores, Inc.*                   4,942,250
    774,900  Pier 1 Imports, Inc.                     7,991,156
                                                   ------------
                                                     18,555,344
                                                   ------------
             Textiles, Clothing & Fabrics - 0.5%
    327,500  Oakley, Inc.*                            4,421,250
                                                   ------------
             Transportation - 1.1%
    253,800  Teekay Shipping Corp.                    9,644,400
                                                   ------------

             Total Common Stocks                    843,514,630
                                                   ------------
             (Cost $983,267,705)
 Total Investments - 98.2%                          843,514,630
                                                   ------------
 (Cost $983,267,705)
 Net Other Assets and Liabilities - 1.8%             15,244,310
                                                   ------------
 Total Net Assets - 100.0%                         $858,758,940
                                                   ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Aggressive Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $983,267,708. Net unrealized appreciation (depreciation) aggregated $(139,753,078), of which $111,326,872 related to appreciated investment securi-ties and $(251,079,950) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $2,803,008 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $194,352,220.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,383,693,970 and $1,266,358,553 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $122,377,390. The value of collateral amounted to $125,703,387 which consisted of cash equivalents.

                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
     Shares                                            (Note 2)

---------------------------------------------------------------------
 COMMON STOCKS - 98.6%

             Advertising - 2.6%
    127,900  Catalina Marketing Corp.*                $ 4,980,106
    129,000  Lamar Advertising Company*                 4,978,600
     56,200  TMP Worldwide, Inc.*                       3,091,000
                                                      -----------
                                                       13,049,706
                                                      -----------
             Automotive - 0.9%
    116,400  ITT Industries, Inc.                       4,510,500
                                                      -----------
             Banking - 1.8%
     91,400  Capital One Financial Corp.                6,015,262
    137,600  North Fork Bancorp., Inc.                  3,379,800
                                                      -----------
                                                        9,395,062
                                                      -----------
             Beverages, Food & Tobacco - 0.5%
     80,800  Sysco Corp.                                2,424,000
                                                      -----------
             Building Materials - 1.4%
    217,500  Apogent Technologies, Inc.*                4,458,750
     67,900  Martin Marietta Materials, Inc.            2,872,170
                                                      -----------
                                                        7,330,920
                                                      -----------
             Commercial Services - 10.0%
     42,200  Affymetrix, Inc.*                          3,141,262
     89,500  BISYS Group, Inc.*                         4,665,187
    249,200  Concord EFS, Inc.*                        10,949,225
     60,600  Incyte Pharmaceuticals, Inc.*              1,507,425
     48,100  Invitrogen Corp.*                          4,154,637
     58,100  Iron Mountain, Inc.*                       2,156,962
    168,600  Manpower, Inc.                             6,406,800
    378,200  Republic Services, Inc.*                   6,500,312
    249,200  Robert Half International, Inc.*           6,603,800
     57,000  United Rentals, Inc.*                        765,937
    173,600  Viad Corp.                                 3,992,800
     39,400  WebMD Corp.*                                 312,737
                                                      -----------
                                                       51,157,084
                                                      -----------
             Communications - 3.2%
    206,900  Exodus Communications, Inc.*               4,138,000
    316,700  McLeodUSA, Inc.*                           4,473,387
     33,800  Mercury Interactive Corp.*                 3,050,450
     14,500  Newport Corp.                              1,139,836
    126,100  Rogers Communications, Inc.                2,149,193
     60,100  Sonus Networks, Inc.*                      1,517,525
                                                      -----------
                                                       16,468,391
                                                      -----------
             Computer Software & Processing - 10.7%
    149,200  Affiliated Computer Services, Class A*     9,054,575
    133,100  Ceridian Corp.*                            2,653,681
     80,000  CIBER, Inc.*                                 390,000
     74,200  CNET, Inc.*                                1,187,200
    100,200  Electronic Arts, Inc.*                     4,271,025
     12,100  eSPEED, Inc.*                                189,819
     99,300  Homestore.com, Inc.*                       1,998,412

                                                             Value
     Shares                                                (Note 2)

---------------------------------------------------------------------
             Computer Software & Processing (continued)
     58,900  Internet Security Systems, Inc.*             $ 4,619,969
    113,900  Intuit, Inc.*                                  4,491,931
    163,500  Keane, Inc.*                                   1,594,125
     39,700  Macromedia, Inc.*                              2,411,775
     20,500  McDATA Corp.*                                  1,122,375
     56,600  Netiq Corp.*                                   4,945,463
    202,100  NOVA Corp.*                                    4,029,369
    188,800  Peregrine Systems, Inc.*                       3,728,800
     96,500  RealNetworks, Inc.*                              838,344
    117,400  SunGard Data Systems, Inc.*                    5,532,475
     48,100  Vignette Corp.*                                  865,800
     66,000  Vitria Technology, Inc.*                         511,500
                                                          -----------
                                                           54,436,638
                                                          -----------
             Computers & Information - 0.6%
     74,100  Informatica Corp.*                             2,931,581
                                                          -----------
             Electric Utilities - 0.2%
    125,100  TNPC, Inc.*                                    1,227,544
                                                          -----------
             Electrical Equipment - 0.5%
     54,700  Teleflex, Inc.                                 2,417,056
                                                          -----------
             Electronics - 8.9%
    126,100  Analog Devices, Inc.*                          6,454,744
    130,500  Flextronics International, Ltd.*               3,719,250
     44,400  Garmin, Ltd.*                                    876,900
    132,900  Jabil Circuit, Inc.*                           3,372,337
    223,400  KLA-Tencor Corp.*                              7,525,787
    295,800  Lattice Semiconductor Corp.*                   5,435,325
     81,800  Maxim Integrated Products, Inc.*               3,911,062
     81,300  Molex Inc., Class A                            2,068,069
     60,300  Novellus Systems, Inc.*                        2,167,031
     14,400  QLogic Corp.*                                  1,108,800
     37,900  Sanmina Corp.*                                 2,904,087
     67,000  SCI Systems, Inc.*                             1,767,125
     92,000  Xilinx, Inc.*                                  4,243,500
                                                          -----------
                                                           45,554,017
                                                          -----------
             Financial Services - 6.5%
    277,400  Federated Investors, Inc., Class B             8,079,275
    138,000  Franklin Resources, Inc.                       5,257,800
    201,900  Heller Financial, Inc.                         6,195,806
    255,400  Waddell & Reed Financial, Class A              9,609,425
    109,500  Waddell & Reed Financial, Class B              4,106,250
                                                          -----------
                                                           33,248,556
                                                          -----------
             Food Retailers - 0.6%
     45,200  Whole Foods Market, Inc.*                      2,762,850
                                                          -----------
             Health Care Providers - 3.7%
      5,800  Laboratory Corp. of America Holdings*          1,020,800
    170,300  Lincare Holding, Inc.*                         9,717,744
     72,200  Wellpoint Health Networks, Inc.*               8,321,050
                                                          -----------
                                                           19,059,594
                                                          -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                           Value
     Shares                                              (Note 2)

-------------------------------------------------------------------
             Heavy Machinery - 1.6%
    154,900  Pentair, Inc.                              $ 3,746,644
     61,600  Smith International, Inc.*                   4,593,050
                                                        -----------
                                                          8,339,694
                                                        -----------
             Insurance - 3.6%
    118,100  ACE, Ltd.                                    5,011,869
     68,300  MGIC Investment Corp.                        4,605,981
     12,000  Progressive Corp.                            1,243,500
    102,000  Protective Life Corp.                        3,289,500
     58,700  Radian Group, Inc.                           4,406,169
                                                        -----------
                                                         18,557,019
                                                        -----------
             Media - Broadcasting & Publishing - 2.7%
    237,400  Allegiance Telecom, Inc.*                    5,285,853
    162,700  Charter Communications, Inc., Class A*       3,691,256
     91,700  Cox Radio, Inc.*                             2,068,981
     28,500  Entercom Communications Corp.*                 981,469
    100,100  Entravision Communications Corp.*            1,839,337
                                                        -----------
                                                         13,866,896
                                                        -----------
             Medical Supplies - 7.1%
     52,500  Allergan, Inc.                               5,082,656
     35,600  Cytyc Corp.*                                 2,227,225
     69,300  Danaher Corp.                                4,738,387
     15,200  MiniMed, Inc.*                                 638,876
    374,500  Omnicare, Inc.                               8,098,563
    109,700  St. Jude Medical, Inc.*                      6,739,694
    104,500  Waters Corp.*                                8,725,750
                                                        -----------
                                                         36,251,151
                                                        -----------
             Metals - 0.3%
     82,700  Allegheny Technologies, Inc.                 1,312,863
                                                        -----------
             Oil & Gas - 6.3%
     84,800  BJ Services Co.*                             5,840,600
    133,800  Devon Energy Corp.                           8,157,786
    151,200  Diamond Offshore Drilling, Inc.              6,048,000
    331,900  Ocean Energy, Inc.*                          5,766,763
    144,300  Tidewater, Inc.                              6,403,313
                                                        -----------
                                                         32,216,462
                                                        -----------
             Pharmaceuticals - 11.9%
     29,900  Abgenix, Inc.*                               1,765,969
     25,100  Alkermes, Inc.*                                787,513
     26,400  Alpharma, Inc., Class A                      1,158,300
     13,400  ALZA Corp., Class A*                           569,500
    237,000  AmeriSource Health Corp., Class A*          11,968,500
     58,700  Cephalon, Inc.*                              3,716,444
     72,500  Gilead Sciences, Inc.*                       6,012,969
     14,500  Human Genome Sciences, Inc.*                 1,005,031
     16,800  Idec Pharmaceuticals Corp.*                  3,184,650
    157,800  King Pharmaceuticals, Inc.*                  8,156,288
     86,600  Medimmune, Inc.*                             4,129,738
     88,700  QLT Phototherapeutics, Inc.*                 2,483,600
     45,400  Sepracor, Inc.*                              3,637,675
     96,600  Shire Pharmaceuticals Group, Plc, ADR*       4,449,638

                                                                      Value
     Shares                                                         (Note 2)

------------------------------------------------------------------------------
             Pharmaceuticals (continued)
     83,800  Teva Pharmaceutical Industries, Ltd., Sponsored ADR   $ 6,138,350
     27,500  Watson Pharmaceuticals, Inc.*                           1,407,656
                                                                   -----------
                                                                    60,571,821
                                                                   -----------
             Restaurants - 0.7%
    140,500  Outback Steakhouse, Inc.*                               3,635,438
                                                                   -----------
             Retailers - 6.9%
     48,300  Best Buy Co., Inc.*                                     1,427,869
    134,100  BJ's Wholesale Club, Inc.*                              5,146,088
    100,100  Borders Group, Inc.*                                    1,169,919
    159,500  Circuit City Stores-Circuit City Group                  1,834,250
    166,500  Consolidated Stores Corp.*                              1,769,063
    280,000  Family Dollar Stores, Inc.                              6,002,500
    103,900  MSC Industrial Co., Class A*                            1,876,694
    161,700  O'Reilly Automotive, Inc.*                              4,325,475
     63,900  PurchasePro.com, Inc.*                                  1,118,250
    131,800  Tech Data Corp.*                                        3,564,781
    246,400  TJX Cos., Inc.                                          6,837,600
                                                                   -----------
                                                                    35,072,489
                                                                   -----------
             Securities Broker - 0.2%
    133,800  E*TRADE Group, Inc.*                                      986,775
                                                                   -----------
             Telephone Systems - 3.2%
    158,800  Crown Castle International Corp.*                       4,297,525
     76,400  Triton PCS Holdings, Inc.*                              2,592,825
    243,400  Western Wireless Corp., Class A*                        9,538,238
                                                                   -----------
                                                                    16,428,588
                                                                   -----------
             Transportation - 2.0%
     42,000  C.H. Robinson Worldwide, Inc.                           1,320,375
     51,400  Expeditors International of Washington, Inc.            2,759,538
    160,700  Galileo International, Inc.                             3,214,000
     82,700  Hertz Corp., Class A                                    2,822,138
                                                                   -----------
                                                                    10,116,051
                                                                   -----------

             Total Common Stocks                                   503,328,746
                                                                   -----------
             (Cost $407,008,985)


                       See Notes to Financial Statements.
--------------------------------------------

                        Select Capital Appreciation Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                Value
  Par Value                                    (Note 2)

---------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (a) - 0.7%

             Fannie Mae - 0.2%
    295,000  6.13%, 03/22/01                 $    290,982
    539,000  6.41%, 01/12/01                      537,944
                                             ------------
                                                  828,926
                                             ------------
             Federal Home Loan Bank - 0.5%
  2,730,000  6.40%, 01/24/01                    2,718,837
                                             ------------

             Total U.S. Government and
             Agency Obligations                 3,547,763
                                             ------------
             (Cost $3,547,763)
 Total Investments - 99.3%                    506,876,509
                                             ------------
 (Cost $410,556,748)
 Net Other Assets and Liabilities - 0.7%        3,606,332
                                             ------------
 Total Net Assets - 100.0%                   $510,482,841
                                             ============

------------------
*    Non-income producing security.
(a)  Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $412,249,089. Net unrealized appreciation (depreciation) aggregated $94,627,420, of which $134,274,865 related to appreciated investment securities and $(39,647,445) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 2000 were $5,643,498.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $327,517,009 and $246,638,097 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $118,990,921. The value of collateral amounted to $121,474,142 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Value Opportunity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                                    Value
     Shares                                                       (Note 2)

----------------------------------------------------------------------------
 COMMON STOCKS - 95.8%

             Advertising - 1.3%
    118,800  ADVO, Inc.*                                         $ 5,271,750
                                                                 -----------
             Aerospace & Defense - 3.3%
    335,100  Embraer - Empresa Brasileira de Aeronautica S.A.,
             ADR                                                  13,320,225
                                                                 -----------
             Automotive - 1.8%
    195,628  Goodrich (B.F.) Co.                                   7,115,968
                                                                 -----------
             Banking - 7.6%
    325,055  Charter One Financial, Inc.                           9,385,963
     68,200  Compass Bancshares, Inc.                              1,628,275
    159,800  Hibernia Corp., Class A                               2,037,450
    513,200  North Fork Bancorp., Inc.                            12,605,475
    185,000  UnionBanCal Corp.                                     4,451,562
                                                                 -----------
                                                                  30,108,725
                                                                 -----------
             Beverages, Food & Tobacco - 1.5%
    139,900  Keebler Food Co.                                      5,797,106
                                                                 -----------
             Building Materials - 0.6%
     60,200  Martin Marietta Materials, Inc.                       2,546,460
                                                                 -----------
             Chemicals - 4.2%
    163,400  Avery Dennison Corp.                                  8,966,575
    449,300  Georgia Gulf Corp.                                    7,666,181
                                                                 -----------
                                                                  16,632,756
                                                                 -----------
             Coal - 1.9%
    216,100  CONSOL Energy, Inc.                                   6,037,294
    115,200  Massey Energy Co.                                     1,468,800
                                                                 -----------
                                                                   7,506,094
                                                                 -----------
             Commercial Services - 6.1%
    167,800  Equifax, Inc.                                         4,813,762
    129,200  Moody's Corp.                                         3,318,825
    273,700  Valassis Communications, Inc.*                        8,638,656
    326,500  Viad Corp.                                            7,509,500
                                                                 -----------
                                                                  24,280,743
                                                                 -----------
             Communications - 2.9%
    150,200  L-3 Communications Holdings, Inc.*                   11,565,400
                                                                 -----------
             Computer Software & Processing - 8.4%
    182,800  Acxiom Corp.*                                         7,117,775
    330,800  Ceridian Corp.*                                       6,595,325
    319,800  Electronics for Imaging, Inc.*                        4,457,212
    319,100  IMS Health, Inc.                                      8,615,700
    596,300  SONICblue, Inc.*                                      2,459,737
    126,000  Symantec Corp.*                                       4,205,250
                                                                 -----------
                                                                  33,450,999
                                                                 -----------

                                                            Value
     Shares                                               (Note 2)

--------------------------------------------------------------------
             Computers & Information - 1.5%
    281,200  Anixter International, Inc.*                $ 6,080,950
                                                         -----------
             Electric Utilities - 5.7%
     90,100  Allegheny Energy, Inc.                        4,341,694
    273,500  Cinergy Corp.                                 9,606,688
     95,700  DTE Energy Co.                                3,726,319
    150,100  NiSource, Inc.                                4,615,575
      9,600  Western Resources, Inc.                         238,200
                                                         -----------
                                                          22,528,476
                                                         -----------
             Electrical Equipment - 1.5%
    356,400  Thomas & Betts Corp.                          5,769,225
                                                         -----------
             Electronics - 6.4%
    219,700  Amphenol Corp.*                               8,609,494
    170,500  APW, Ltd.*                                    5,754,375
    197,900  Cypress Semiconductor Corp.*                  3,896,156
     91,200  Millipore Corp.                               5,745,600
    135,100  Virata Corp.*                                 1,469,213
                                                         -----------
                                                          25,474,838
                                                         -----------
             Forest Products & Paper - 0.8%
     93,100  Bemis Co.                                     3,124,669
                                                         -----------
             Health Care Providers - 2.1%
     71,400  Wellpoint Health Networks, Inc.*              8,228,850
                                                         -----------
             Household Products - 5.3%
    465,300  Fortune Brands, Inc.                         13,959,000
  1,276,700  Owens-Illinois, Inc.*                         7,261,231
                                                         -----------
                                                          21,220,231
                                                         -----------
             Insurance - 9.5%
    224,800  ACE, Ltd.                                     9,539,950
    101,250  AMBAC Financial Group, Inc.                   5,904,141
    263,100  AON Corp.                                     9,011,175
    184,400  Everest Re Group, Ltd.                       13,207,650
                                                         -----------
                                                          37,662,916
                                                         -----------
             Lodging - 1.4%
    152,800  Starwood Hotels & Resorts Worldwide, Inc.     5,386,200
                                                         -----------
             Media - Broadcasting & Publishing - 2.0%
    174,100  Houghton Mifflin Co.                          8,073,888
                                                         -----------
             Medical Supplies - 5.1%
     58,800  Bausch & Lomb, Inc.                           2,377,725
    131,900  C.R. Bard, Inc.                               6,141,594
    669,900  Edwards Lifesciences Corp.*                  11,890,725
                                                         -----------
                                                          20,410,044
                                                         -----------

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Value Opportunity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                     Value
     Shares                                        (Note 2)

-------------------------------------------------------------
             Oil & Gas - 5.3%
     229,400 Alberta Energy Co., Ltd.             $11,068,550
      83,600 Forest Oil Corp.*                      3,082,750
     135,700 Kinder Morgan, Inc.                    7,081,844
                                                  -----------
                                                   21,233,144
                                                  -----------
             Restaurants - 1.7%
     199,600 Tricon Global Restaurants, Inc.*       6,586,800
                                                  -----------
             Retailers - 6.2%
     258,600 Federated Department Stores, Inc.*     9,051,000
     274,300 Harcourt General, Inc.                15,689,960
                                                  -----------
                                                   24,740,960
                                                  -----------
             Securities Broker - 1.7%
     133,800 Bear Stearns Cos., Inc.                6,781,988
                                                  -----------
             Total Common Stocks                  380,899,405
                                                  -----------
             (Cost $327,469,914)

  Par Value
 ----------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS (a) -
  1.1%

             Fannie Mae - 1.1%
 $ 3,000,000  6.08%, 02/06/01                       2,981,760
   1,500,000  6.13%, 01/04/01                       1,499,234
                                                  -----------
                                                    4,480,994
                                                  -----------
             Total U.S. Government and
             Agency Obligations                     4,480,994
                                                  -----------
             (Cost $4,480,994)

                                                              Value
     Shares                                                  (Note 2)

-----------------------------------------------------------------------
 INVESTMENT COMPANY - 0.8%

     326,900 John Hancock Bank & Thrift Opportunity Fund   $  2,901,237
                                                           ------------

             Total Investment Company                         2,901,237
                                                           ------------
             (Cost $2,775,773)

 Total Investments - 97.7%                                  388,281,636
                                                           ------------
 (Cost $334,726,681)
 Net Other Assets and Liabilities - 2.3%                      9,258,974
                                                           ------------
 Total Net Assets - 100.0%                                 $397,540,610
                                                           ============

------------------
*   Non-income producing security.
(a) Effective yield at time of purchase.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $335,741,266. Net unrealized appreciation (depreciation) aggregated $52,540,370, of which $80,646,679 related to appreciated investment securities and $(28,106,309) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 2000 were $3,016,788.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $74,798,114 and $72,645,670 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $25,302,339. The value of collateral amounted to $26,116,662 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
     Shares                                             (Note 2)

------------------------------------------------------------------
 COMMON STOCKS - 99.0%

             Australia - 3.1%
    145,330  Brambles Industries, Ltd.                $  3,397,452
    446,420  National Australia Bank, Ltd.               7,158,702
    627,584  News Corp., Ltd.                            4,890,448
    668,060  Telstra Corp.                               2,388,381
    414,617  Westpac Banking Corp., Ltd.                 3,044,906
                                                      ------------
                                                        20,879,889
                                                      ------------
             China - 0.6%
 23,302,000  Petrochina Co., Ltd.                        3,884,443
                                                      ------------
             Denmark - 0.4%
     65,460  Tele Danmark                                2,670,761
                                                      ------------
             France - 11.4%
    211,380  Alcatel Alsthom                            12,009,090
    201,488  Aventis                                    17,690,989
    117,107  Axa                                        16,935,370
    115,690  Total SA, Class B                          17,208,471
    210,556  Vivendi Universal SA*                      13,860,438
                                                      ------------
                                                        77,704,358
                                                      ------------
             Germany - 5.5%
    144,975  Bayer AG                                    7,606,113
    291,284  Bayerische Motoren Werke (BMW) AG           9,546,250
    126,880  HypoVereinsbank                             7,125,010
    220,983  Veba AG                                    13,446,992
                                                      ------------
                                                        37,724,365
                                                      ------------
             Hong Kong - 2.4%
    527,000  Cheung Kong Holdings Ltd.                   6,740,225
    792,000  China Telecom, Ltd.*                        4,325,983
    524,000  Sun Hung Kai Properties Ltd.                5,223,756
                                                      ------------
                                                        16,289,964
                                                      ------------
             Italy - 3.2%
  1,136,257  ENI Spa                                     7,255,683
  1,285,652  Telecom Italia                             14,222,011
                                                      ------------
                                                        21,477,694
                                                      ------------
             Japan - 13.4%
     53,700  Acom Co., Ltd.                              3,961,245
    185,000  Bank of Tokyo Mitsubishi                    1,840,602
    364,000  Canon, Inc.                                12,740,655
    181,000  Fuji Photo Film                             7,570,705
  1,020,000  Hitachi Ltd (Hit. Seisakusho)               9,086,058
     65,000  Hoya Corp.                                  4,777,740
        500  Kao Corp.                                      14,526
     47,900  Murata Manufacturing Co., Ltd.              5,616,558
    511,000  NEC Corp.                                   9,345,372
      1,118  Nippon Telegraph & Telephone Corp.          8,051,400
        287  NTT Mobile Communcations Network, Inc.      4,947,410
     21,300  Rohm Co., Ltd.                              4,044,540
     31,400  SMC Corp.                                   4,039,026

                                                              Value
     Shares                                                  (Note 2)

-----------------------------------------------------------------------
             Japan (continued)
     52,000  Sony Corp.                                    $  3,594,682
    189,000  Takeda Chemical Industries, Ltd.                11,179,917
                                                           ------------
                                                             90,810,436
                                                           ------------
             Netherlands - 14.4%
    507,287  ABN-Amro Holdings                               11,537,685
    395,681  Elsevier NV                                      5,818,727
    119,465  Fortis (NL) NV                                   3,881,573
     68,025  Heineken NV                                      4,117,016
    379,452  ING Groep NV                                    30,316,242
    295,768  Koninklijke (Royal) Phillips Electronics NV     10,837,501
    401,375  Koninklijke Ahold, NV                           12,950,726
    236,584  KPN NV                                           2,723,741
    130,810  Royal Dutch Petroleum Co.                        8,016,390
    151,235  TNT Post Group, NV                               3,658,390
     76,140  VNU NV                                           3,743,004
                                                           ------------
                                                             97,600,995
                                                           ------------
             Portugal - 0.4%
    765,234  Electricidade de Portugal, S.A.                  2,529,481
                                                           ------------
             Singapore - 1.0%
    401,075  DBS Group Holdings Ltd.                          4,540,049
    152,000  Singapore Press Holdings, Ltd.                   2,247,305
                                                           ------------
                                                              6,787,354
                                                           ------------
             South Korea - 0.2%
     89,550  Pohang Iron & Steel Co., Sponsored ADR           1,393,622
                                                           ------------
             Spain - 2.4%
    742,514  Banco de Santander                               7,948,761
    504,622  Telefonica SA*                                   8,340,090
                                                           ------------
                                                             16,288,851
                                                           ------------
             Sweden - 1.0%
    614,440  Ericsson AB                                      7,001,516
                                                           ------------
             Switzerland - 11.5%
      2,971  Lonza AG, Registered                             1,727,155
      8,317  Nestle SA                                       19,401,542
      7,930  Novartis AG                                     14,020,890
      1,043  Roche Holdings AG                               10,626,963
      6,621  Schweiz Rueckverisch, Sponsored ADR             15,874,220
     89,205  Union Bank of Switzerland                       14,561,048
      3,327  Zurich Financial Services AG                     2,005,973
                                                           ------------
                                                             78,217,791
                                                           ------------
             United Kingdom - 28.1%
    220,900  3I Group, Plc                                    4,090,869
    547,590  Barclays Bank, Plc                              16,931,483
  1,342,500  BTR Siebe, Plc, Sponsored ADR                    3,142,927
    883,900  Cable & Wireless, Plc                           11,926,374
    775,360  Cadbury Schweppes, Plc                           5,373,012
    912,912  Diageo, Plc                                     10,207,999
    496,444  EMI Group, Plc                                   4,080,720

                       See Notes to Financial Statements.
--------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                      Value
     Shares                                          (Note 2)

---------------------------------------------------------------
             United Kingdom (continued)
    512,570  GlaxoSmithKline Plc*                  $ 14,491,533
    807,512  Granada Compass, Plc*                    8,799,862
    181,339  Granada Media, Plc*                      1,152,863
    934,200  Hilton Group, Plc                        2,920,683
  1,311,006  Lloyds TSB Group, Plc                   13,825,869
    706,387  Marconi, Plc                             7,597,475
    441,685  P & O Princess Cruises, Plc*             1,869,829
    178,645  Pearson, Plc                             4,249,000
    797,600  Prudential Corp., Plc                   12,826,046
    153,305  Railtrack Group, Plc                     2,076,562
    383,000  Reuters Group, Plc                       6,491,237
    141,400  RMC Group, Plc                           1,245,847
  2,318,251  Shell Transportation & Trading, Plc     18,969,089
    152,904  Smiths Group Plc                         1,848,120
  7,152,945  Vodafone Airtouch, Plc                  26,268,475
    331,260  WPP Group, Plc                           4,320,989
    124,190  Zeneca Group, Plc                        6,255,016
                                                   ------------
                                                    190,961,879
                                                   ------------

             Total Common Stocks                    672,223,399
                                                   ------------
             (Cost $603,845,457)

 Total Investments - 99.0%                          672,223,399
                                                   ------------
 (Cost $603,845,457)

 Net Other Assets and Liabilities - 1.0%              6,904,821
                                                   ------------
 Total Net Assets - 100.0%                         $679,128,220
                                                   ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $604,643,972. Net unrealized appreciation (depreciation) aggregated $67,579,427, of which $114,100,905 related to appreciated investment securities and $(46,521,478) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $2,066,836 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $22,600,649.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $239,384,583 and $156,145,970 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $71,006,254. The value of collateral amounted to $74,980,780 which consisted of cash equivalents.

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

 Contracts               Settlement    Contracts    In Exchange    Unrealized
 ToDeliver    Currency     Dates       At Value     For U.S. $    Appreciation
-----------   --------   ----------   -----------   -----------   ------------
718,367,000     JPY       01/24/01    $ 6,314,519   $ 6,580,863     $266,344
543,992,000     JPY       01/31/01      4,787,208     4,969,892      182,684
363,177,000     JPY       02/07/01      3,199,328     3,314,264      114,936
                                      -----------   -----------     --------
                                      $14,301,055   $14,865,019     $563,964
                                      ===========   ===========     ========

------------------

JPYJapanese Yen

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                        Select International Equity Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                    Industry Concentration of Common Stocks
                    ---------------------------------------
                  as a Percentage of Net Assets (Unaudited):
                  ------------------------------------------

Banking                                                                  14.8%
Telephone Systems                                                        12.0
Pharmaceuticals                                                          10.9
Oil & Gas                                                                 8.1
Insurance                                                                 7.6
Electronics                                                               6.2
Beverages, Food & Tobacco                                                 5.8
Communications                                                            5.1
Media - Broadcasting & Publishing                                         4.0
Financial Services                                                        3.3
Commercial Services                                                       2.6
Chemicals                                                                 2.5
Electric Utilities                                                        2.4
Electrical Equipment                                                      2.2
Entertainment & Leisure                                                   2.1
Food Retailers                                                            1.9
Real Estate                                                               1.8
Automotive                                                                1.4
Transportation                                                            1.1
Medical Supplies                                                          0.7
Advertising                                                               0.6
Heavy Machinery                                                           0.6
Industrial - Diversified                                                  0.5
Lodging                                                                   0.4
Building Materials                                                        0.2
Metals                                                                    0.2
Cosmetics & Personal Care                                                 0.0
Net Other Assets and Liabilities                                          1.0
                                                                        -----
 Total                                                                  100.0%
                                                                        =====

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
     Shares                                             (Note 2)

------------------------------------------------------------------
 COMMON STOCKS - 97.8%

             Advertising - 0.5%
     63,200  Omnicom Group, Inc.                      $  5,237,700
                                                      ------------
             Airlines - 0.1%
     26,800  Southwest Airlines, Inc.                      898,604
                                                      ------------
             Banking - 6.5%
     79,200  Bank of New York Co., Inc.                  4,370,850
     97,500  Capital One Financial Corp.                 6,416,719
     20,200  Comerica, Inc.                              1,199,375
    266,650  Fifth Third Bancorp                        15,932,337
    282,600  Firstar Corp.                               6,570,450
    308,000  MBNA Corp.                                 11,376,750
     50,100  Northern Trust Corp.                        4,086,281
     33,200  State Street Corp.                          4,123,772
    256,300  Washington Mutual, Inc.                    13,599,919
                                                      ------------
                                                        67,676,453
                                                      ------------
             Beverages, Food & Tobacco - 4.8%
    173,200  Anheuser-Busch Companies, Inc.              7,880,600
    267,700  PepsiCo, Inc.                              13,267,881
    134,700  Quaker Oats Co.                            13,116,412
    119,800  Ralston Purina Group                        3,129,775
    421,400  Sysco Corp.                                12,642,000
                                                      ------------
                                                        50,036,668
                                                      ------------
             Commercial Services - 0.8%
    179,000  Paychex, Inc.                               8,703,875
                                                      ------------
             Communications - 2.4%
    162,600  Echostar Communications Corp.*              3,699,150
    104,600  Network Appliance, Inc.*                    6,714,012
    187,100  Nextel Communications, Inc., Class A*       4,630,725
    124,500  Qualcomm, Inc.*                            10,232,344
                                                      ------------
                                                        25,276,231
                                                      ------------
             Computer Software & Processing - 10.2%
    105,800  Adobe Systems, Inc.                         6,156,237
    185,500  America Online, Inc.*                       6,455,400
    128,200  BEA Systems, Inc.*                          8,629,462
    109,064  Brocade Communications Systems, Inc.*      10,013,438
    123,900  Electronic Arts, Inc.*                      5,281,237
    148,700  Electronic Data Systems Corp.               8,587,425
    125,000  I2 Technologies, Inc.*                      6,796,875
     39,600  Juniper Networks, Inc.*                     4,992,075
    366,000  Microsoft Corp.*                           15,875,250
    337,200  Oracle Corp.*                               9,799,875
    279,700  Sun Microsystems, Inc.*                     7,796,637
     77,600  VeriSign, Inc.*                             5,756,950
    118,850  VERITAS Software Corp.*                    10,399,375
                                                      ------------
                                                       106,540,236
                                                      ------------

                                                            Value
     Shares                                                (Note 2)

---------------------------------------------------------------------
             Computers & Information - 7.3%
    810,200  Cisco Systems, Inc.*                        $ 30,990,150
     82,400  Comverse Technology, Inc.*                     8,950,700
    352,800  EMC Corp.*                                    23,461,200
    183,800  Siebel Systems, Inc.*                         12,429,475
                                                         ------------
                                                           75,831,525
                                                         ------------
             Cosmetics & Personal Care - 1.5%
    198,200  Avon Products, Inc.                            9,488,825
    149,000  Estee Lauder Cos., Inc., Class A               6,528,062
                                                         ------------
                                                           16,016,887
                                                         ------------
             Electric Utilities - 0.3%
     33,600  Entergy Corp.                                  1,421,700
     29,600  Florida Power & Light Group Capital, Inc.      2,123,800
                                                         ------------
                                                            3,545,500
                                                         ------------
             Electronics - 1.9%
    158,300  General Motors Corp., Class H*                 3,640,900
    236,800  Linear Technology Corp.                       10,952,000
     69,700  PMC-Sierra, Inc.*                              5,480,162
                                                         ------------
                                                           20,073,062
                                                         ------------
             Entertainment & Leisure - 0.3%
    112,300  Walt Disney Co.                                3,249,681
                                                         ------------
             Financial Services - 7.2%
    293,600  American Express Co.                          16,129,650
    440,650  Charles Schwab Corp.                          12,503,444
    597,400  Citigroup, Inc.                               30,504,737
    175,500  Fannie Mae                                    15,224,625
                                                         ------------
                                                           74,362,456
                                                         ------------
             Heavy Machinery - 0.9%
    227,400  Baker Hughes, Inc.                             9,451,312
                                                         ------------
             Household Products - 0.5%
     95,100  Corning, Inc.                                  5,022,469
                                                         ------------
             Industrial - Diversified - 10.8%
  1,217,400  General Electric Co.                          58,359,112
    965,300  Tyco International, Ltd.                      53,574,150
                                                         ------------
                                                          111,933,262
                                                         ------------
             Insurance - 5.8%
     48,600  ACE, Ltd.                                      2,062,463
    339,625  American International Group, Inc.            33,474,289
     58,800  CIGNA Corp.                                    7,779,240
    283,600  Unitedhealth Group, Inc.                      17,405,950
                                                         ------------
                                                           60,721,942
                                                         ------------
             Media - Broadcasting & Publishing - 2.0%
     42,800  Time Warner, Inc.                              2,235,872
    396,161  Viacom, Inc., Class B*                        18,520,527
                                                         ------------
                                                           20,756,399
                                                         ------------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                              Value
     Shares                                                 (Note 2)

-----------------------------------------------------------------------
             Medical Supplies - 2.6%
    155,100  Allergan, Inc.                              $   15,015,619
    119,500  Applera Corp. - Applied Biosystems Group        11,240,469
     11,400  Medtronic, Inc.                                    688,275
                                                         --------------
                                                             26,944,363
                                                         --------------
             Oil & Gas - 9.1%
    101,400  Anadarko Petroleum Corp.                         7,207,512
    150,800  Apache Corp.                                    10,565,425
    170,900  El Paso Energy Corp.                            12,240,713
    333,700  Enron Corp.                                     27,738,813
    260,800  Exxon Mobil Corp.                               22,673,300
     84,200  R&B Falcon Corp.*                                1,931,338
     45,300  Royal Dutch Petroleum Co.                        2,743,481
     25,000  Schlumberger, Ltd.                               1,998,438
    154,000  Transocean Sedco Forex Inc.                      7,084,000
                                                         --------------
                                                             94,183,020
                                                         --------------
             Pharmaceuticals - 14.1%
    282,600  American Home Products Corp.                    17,959,230
     34,100  AMGEN, Inc.*                                     2,180,269
     60,400  Cardinal Health, Inc.                            6,017,350
    124,200  Genentech, Inc.*                                10,122,300
    193,400  Johnson & Johnson                               20,319,088
    115,200  Lilly (Eli) & Co.                               10,720,800
    253,300  Merck & Co., Inc.                               23,715,213
    590,375  Pfizer, Inc.                                    27,157,250
    214,500  Pharmacia Corp.                                 13,084,500
    275,400  Schering-Plough Corp.                           15,628,950
                                                         --------------
                                                            146,904,950
                                                         --------------
             Retailers - 3.5%
    171,900  RadioShack Corp.                                 7,359,469
    255,800  Walgreen Co.                                    10,695,638
    334,900  Wal-Mart Stores, Inc.                           17,791,563
                                                         --------------
                                                             35,846,670
                                                         --------------
             Securities Broker - 2.2%
    154,400  Merrill Lynch & Co., Inc.                       10,528,150
    153,800  Morgan Stanley Dean Witter & Co.                12,188,650
                                                         --------------
                                                             22,716,800
                                                         --------------
             Telephone Systems - 2.5%
    488,600  AT&T Corp. - Liberty Media Group, Class A*       6,626,638
    100,100  Qwest Communications International, Inc.*        4,104,100
    197,100  SBC Communications, Inc.                         9,411,525
    285,300  Sprint Corp. (PCS Group)*                        5,830,819
                                                         --------------
                                                             25,973,082
                                                         --------------
             Total Common Stocks                          1,017,903,147
                                                         --------------
             (Cost $897,459,334)

                                                    Value
  Par Value                                        (Note 2)

---------------------------------------------------------------
 U.S. AGENCY OBLIGATION - 0.6%

             Sallie Mae - 0.6%
 $6,000,000  6.36%, 08/14/01(a)                 $    6,003,402
                                                --------------
             Total U.S. Agency Obligation            6,003,402
                                                --------------
             (Cost $6,000,000)
 CORPORATE NOTES AND BONDS - 0.1%

             Securities Broker - 0.1%
  1,000,000  Morgan Stanley Dean Witter & Co.
             6.80%, 04/16/01                         1,001,007
                                                --------------
             Total Corporate Notes And Bonds         1,001,007
                                                --------------
             (Cost $1,001,837)
 COMMERCIAL PAPER (b) - 0.8%

             Banking - 0.3%
  3,010,000  National Australia Funding
             6.50%, 01/08/01                         3,006,196
                                                --------------
             Financial Services - 0.5%
  5,050,000  Fairway Finance Corp.
             6.58%, 01/16/01                         5,036,154
                                                --------------
             Total Commercial Paper                  8,042,350
                                                --------------
             (Cost $8,042,350)
     Shares
     ------
 INVESTMENT COMPANY - 0.7%
  7,500,500  Marshall Money Market Fund              7,500,500
                                                --------------
             Total Investment Company                7,500,500
                                                --------------
             (Cost $7,500,500)
 Total Investments - 100.0%                      1,040,450,406
                                                --------------
 (Cost $920,004,021)
 Net Other Assets and Liabilities - (0.0)%            (214,143)
                                                --------------
 Total Net Assets - 100.0%                      $1,040,236,263
                                                ==============

------------------
*   Non-income producing security.
(a) Variable rate security. The rate shown reflects rate in effect at December 31, 2000.
(b) Effective yield at time of purchase.

                       See Notes to Financial Statements.
--------------------------------------------

                               Select Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------


FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $921,898,987. Net unrealized appreciation (depreciation) aggregated $118,551,419, of which $196,389,737 related to appreciated investment securi-ties and $(77,838,318) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $3,354,154 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $118,404,462.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $991,159,724 and $933,884,014 of non-governmental issuers, respectively, and $6,000,000 and $989,102 of U.S. Government and Agency issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $67,553,528. The value of collateral amounted to $69,579,890 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Growth Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
     Shares                                             (Note 2)

------------------------------------------------------------------
 COMMON STOCKS - 92.5%

             Advertising - 0.7%
     21,800  Ventiv Health, Inc.*                     $    273,862
                                                      ------------
             Commercial Services - 19.1%
     11,400  About.com*                                    307,087
      3,300  Affymetrix, Inc.*                             245,644
      5,300  Celgene Corp.*                                172,250
     28,400  Corporate Executive Board Co.*              1,129,343
      4,900  Critical Path, Inc.*                          150,675
     32,000  CSG Systems International, Inc.*            1,502,000
     11,400  eLoyalty Corp.*                                73,744
     14,200  Goto.com, Inc.*                               103,837
     25,900  Hotjobs.com, Ltd.*                            296,231
     14,200  Interwoven, Inc.*                             936,312
     10,500  Lexicon Genetics, Inc.*                       174,562
     20,300  Macrovision Corp.*                          1,502,517
     22,500  Versata, Inc.*                                201,094
      4,335  WebMethods, Inc.*                             385,544
                                                      ------------
                                                         7,180,840
                                                      ------------
             Communications - 9.6%
     39,600  Exodus Communications, Inc.*                  792,000
      3,800  Lifeminders, Inc.*                             13,300
      8,900  Mercury Interactive Corp.*                    803,225
     13,500  Netro Corp.*                                   93,656
      8,514  Openwave Systems, Inc.*                       408,140
      6,000  Pegasus Communications Corp.*                 154,500
     14,500  Polycom, Inc.*                                466,719
     11,100  Sonus Networks, Inc.*                         280,275
     12,800  Spectrasite Holdings, Inc.*                   169,600
     19,100  WebEx Communications, Inc.*                   398,712
                                                      ------------
                                                         3,580,127
                                                      ------------
             Computer Software & Processing - 23.8%
      8,600  Agile Software Corp.*                         424,625
      4,700  CheckFree Corp.*                              199,750
     11,800  DigitalThink, Inc.*                           201,337
     14,200  Docent, Inc.*                                 124,250
      8,850  E.piphany, Inc.*                              477,347
     31,200  Extensity, Inc.*                              187,687
     24,700  HNC Software, Inc.*                           733,281
     15,400  Kana Communications, Inc.*                    177,100
      6,000  Manugistics Group, Inc.*                      342,000
     20,000  Micromuse, Inc.*                            1,207,188
     24,000  Peregrine Systems, Inc.*                      474,000
      9,400  Quest Software, Inc.*                         263,787
     44,428  Retek, Inc.*                                1,082,933
      6,700  Scient Corp.*                                  21,775
     22,600  Selectica, Inc.*                              546,637
     11,400  Smartforce, Plc, ADR*                         428,212
     13,900  Support.com, Inc.*                            281,475
     22,500  Tibco Software, Inc.*                       1,078,594
      9,200  VeriSign, Inc.*                               682,525
                                                      ------------
                                                         8,934,503
                                                      ------------

                                                                   Value
     Shares                                                       (Note 2)

----------------------------------------------------------------------------
             Computers & Information - 6.9%
      7,000  Digex, Inc.*                                       $    157,500
     20,000  Informatica Corp.*                                      791,250
     34,000  Infospace.com, Inc.*                                    300,689
     11,400  Predictive Systems, Inc.*                                81,582
     11,400  Proxicom, Inc.*                                          47,025
     24,000  Read-Rite Corp.*                                         96,751
     16,400  Siebel Systems, Inc.*                                 1,109,050
                                                                ------------
                                                                   2,583,847
                                                                ------------
             Electrical Equipment - 1.6%
     18,000  Micrel, Inc.*                                           606,375
                                                                ------------
             Electronics - 11.0%
      6,000  Active Power, Inc.*                                     131,625
      6,000  Exar Corp.*                                             185,906
     41,500  Gemstar-TV Guide International, Inc.*                 1,914,187
     14,700  Maxim Integrated Products, Inc.*                        702,844
     25,300  Semtech Corp.*                                          558,181
     16,100  Silicon Image, Inc.*                                     87,544
      6,000  Transmeta Corp.*                                        141,000
      6,900  Transwitch Corp.*                                       269,963
     11,200  Virata Corp.*                                           121,800
                                                                ------------
                                                                   4,113,050
                                                                ------------
             Entertainment & Leisure - 0.5%
      9,400  Westwood One, Inc.*                                     181,538
                                                                ------------
             Heavy Machinery - 1.0%
      8,800  Capstone Turbine Corp.*                                 246,400
      6,000  Varian Semiconductor Equipment Associates, Inc.*        142,500
                                                                ------------
                                                                     388,900
                                                                ------------
             Insurance - 1.4%
     40,100  Conseco, Inc.                                           528,819
                                                                ------------
             Media - Broadcasting & Publishing - 4.1%
     11,000  Cox Radio, Inc.*                                        248,188
     12,200  Emmis Communications Corp.*                             349,988
      3,800  Entercom Communications Corp.*                          130,863
     18,100  Mediacom Communications Corp.*                          311,094
     11,900  Radio One, Inc.*                                        127,181
     24,400  Radio One, Inc., Class D*                               268,400
     22,900  Spanish Broadcasting System, Inc., Class A*             114,500
                                                                ------------
                                                                   1,550,214
                                                                ------------
             Medical Supplies - 1.3%
      1,800  CV Therapeutics, Inc.*                                  127,350
      6,300  Cymer, Inc.*                                            162,127
      4,800  Inverness Medical Technology, Inc.*                     186,900
                                                                ------------
                                                                     476,377
                                                                ------------
             Pharmaceuticals - 8.8%
     11,300  Alkermes, Inc.*                                         354,538
     10,800  Andrx Corp.*                                            625,050
      9,100  Arena Pharmaceuticals, Inc.*                            141,050

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Strategic Growth Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                      Value
     Shares                                          (Note 2)

---------------------------------------------------------------
             Pharmaceuticals (continued)
        800  Aurora Biosciences Corp.*             $     25,150
     20,000  Imclone Systems, Inc.*                     880,000
     15,500  Medarex, Inc.*                             631,625
      1,900  Myriad Genetics, Inc.*                     157,225
      1,900  Protein Design Labs, Inc.*                 165,063
      8,800  Titan Pharmaceuticals, Inc.*               311,256
                                                   ------------
                                                      3,290,957
                                                   ------------
             Retailers - 2.3%
     13,900  Cost Plus, Inc.*                           408,313
      6,600  eBay, Inc.*                                217,800
      8,300  Linens 'N Things, Inc.*                    229,288
                                                   ------------
                                                        855,401
                                                   ------------
             Textiles, Clothing & Fabrics - 0.4%
     12,100  Oakley, Inc.*                              163,350
                                                   ------------
             Total Common Stocks                     34,708,160
                                                   ------------
             (Cost $47,803,456)

 Total Investments - 92.5%                           34,708,160
                                                   ------------
 (Cost $47,803,456)
 Net Other Assets and Liabilities - 7.5%              2,813,582
                                                   ------------
 Total Net Assets - 100.0%                         $ 37,521,742
                                                   ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $49,071,201. Net unrealized appreciation (depreciation) aggregated $(14,363,041), of which $468,983 related to appreciated investment securities and $(14,832,024) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $2,285,289 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $1,423,537.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $72,746,940 and $46,688,328 of non-governmental issuers, respectively.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                    Value
     Shares                                       (Note 2)

------------------------------------------------------------
 COMMON STOCKS - 98.7%

             Aerospace & Defense - 0.7%
     27,900  Boeing Co.                          $ 1,841,400
     98,750  Honeywell International, Inc.         4,672,109
                                                 -----------
                                                   6,513,509
                                                 -----------
             Airlines - 0.9%
     78,800  Continental Airlines, Inc.*           4,068,050
    102,300  FedEx Corp.*                          4,087,908
                                                 -----------
                                                   8,155,958
                                                 -----------
             Apparel Retailers - 0.5%
    283,700  Limited, Inc.                         4,840,631
                                                 -----------
             Automotive - 0.4%
    163,885  Ford Motor Co.                        3,841,055
                                                 -----------
             Banking - 6.0%
     38,800  Banc One Corp.                        1,421,050
     65,900  Bank of America Corp.                 3,023,162
    114,800  Bank of New York Co., Inc.            6,335,525
    224,850  Chase Manhattan Corp.                10,216,622
    203,400  Firstar Corp.                         4,729,050
    188,700  FleetBoston Financial Corp.           7,088,044
     25,700  PNC Bank Corp.                        1,877,706
     26,300  State Street Corp.                    3,266,723
    286,600  Washington Mutual, Inc.              15,207,712
     43,800  Wells Fargo Co.                       2,439,112
                                                 -----------
                                                  55,604,706
                                                 -----------
             Beverages, Food & Tobacco - 6.5%
    232,000  Anheuser-Busch Companies, Inc.       10,556,000
    250,700  Coca-Cola Co.                        15,277,031
     89,300  General Mills, Inc.                   3,979,431
    196,100  PepsiCo, Inc.                         9,719,206
    197,100  Philip Morris Cos., Inc.              8,672,400
     92,100  Safeway, Inc.*                        5,756,250
     93,800  Unilever NV, ADR                      5,903,537
                                                 -----------
                                                  59,863,855
                                                 -----------
             Building Materials - 0.1%
     21,400  Home Depot, Inc.                        977,712
                                                 -----------
             Chemicals - 1.3%
     42,100  Dow Chemical Co.                      1,541,912
    210,900  Du Pont (E.I.) De Nemours and Co.    10,189,106
                                                 -----------
                                                  11,731,018
                                                 -----------
             Commercial Services - 0.2%
     62,200  Celgene Corp.*                        2,021,500
                                                 -----------
             Communications - 2.6%
    141,200  Lucent Technologies, Inc.             1,906,200
    136,800  McLeodUSA, Inc.*                      1,932,300
     63,800  Nokia Oyj Corp., Sponsored ADR        2,775,300

                                                         Value
     Shares                                            (Note 2)

-----------------------------------------------------------------
             Communications (continued)
    243,700  Nortel Networks Corp.                    $ 7,813,631
    112,400  Qualcomm, Inc.*                            9,237,875
                                                      -----------
                                                       23,665,306
                                                      -----------
             Computer Software & Processing - 5.9%
    310,200  America Online, Inc.*                     10,794,960
    111,400  Electronic Data Systems Corp.              6,433,350
    352,400  Microsoft Corp.*                          15,285,350
    332,900  Oracle Corp.*                              9,674,906
    160,100  PeopleSoft, Inc.*                          5,953,719
    191,600  Sun Microsystems, Inc.*                    5,340,850
     16,300  VERITAS Software Corp.*                    1,426,250
                                                      -----------
                                                       54,909,385
                                                      -----------
             Computers & Information - 8.6%
    561,900  Cisco Systems, Inc.*                      21,492,675
    225,000  Compaq Computer Corp.                      3,386,250
      8,300  Comverse Technology, Inc.*                   901,587
    140,700  Dell Computer Corp.*                       2,453,456
    191,900  EMC Corp.*                                12,761,350
    221,600  Hewlett-Packard Co.                        6,994,250
    168,300  International Business Machines Corp.     14,305,500
     36,100  Minnesota Mining and Manufacturing Co.     4,350,050
    159,100  Palm, Inc.*                                4,504,519
     95,300  Siebel Systems, Inc.*                      6,444,662
     46,600  Solectron Corp.*                           1,579,740
                                                      -----------
                                                       79,174,039
                                                      -----------
             Cosmetics & Personal Care - 1.4%
    117,800  Avon Products, Inc.                        5,639,675
     47,100  Gillette Co.                               1,701,487
     73,800  Procter & Gamble Co.                       5,788,687
                                                      -----------
                                                       13,129,849
                                                      -----------
             Education - 0.7%
     99,900  USA Education, Inc.                        6,793,200
                                                      -----------
             Electrical Equipment - 0.3%
     35,800  Emerson Electric Co.                       2,821,487
                                                      -----------
             Electronics - 3.7%
    410,100  General Motors Corp., Class H*             9,432,300
    525,400  Intel Corp.                               15,794,838
     20,300  Maxim Integrated Products, Inc.*             970,594
     44,900  Micron Technology, Inc.*                   1,593,950
     80,600  Motorola, Inc.                             1,632,150
     67,900  Texas Instruments, Inc.                    3,216,763
     23,600  Xilinx, Inc.*                              1,088,550
                                                      -----------
                                                       33,729,145
                                                      -----------

             Entertainment & Leisure - 1.1%
    178,000  Carnival Corp.                             5,484,625
    172,700  Walt Disney Co.                            4,997,506
                                                      -----------
                                                       10,482,131
                                                      -----------


                       See Notes to Financial Statements.
--------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                             Value
     Shares                                                (Note 2)

---------------------------------------------------------------------
             Financial Services - 4.7%
     92,300  American Express Co.                         $ 5,070,731
    109,500  Charles Schwab Corp.                           3,107,063
    368,266  Citigroup, Inc.                               18,804,583
     80,400  Fannie Mae                                     6,974,700
    141,100  Freddie Mac                                    9,718,263
                                                          -----------
                                                           43,675,340
                                                          -----------

             Forest Products & Paper - 0.4%
     46,800  Kimberly-Clark Corp.                           3,308,292
                                                          -----------

             Health Care Providers - 1.6%
    151,200  HCA -  Healthcare Corporation                  6,654,312
    327,600  HEALTHSOUTH Corp.*                             5,343,975
     66,800  Tenet Healthcare Corp.                         2,968,425
                                                          -----------
                                                           14,966,712
                                                          -----------

             Heavy Machinery - 1.9%
    127,400  Applied Materials, Inc.*                       4,865,088
    141,500  Baker Hughes, Inc.                             5,881,094
     84,600  United Technologies Corp.                      6,651,675
                                                          -----------
                                                           17,397,857
                                                          -----------

             Household Products - 1.3%
     72,300  Corning, Inc.                                  3,818,344
    231,600  Rohm & Haas Co.                                8,409,975
                                                          -----------
                                                           12,228,319
                                                          -----------

             Industrial - Diversified - 6.5%
    922,900  General Electric Co.                          44,241,519
    291,500  Tyco International, Ltd.                      16,178,250
                                                          -----------
                                                           60,419,769
                                                          -----------

             Insurance - 5.3%
    119,900  ACE, Ltd.                                      5,088,256
     74,700  American General Corp.                         6,088,050
    184,000  American International Group, Inc.            18,135,500
     52,700  Chubb Corp.                                    4,558,550
     34,000  Hartford Financial Services Group, Inc.        2,401,250
     49,100  Marsh & McLennan Cos., Inc.                    5,744,700
    128,300  St. Paul Cos.                                  6,968,294
                                                          -----------
                                                           48,984,600
                                                          -----------
             Media - Broadcasting & Publishing - 3.1%
     45,500  Clear Channel Communications, Inc.*            2,203,906
    141,400  Comcast Corp., Class A*                        5,903,450
    244,000  News Corp., Ltd., Sponsored, Preferred ADR     7,091,250
    107,100  Time Warner, Inc.                              5,594,904
    162,800  Viacom, Inc., Class B*                         7,610,900
                                                          -----------
                                                           28,404,410
                                                          -----------
             Medical Supplies - 1.7%
     28,300  Applera Corp. - Applied Biosystems Group       2,661,969
     27,100  Baxter International, Inc.                     2,393,269
     41,100  JDS Uniphase Corp.*                            1,713,356

                                                            Value
     Shares                                               (Note 2)

--------------------------------------------------------------------
             Medical Supplies (continued)
     65,100  Medtronic, Inc.                             $ 3,930,413
     57,300  Waters Corp.*                                 4,784,550
                                                         -----------
                                                          15,483,557
                                                         -----------
             Metals - 0.9%
    140,900  Alcoa, Inc.                                   4,720,150
    150,300  Masco Corp.                                   3,860,831
                                                         -----------
                                                           8,580,981
                                                         -----------
             Oil & Gas - 5.9%
     67,900  BP Amoco, Plc, Sponsored ADR                  3,250,713
     28,500  Chevron Corp.                                 2,406,469
     83,500  Coastal Corp.                                 7,374,094
     61,300  Ensco International, Inc.                     2,088,031
    159,100  Exxon Mobil Corp.                            13,831,756
    116,400  Global Marine, Inc.*                          3,302,850
     14,100  Noble Drilling Corp.*                           612,469
     40,900  Phillips Petroleum Co.                        2,326,188
    184,400  R&B Falcon Corp.*                             4,229,675
    125,300  Royal Dutch Petroleum Co.                     7,588,481
     87,200  Texaco, Inc.                                  5,417,300
     47,500  Tidewater, Inc.                               2,107,813
                                                         -----------
                                                          54,535,839
                                                         -----------
             Pharmaceuticals - 13.6%
    268,300  Abbott Laboratories                          12,995,781
    225,800  American Home Products Corp.                 14,349,590
     84,300  AMGEN, Inc.*                                  5,389,931
    226,600  Bristol-Myers Squibb Co.                     16,754,238
     31,700  Genentech, Inc.*                              2,583,550
    115,600  Johnson & Johnson                            12,145,225
     11,500  Lilly (Eli) & Co.                             1,070,219
    104,800  Merck & Co., Inc.                             9,811,900
    675,650  Pfizer, Inc.                                 31,079,900
    228,200  Pharmacia Corp.                              13,920,200
    104,700  Schering-Plough Corp.                         5,941,725
                                                         -----------
                                                         126,042,259
                                                         -----------
             Retailers - 4.1%
    117,000  CVS Corp.                                     7,012,688
    195,600  RadioShack Corp.                              8,374,125
    421,000  Wal-Mart Stores, Inc.                        22,365,625
                                                         -----------
                                                          37,752,438
                                                         -----------
             Securities Broker - 0.5%
     63,500  Merrill Lynch & Co., Inc.                     4,329,906
                                                         -----------
             Telephone Systems - 6.3%
    258,156  AT&T Corp.                                    4,469,326
    111,300  Global Crossing Ltd.*                         1,592,981
    126,201  Qwest Communications International, Inc.*     5,174,241
    421,592  SBC Communications, Inc.                     20,131,018
     97,900  Sprint Corp.                                  1,988,594
     98,900  Sprint Corp. (PCS Group)*                     2,021,269
    335,700  Verizon Communications                       16,826,963

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                    Core Equity Fund (Formerly Growth Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                     Value
     Shares                                         (Note 2)

--------------------------------------------------------------
             Telephone Systems (continued)
     99,250  Vodafone Group, Plc, Sponsored ADR      3,554,391
    177,929  Worldcom, Inc.*                         2,502,127
                                                  ------------
                                                    58,260,910
                                                  ------------
             Total Common Stocks                   912,625,675
                                                  ------------
             (Cost $890,464,181)
 Total Investments - 98.7%                         912,625,675
                                                  ------------
 (Cost $890,464,181)

 Net Other Assets and Liabilities - 1.3%            12,278,821
                                                  ------------
 Total Net Assets - 100.0%                        $924,904,496
                                                  ============

------------------
*   Non-income producing security.
ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $906,977,691. Net unrealized appreciation (depreciation) aggregated $5,647,984, of which $95,981,363 related to appreciated investment securities and $(90,333,379) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $2,285,423 of capital losses attributable to Post-October losses.

Distributions from long-term capital gains for the year ended December 31, 2000 were $57,204,332.

OTHER INFORMATION
For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $1,956,717,770 and $1,970,068,015 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $27,306,196. The value of collateral amounted to $28,099,320 which consisted of cash equivalents.

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                       Value
     Shares                                           (Note 2)

----------------------------------------------------------------
 COMMON STOCKS - 99.3%

             Advertising - 0.2%
     15,500  Interpublic Group of Companies, Inc.   $    659,719
      9,000  Omnicom Group, Inc.                         745,875
                                                    ------------
                                                       1,405,594
                                                    ------------
             Aerospace & Defense - 1.2%
     45,138  Boeing Co.                                2,979,108
     10,100  General Dynamics Corp.                      787,800
     40,375  Honeywell International, Inc.             1,910,242
     21,682  Lockheed Martin Corp.                       736,104
      3,700  Northrop Grumman Corp.                      307,100
      7,200  Textron, Inc.                               334,800
                                                    ------------
                                                       7,055,154
                                                    ------------
             Airlines - 0.4%
      7,700  AMR Corp.*                                  301,744
      6,300  Delta Air Lines, Inc.                       316,181
     14,500  FedEx Corp.*                                579,420
     25,412  Southwest Airlines, Inc.                    852,064
      3,400  U.S. Airways Group, Inc.*                   137,912
                                                    ------------
                                                       2,187,321
                                                    ------------
             Apparel Retailers - 0.4%
     43,050  Gap, Inc.                                 1,097,775
     16,800  Kohls Corp.*                              1,024,800
     21,400  Limited, Inc.                               365,137
      6,500  Nordstrom, Inc.                             118,219
                                                    ------------
                                                       2,605,931
                                                    ------------
             Automotive - 1.0%
      3,600  Cooper Tire & Rubber Co.                     38,250
      7,409  Dana Corp.                                  113,450
     28,228  Delphi Automotive Systems Corp.             317,565
     94,781  Ford Motor Co.                            2,221,430
     28,700  General Motors Corp.                      1,461,906
      8,650  Genuine Parts Co.                           226,522
      5,100  Goodrich (B.F.) Co.                         185,512
      7,900  Goodyear Tire & Rubber Co.                  181,621
     15,400  Harley-Davidson, Inc.                       612,150
      4,400  ITT Industries, Inc.                        170,500
      2,900  Navistar International Corp.*                75,944
      3,780  Paccar, Inc.                                186,165
      6,200  TRW, Inc.                                   240,250
      6,536  Visteon Corp.                                75,164
                                                    ------------
                                                       6,106,429
                                                    ------------
             Banking - 6.4%
     19,000  Amsouth Bancorp                             289,750
     58,675  Banc One Corp.                            2,148,972
     82,459  Bank of America Corp.                     3,782,807
     37,600  Bank of New York Co., Inc.                2,075,050
     20,000  BB&T Corp.                                  746,250
     10,037  Capital One Financial Corp.                 660,560
     10,550  Charter One Financial, Inc.                 304,631

                                                   Value
     Shares                                       (Note 2)

------------------------------------------------------------
             Banking (continued)
     66,478  Chase Manhattan Corp.              $  3,020,594
     13,200  CIT Group, Inc., Class A                265,650
      7,950  Comerica, Inc.                          472,031
     23,362  Fifth Third Bancorp                   1,395,880
     49,496  First Union Corp.                     1,376,608
     48,128  Firstar Corp.                         1,118,976
     45,876  FleetBoston Financial Corp.           1,723,217
      8,000  Golden West Financial Corp.             540,000
     12,649  Huntington Bancshares, Inc.             204,756
     21,600  KeyCorp                                 604,800
     43,118  MBNA Corp.                            1,592,671
     24,700  Mellon Financial Corp.                1,214,931
     30,800  National City Corp.                     885,500
     11,200  Northern Trust Corp.                    913,500
      6,950  Old Kent Financial Corp.                304,062
     14,600  PNC Bank Corp.                        1,066,712
     11,100  Regions Financial Corp.                 303,169
      8,500  Southtrust Corp.                        345,844
      8,200  State Street Corp.                    1,018,522
      8,800  Summit Bancorp                          336,050
     15,000  Suntrust Banks, Inc.                    945,000
     14,300  Synovus Financial Corp.                 385,206
     38,150  U.S. Bancorp                          1,113,503
      6,700  Union Planters Corp.                    239,525
     10,300  Wachovia Corp.                          598,687
     27,383  Washington Mutual, Inc.               1,453,010
     86,530  Wells Fargo Co.                       4,818,639
                                                ------------
                                                  38,265,063
                                                ------------
             Beverages, Food & Tobacco - 5.0%
      1,900  Adolph Coors Co.                        152,594
     45,600  Anheuser-Busch Companies, Inc.        2,074,800
     31,966  Archer-Daniels-Midland Co.              479,490
      3,500  Brown Forman Corp., Class B             232,750
     21,300  Campbell Soup Co.                       737,512
    125,700  Coca-Cola Co.                         7,659,844
     21,100  Coca-Cola Enterprises, Inc.             400,900
     27,000  Conagra, Inc.                           702,000
     14,300  General Mills, Inc.                     637,244
     17,600  H.J. Heinz Co.                          834,900
      5,300  Hercules, Inc.                          101,031
      6,900  Hershey Foods Corp.                     444,187
     20,400  Kellogg Co.                             535,500
     73,200  PepsiCo, Inc.                         3,627,975
    112,600  Philip Morris Cos., Inc.              4,954,400
      6,600  Quaker Oats Co.                         642,675
     15,400  Ralston Purina Group                    402,325
     25,400  Safeway, Inc.*                        1,587,500
      6,600  Supervalu, Inc.                          91,575
     33,800  Sysco Corp.                           1,014,000
     28,989  Unilever NV, ADR                      1,824,495
      8,200  UST, Inc.                               230,112
      5,700  Wrigley (Wm.) Jr. Co.                   546,131
                                                ------------
                                                  29,913,940
                                                ------------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                        Value
     Shares                                           (Note 2)

----------------------------------------------------------------
             Building Materials - 1.1%
    117,297  Home Depot, Inc.                        $ 5,359,007
     19,400  Lowes Cos., Inc.                            863,300
      5,100  Vulcan Materials Co.                        244,162
                                                     -----------
                                                       6,466,469
                                                     -----------
             Chemicals - 1.1%
     11,600  Air Products & Chemicals, Inc.              475,600
      5,600  Avery Dennison Corp.                        307,300
     34,400  Dow Chemical Co.                          1,259,900
     52,900  Du Pont (E.I.) De Nemours and Co.         2,555,731
      3,800  Eastman Chemical Co.                        185,250
      2,600  Great Lakes Chemical Corp.                   96,687
     18,700  Occidental Petroleum Corp.                  453,475
      8,600  PPG Industries, Inc.                        398,287
      8,100  Praxair, Inc.                               359,437
      4,208  Sealed Air Corp.*                           128,344
      6,800  Union Carbide Corp.                         365,925
                                                     -----------
                                                       6,585,936
                                                     -----------
             Coal - 0.0%
      3,800  Massey Energy Co.                            48,450
                                                     -----------
             Commercial Services - 1.7%
      9,900  Allied Waste Industries, Inc.*              144,169
     32,000  Automatic Data Processing, Inc.           2,026,000
     36,933  Cendant Corp.*                              355,480
      7,800  Convergys Corp.*                            353,437
      6,400  Ecolab, Inc.                                276,400
      7,100  Equifax, Inc.                               203,681
     20,000  First Data Corp.                          1,053,750
      3,800  Fluor Corp.*                                125,637
      4,600  H&R Block, Inc.                             190,325
     22,400  Halliburton Co.                             812,000
      8,100  Moody's Corp.                               208,069
     18,950  Paychex, Inc.                               921,444
      2,500  Perkinelmer, Inc.                           262,500
     12,800  Pitney Bowes, Inc.                          424,000
      5,800  Quintiles Transnational Corp.*              121,437
      6,000  R. R. Donnelley & Sons Co.                  162,000
      9,000  Robert Half International, Inc.*            238,500
     17,920  Vivendi Universal SP ADR                  1,170,400
     31,435  Waste Management, Inc.                      872,321
                                                     -----------
                                                       9,921,550
                                                     -----------
             Communications - 2.5%
     39,000  ADC Telecommunications, Inc.*               706,875
      4,100  Andrew Corp.*                                89,175
     14,031  Avaya, Inc.*                                144,695
    169,182  Lucent Technologies, Inc.                 2,283,957
      4,200  Mercury Interactive Corp.*                  379,050
     16,000  Network Appliance, Inc.*                  1,027,000
     38,600  Nextel Communications, Inc., Class A*       955,350
    156,960  Nortel Networks Corp.                     5,032,530
     37,900  Qualcomm, Inc.*                           3,114,906

                                                          Value
     Shares                                             (Note 2)

------------------------------------------------------------------
             Communications (continued)
      8,200  Scientific Atlanta, Inc.                  $   267,012
     20,900  Tellabs, Inc.*                              1,180,850
                                                       -----------
                                                        15,181,400
                                                       -----------
             Computer Software & Processing - 6.3%
     12,200  Adobe Systems, Inc.                           709,887
    118,408  America Online, Inc.*                       4,120,598
      2,800  Autodesk, Inc.                                 75,425
     12,400  BMC Software, Inc.*                           173,600
     13,600  Broadvision, Inc.*                            160,650
      9,200  Cabletron Systems, Inc.*                      138,575
      7,300  Ceridian Corp.*                               145,544
      9,200  Citrix Systems, Inc.*                         207,000
     29,250  Computer Associates International, Inc.       570,375
      8,500  Computer Sciences Corp.*                      511,062
     18,500  Compuware Corp.*                              115,625
      3,600  Deluxe Corp.                                   90,972
     23,800  Electronic Data Systems Corp.               1,374,450
     14,800  IMS Health, Inc.                              399,600
     10,400  Intuit, Inc.*                                 410,150
    270,200  Microsoft Corp.*                           11,719,925
      4,800  NCR Corp.*                                    235,800
     16,600  Novell, Inc.*                                  86,632
    283,520  Oracle Corp.*                               8,239,800
     13,600  Parametric Technology Corp.*                  182,750
     14,500  PeopleSoft, Inc.*                             539,219
    163,200  Sun Microsystems, Inc.*                     4,549,200
     15,700  Unisys Corp.*                                 229,612
     19,719  VERITAS Software Corp.*                     1,725,412
     28,200  Yahoo!, Inc.*                                 847,762
                                                       -----------
                                                        37,559,625
                                                       -----------
             Computers & Information - 7.3%
     16,400  Apple Computer, Inc.*                         243,950
    364,600  Cisco Systems, Inc.*                       13,945,950
     86,057  Compaq Computer Corp.                       1,295,158
      8,400  Comverse Technology, Inc.*                    912,450
    130,900  Dell Computer Corp.*                        2,282,569
    110,900  EMC Corp.*                                  7,374,850
     16,360  Gateway 2000*                                 294,316
    100,200  Hewlett-Packard Co.                         3,162,562
     88,900  International Business Machines Corp.       7,556,500
      6,400  Lexmark International Group, Inc.*            283,600
     20,100  Minnesota Mining and Manufacturing Co.      2,422,050
     28,632  Palm, Inc.*                                   810,644
      6,000  Sapient Corp.*                                 71,625
     21,800  Siebel Systems, Inc.*                       1,474,225
     32,200  Solectron Corp.*                            1,091,580
      7,400  Symbol Technologies, Inc.                     266,400
                                                       -----------
                                                        43,488,429
                                                       -----------
             Consumer Products - Diversified - 0.2%
     42,100  Sara Lee Corp.                              1,034,081
                                                       -----------
             Containers & Packaging - 0.0%
      1,500  Ball Corp.                                     69,094
                                                       -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                            Value
     Shares                                                (Note 2)

---------------------------------------------------------------------
             Cosmetics & Personal Care - 1.7%
     12,000  Avon Products, Inc.                         $    574,500
     11,800  Clorox Co.                                       418,900
     29,000  Colgate-Palmolive Co.                          1,871,950
     53,400  Gillette Co.                                   1,929,075
      4,800  International Flavors & Fragrances, Inc.          97,500
     66,200  Procter & Gamble Co.                           5,192,562
                                                         ------------
                                                           10,084,487
                                                         ------------
             Education - 0.1%
      8,357  USA Education, Inc.                              568,276
                                                         ------------
             Electric Utilities - 2.7%
     23,200  AES Corp.*                                     1,284,700
      5,600  Allegheny Energy, Inc.                           269,850
      6,900  Ameren Corp.                                     319,556
     16,240  American Electric Power, Inc.                    755,160
     14,200  Calpine Corp.*                                   639,887
      8,043  Cinergy Corp.                                    282,510
      6,000  CMS Energy Corp.                                 190,125
     10,800  Consolidated Edison, Inc.                        415,800
      7,550  Constellation Energy Group, Inc.                 340,222
     12,150  Dominion Resources, Inc.                         814,050
      7,300  DTE Energy Co.                                   284,244
     18,717  Duke Energy Corp.                              1,595,624
     16,400  Edison International                             256,250
     11,300  Entergy Corp.                                    478,131
     16,150  Exelon Corp.                                   1,133,892
     11,400  FirstEnergy Corp.                                359,812
      8,900  Florida Power & Light Group Capital, Inc.        638,575
      6,100  GPU, Inc.                                        224,556
      6,800  KeySpan Energy Corp.                             288,150
      8,100  Niagara Mohawk Power Corp.*                      135,169
     10,200  NiSource, Inc.                                   313,650
     19,500  PG&E Corp.                                       390,000
      4,300  Pinnacle West Capital Corp.                      204,787
      7,400  PPL Resources, Inc.                              334,387
     10,477  Progress Energy, Inc.                            515,337
      5,000  Progress Energy, Inc.(a)                               0
     10,900  Public Service Enterprise Group, Inc.            530,012
     14,998  Reliant Energy, Inc.                             649,601
     10,213  Sempra Energy                                    237,452
     34,300  Southern Co.                                   1,140,475
     13,040  TXU Corp.                                        577,835
     17,210  Xcel Energy, Inc.                                500,166
                                                         ------------
                                                           16,099,965
                                                         ------------
             Electrical Equipment - 0.5%
      9,800  American Power Conversion Corp.*                 121,275
     15,100  Eastman Kodak Co.                                594,562
     21,700  Emerson Electric Co.                           1,710,231
      2,000  National Service Industries, Inc.                 51,375
      2,200  Polaroid Corp.                                    12,787
      9,300  Rockwell International Corp.                     442,912
      2,900  Thomas & Betts Corp.                              46,944
     33,700  Xerox Corp.                                      155,862
                                                         ------------
                                                            3,135,948
                                                         ------------

                                                      Value
     Shares                                          (Note 2)

---------------------------------------------------------------
             Electronics - 4.5%
      4,900  Adaptec, Inc.*                        $     50,225
     15,800  Advanced Micro Devices*                    218,237
     20,000  Altera Corp.*                              526,250
     18,200  Analog Devices, Inc.*                      931,612
     12,000  Broadcom Corp.*                          1,008,000
     11,400  Conexant Systems, Inc.*                    175,275
    341,000  Intel Corp.                             10,251,312
      9,400  KLA-Tencor Corp.*                          316,662
     16,000  Linear Technology Corp.                    740,000
     16,000  LSI Logic Corp.*                           273,440
     14,400  Maxim Integrated Products, Inc.*           688,500
     28,800  Micron Technology, Inc.*                 1,022,400
      2,300  Millipore Corp.                            144,900
      9,825  Molex, Inc.                                348,787
    110,635  Motorola, Inc.                           2,240,359
      8,900  National Semiconductor Corp.*              179,112
      6,600  Novellus Systems, Inc.*                    237,187
      4,000  Power-One, Inc.*                           157,250
      4,600  QLogic Corp.*                              354,200
     17,100  Raytheon Co., Class B                      531,169
      7,800  Sanmina Corp.*                             597,675
      8,900  Teradyne, Inc.*                            331,525
     87,600  Texas Instruments, Inc.                  4,150,050
      9,200  Vitesse Semiconductor Corp.*               508,875
     16,700  Xilinx, Inc.*                              770,287
                                                   ------------
                                                     26,753,289
                                                   ------------
             Entertainment & Leisure - 0.8%
     29,600  Carnival Corp.                             912,050
      5,900  Harrah's Entertainment, Inc.*              155,612
      8,650  Hasbro, Inc.                                91,906
     21,512  Mattel, Inc.                               310,633
    105,629  Walt Disney Co.                          3,056,639
                                                   ------------
                                                      4,526,840
                                                   ------------
             Financial Services - 5.0%
     67,400  American Express Co.                     3,702,787
     70,000  Charles Schwab Corp.                     1,986,250
    254,740  Citigroup, Inc.                         13,007,661
      5,700  Countrywide Credit Industries, Inc.        286,425
     51,000  Fannie Mae                               4,424,250
     12,230  Franklin Resources, Inc.                   465,963
     35,200  Freddie Mac                              2,424,400
     23,859  Household International, Inc.            1,312,245
      8,200  Morgan (J.P.) & Co., Inc.                1,357,100
     14,500  Providian Financial Corp.                  833,750
     11,200  Stilwel Financial, Inc.                    441,700
                                                   ------------
                                                     30,242,531
                                                   ------------
             Food Retailers - 0.4%
     21,342  Albertson's, Inc.                          565,563
     41,700  Kroger Co.*                              1,128,506
      9,400  Starbucks Corporation*                     415,950
      6,900  Winn-Dixie Stores, Inc.                    133,687
                                                   ------------
                                                      2,243,706
                                                   ------------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                                     Value
     Shares                                                        (Note 2)

-----------------------------------------------------------------------------
             Forest Products & Paper - 0.8%
      2,600  Bemis Co.                                            $    87,262
      2,900  Boise Cascade Corp.                                       97,513
     11,303  Georgia-Pacific Corp.                                    351,795
     24,340  International Paper Co.                                  993,376
     27,140  Kimberly-Clark Corp.                                   1,918,527
      5,200  Louisiana Pacific Corp.                                   52,650
      5,000  Mead Corp.                                               156,875
      8,000  Pactiv Corp.*                                             99,000
      1,300  Potlatch Corp.                                            43,631
      2,600  Temple Inland, Inc.                                      139,425
      5,050  Westvaco Corp.                                           147,397
     11,200  Weyerhaeuser Co.                                         568,400
      5,500  Willamette Industries, Inc.                              258,156
                                                                  -----------
                                                                    4,914,007
                                                                  -----------
             Health Care Providers - 0.5%
     28,000  HCA - The Healthcare Corporation                       1,232,280
     19,400  HEALTHSOUTH Corp.*                                       316,463
      5,000  Manor Care, Inc.*                                        103,125
     16,100  Tenet Healthcare Corp.                                   715,444
      3,300  Wellpoint Health Networks, Inc.*                         380,325
                                                                  -----------
                                                                    2,747,637
                                                                  -----------
             Heavy Construction - 0.0%
      2,200  Kaufman and Broad Home Corp.                              74,113
      3,000  McDermott International, Inc.                             32,250
                                                                  -----------
                                                                      106,363
                                                                  -----------
             Heavy Machinery - 1.2%
     41,000  Applied Materials, Inc.*                               1,565,688
     16,880  Baker Hughes, Inc.                                       701,575
      4,000  Black & Decker Corp.                                     157,000
      1,000  Briggs & Stratton Corp.                                   44,375
     17,500  Caterpillar, Inc.                                        827,969
      2,100  Cummins Engine Co., Inc.                                  79,669
     11,900  Deere & Co.                                              545,169
     10,200  Dover Corp.                                              413,738
      8,200  Ingersoll-Rand Co.                                       343,375
      6,100  Pall Corp.                                               130,006
      5,875  Parker-Hannifin Corp.                                    259,234
      4,300  Stanley Works                                            134,106
      2,900  Timken Co.                                                43,863
     23,800  United Technologies Corp.                              1,871,275
      4,700  W.W. Grainger, Inc.                                      171,550
                                                                  -----------
                                                                    7,288,592
                                                                  -----------
             Home Construction, Furnishings & Appliances - 0.1%
      3,000  Centex Corp.                                             112,688
      4,300  Johnson Controls, Inc.                                   223,600
      9,900  Leggett & Platt, Inc.                                    187,481
      3,800  Maytag Corp.                                             122,788
      2,100  Pulte Corp.                                               88,594
      3,400  Whirlpool Corp.                                          162,138
                                                                  -----------
                                                                      897,289
                                                                  -----------

                                                            Value
     Shares                                               (Note 2)

--------------------------------------------------------------------
             Household Products - 0.8%
     46,700  Corning, Inc.                               $ 2,466,344
      7,800  Fortune Brands, Inc.                            234,000
     15,300  Illinois Tool Works, Inc.                       911,306
     13,333  Newell Rubbermaid, Inc.                         303,326
     11,075  Rohm & Haas Co.                                 402,161
      2,900  Snap-On, Inc.                                    80,838
      7,400  Tiffany & Co.                                   234,025
      2,900  Tupperware Corp.                                 59,269
                                                         -----------
                                                           4,691,269
                                                         -----------
             Industrial - Diversified - 4.9%
      1,600  FMC Corp.*                                      114,700
    502,100  General Electric Co.                         24,069,419
     88,720  Tyco International, Ltd.                      4,923,960
                                                         -----------
                                                          29,108,079
                                                         -----------
             Insurance - 4.6%
      7,198  Aetna, Inc.*                                    295,568
     13,500  AFLAC, Inc.                                     974,531
     37,138  Allstate Corp.                                1,617,824
      5,400  AMBAC Financial Group, Inc.                     314,888
     12,717  American General Corp.                        1,036,436
    118,085  American International Group, Inc.           11,638,753
     12,950  AON Corp.                                       443,538
      9,000  Chubb Corp.                                     778,500
      7,900  CIGNA Corp.                                   1,045,170
      8,200  Cincinnati Financial Corp.                      324,413
     16,407  Conseco, Inc.                                   216,367
     11,500  Hartford Financial Services Group, Inc.         812,188
      8,500  Humana, Inc.*                                   129,625
      5,200  Jefferson Pilot Corp.                           388,700
      9,700  Lincoln National Corp.                          458,931
      5,100  Loews Corp.                                     528,169
     14,050  Marsh & McLennan Cos., Inc.                   1,643,850
      5,100  MBIA, Inc.                                      378,038
     38,600  Metlife, Inc.                                 1,351,000
      5,400  MGIC Investment Corp.                           364,163
      3,700  Progressive Corp.                               383,413
      6,400  SAFECO Corp.                                    210,400
     11,100  St. Paul Cos.                                   602,869
      6,300  Torchmark Corp.                                 242,156
     16,200  Unitedhealth Group, Inc.                        994,275
     12,118  UnumProvident Corp.                             325,671
                                                         -----------
                                                          27,499,436
                                                         -----------
             Lodging - 0.2%
     18,500  Hilton Hotels Corp.                             194,250
     12,200  Marriott International, Inc., Class A           515,450
      9,800  Starwood Hotels & Resorts Worldwide, Inc.       345,450
                                                         -----------
                                                           1,055,150
                                                         -----------
             Media - Broadcasting & Publishing - 2.2%
      3,200  American Greetings Corp., Class A                30,200
     29,600  Clear Channel Communications, Inc.*           1,433,750
     45,800  Comcast Corp., Class A*                       1,912,150

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                                 Value
     Shares                                                     (Note 2)

--------------------------------------------------------------------------
             Media - Broadcasting & Publishing (continued)
      4,400  Dow Jones & Company, Inc.                        $    249,150
     13,400  Gannett Co., Inc.                                     845,038
      3,700  Knight-Ridder, Inc.                                   210,438
     10,000  McGraw-Hill Cos., Inc.                                586,250
      2,400  Meredith Corp.                                         77,250
      8,200  New York Times Co., Class A                           328,513
     67,260  Time Warner, Inc.                                   3,513,662
     15,287  Tribune Co.                                           645,876
     76,628  Viacom, Inc., Class B*                              3,582,359
                                                              ------------
                                                                13,414,636
                                                              ------------
             Medical Supplies - 2.3%
     23,024  Agilent Technologies, Inc.*                         1,260,564
      6,800  Allergan, Inc.                                        658,325
     10,800  Applied Biosystems Group - Applera Corp.            1,015,875
      2,700  Bausch & Lomb, Inc.                                   109,181
     15,000  Baxter International, Inc.                          1,324,688
     12,700  Becton, Dickinson & Co.                               439,738
      9,050  Biomet, Inc.                                          359,172
     20,400  Boston Scientific Corp.*                              279,225
      2,600  C.R. Bard, Inc.                                       121,063
      7,200  Danaher Corp.                                         492,300
      3,500  Eaton Corp.                                           263,156
     15,600  Guidant Corp.*                                        841,425
     48,800  JDS Uniphase Corp.*                                 2,034,350
     60,900  Medtronic, Inc.                                     3,676,838
      4,300  St. Jude Medical, Inc.*                               264,181
     10,000  Stryker Corp.                                         505,900
      4,700  Tektronix, Inc.                                       158,331
      9,000  Thermo Electron Corp.*                                267,750
                                                              ------------
                                                                14,072,062
                                                              ------------
             Metals - 0.7%
     16,300  Alcan Aluminum, Ltd.                                  557,256
     43,808  Alcoa, Inc.                                         1,467,568
      3,951  Allegheny Technologies, Inc.                           62,722
     20,000  Barrick Gold Corp.                                    327,600
      4,800  Cooper Industries, Inc.                               220,500
      2,950  Crane Co.                                              83,891
      6,350  Engelhard Corp.                                       129,381
      7,500  Freeport-McMoRan Copper & Gold, Inc., Class B*         64,219
     13,200  Homestake Mining Co.                                   55,275
      9,100  Inco, Ltd.*                                           152,516
     22,500  Masco Corp.                                           577,969
      8,511  Newmont Mining Corp.                                  145,219
      4,000  Nucor Corp.                                           158,750
      4,000  Phelps Dodge Corp.                                    223,250
     16,500  Placer Dome, Inc.                                     158,813
      4,420  USX - U.S. Steel Group                                 79,560
      4,200  Worthington Industries, Inc.                           33,863
                                                              ------------
                                                                 4,498,352
                                                              ------------
             Oil & Gas - 7.2%
      4,600  Amerada Hess Corp.                                    336,088
     12,579  Anadarko Petroleum Corp.                              894,115
      6,200  Apache Corp.                                          434,388

                                                Value
     Shares                                    (Note 2)

---------------------------------------------------------
             Oil & Gas (continued)
      3,600  Ashland, Inc.                   $    129,204
     10,982  Burlington Resources, Inc.           554,591
     32,500  Chevron Corp.                      2,744,219
     11,000  Coastal Corp.                        971,438
     31,600  Conoco, Inc., Class B                914,425
      6,600  Devon Energy Corp.                   402,402
     16,400  Dynegy, Inc.                         919,425
     11,800  El Paso Energy Corp.                 845,175
     37,800  Enron Corp.                        3,142,125
      6,000  EOG Resources, Inc.                  328,125
    176,230  Exxon Mobil Corp.                 15,320,996
      4,781  Kerr-Mcgee Corp.                     320,028
      5,800  Kinder Morgan, Inc.                  302,688
      7,400  Nabors Industries, Inc.*             437,710
      2,200  Nicor, Inc.                           95,013
      1,400  Oneok, Inc.                           67,375
      1,800  Peoples Energy Corp.                  80,550
     12,900  Phillips Petroleum Co.               733,688
      4,700  Rowan Cos., Inc.*                    126,900
    108,600  Royal Dutch Petroleum Co.          6,577,088
     29,100  Schlumberger, Ltd.                 2,326,181
      4,200  Sunoco, Inc.                         141,488
     27,800  Texaco, Inc.                       1,727,075
      7,300  Tosco Corp.                          247,744
     10,627  Transocean Sedco Forex Inc.          488,842
     12,300  Unocal Corp.                         475,856
     15,600  USX-Marathon Group                   432,900
     22,200  Williams Cos., Inc.                  886,613
                                             ------------
                                               43,404,455
                                             ------------
             Pharmaceuticals - 11.8%
     78,400  Abbott Laboratories                3,797,500
     12,000  ALZA Corp., Class A*                 510,000
     66,500  American Home Products Corp.       4,226,075
     52,300  AMGEN, Inc.*                       3,343,931
      7,600  Biogen, Inc.*                        456,475
     99,100  Bristol-Myers Squibb Co.           7,327,206
     14,200  Cardinal Health, Inc.              1,414,675
      9,800  Chiron Corp.*                        436,100
      4,600  Forest Laboratories, Inc.*           611,225
     70,500  Johnson & Johnson                  7,406,906
      8,600  King Pharmaceuticals, Inc.*          444,513
     57,100  Lilly (Eli) & Co.                  5,313,869
     14,414  McKesson HBOC Corp.                  517,318
     10,600  Medimmune, Inc.*                     505,488
    117,000  Merck & Co., Inc.                 10,954,125
    319,750  Pfizer, Inc.                      14,708,500
     65,396  Pharmacia Corp.                    3,989,156
     74,100  Schering-Plough Corp.              4,205,175
      3,900  Sigma Aldrich Corp.                  153,319
      5,300  Watson Pharmaceuticals, Inc.*        271,294
                                             ------------
                                               70,592,850
                                             ------------
             Restaurants - 0.5%
      5,900  Darden Restaurants, Inc.             134,963
     66,300  McDonald's Corp.                   2,254,200

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                            Value
     Shares                                               (Note 2)

--------------------------------------------------------------------
             Restaurants - (continued)
      7,410  Tricon Global Restaurants, Inc.*            $   244,530
      5,700  Wendy's International, Inc.                     149,625
                                                         -----------
                                                           2,783,318
                                                         -----------
             Retailers - 3.8%
      2,800  Alberto-Culver Co., Class B                     119,875
      6,300  AutoZone, Inc.*                                 179,550
     14,200  Bed Bath & Beyond, Inc.*                        317,725
     10,400  Best Buy Co., Inc.*                             307,450
     10,400  Circuit City Stores-Circuit City Group          119,600
      5,500  Consolidated Stores Corp.*                       58,438
     22,712  Costco Wholesale Corp.*                         907,061
     19,900  CVS Corp.                                     1,192,756
      4,600  Dillards, Inc., Class A                          54,338
     16,687  Dollar General Corp.                            314,967
     10,200  Federated Department Stores, Inc.*              357,000
      3,800  Harcourt General, Inc.                          217,360
     13,100  J.C. Penney Co., Inc.                           142,463
     24,400  K Mart Corp.*                                   129,625
      1,700  Longs Drug Stores Corp.                          41,013
     15,100  May Department Stores Co.                       494,525
     15,000  Office Depot, Inc.*                             106,875
      9,400  RadioShack Corp.                                402,438
     16,900  Sears Roebuck & Co.                             587,275
      8,000  Sherwin Williams Co.                            210,500
     23,000  Staples, Inc.*                                  271,688
     45,400  Target Corp.                                  1,464,150
     14,100  TJX Cos., Inc.                                  391,275
     10,300  Toys "R" Us, Inc.*                              171,881
     51,300  Walgreen Co.                                  2,144,981
    226,300  Wal-Mart Stores, Inc.                        12,022,188
                                                         -----------
                                                          22,726,997
                                                         -----------
             Securities Broker - 1.4%
      5,352  Bear Stearns Cos., Inc.                         271,280
     12,200  Lehman Brothers Holdings, Inc.                  825,025
     41,000  Merrill Lynch & Co., Inc.                     2,795,688
     56,734  Morgan Stanley Dean Witter & Co.              4,496,170
      6,200  T. Rowe Price Associates, Inc.                  262,047
                                                         -----------
                                                           8,650,210
                                                         -----------
             Telephone Systems - 5.2%
     15,800  Alltel Corp.                                    986,513
    190,140  AT&T Corp.                                    3,291,799
     94,700  BellSouth Corp.                               3,876,781
      7,100  CenturyTel, Inc.                                253,825
     44,835  Global Crossing Ltd.*                           641,701
     83,963  Qwest Communications International, Inc.*     3,442,483
    171,598  SBC Communications, Inc.                      8,193,805
     44,800  Sprint Corp.                                    910,000
     47,100  Sprint Corp. (PCS Group)*                       962,606
    136,730  Verizon Communications                        6,853,591
    145,865  Worldcom, Inc.*                               2,051,227
                                                         -----------
                                                          31,464,331
                                                         -----------

                                                      Value
     Shares                                         (Note 2)

--------------------------------------------------------------
             Textiles, Clothing & Fabrics - 0.2%
      2,700  Liz Claiborne, Inc.                   $   112,388
     13,700  Nike, Inc., Class B                       764,631
      2,800  Reebok International, Ltd.*                76,552
      1,600  Russell Corp.                              24,700
        900  Springs Industries, Inc., Class A          29,194
      5,800  V.F. Corp.                                210,192
                                                   -----------
                                                     1,217,657
                                                   -----------
             Transportation - 0.4%
      4,400  Brunswick Corp.                            72,325
     19,952  Burlington Northern Santa Fe Corp.        564,891
     11,000  CSX Corp.                                 285,313
     19,300  Norfolk Southern Corp.                    256,931
      3,000  Ryder System, Inc.                         49,875
      6,508  Sabre Group Holdings, Inc.                280,658
     12,600  Union Pacific Corp.                       639,450
                                                   -----------
                                                     2,149,443
                                                   -----------

             Total Common Stocks                   594,831,641
                                                   -----------
             (Cost $484,527,464)

 CONVERTIBLE PREFERRED STOCKS - 0.0%

             Electric Utilities - 0.0%
      4,200  NiSource, Inc.*                            11,550
                                                   -----------

             Total Convertible Preferred Stocks         11,550
                                                   -----------
             (Cost $8,531)

 Par Value
 ----------
 U.S. GOVERNMENT OBLIGATION (b) - 0.2%

             U.S. Treasury Bills - 0.2%
 $1,375,000  5.78%, 06/07/01(c)                      1,340,340
                                                   -----------

             Total U.S. Government Obligation        1,340,340
                                                   -----------
             (Cost $1,340,340)

                       See Notes to Financial Statements.
--------------------------------------------

                               Equity Index Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                             Value
     Shares                                 (Note 2)

------------------------------------------------------
 INVESTMENT COMPANY - 0.2%

  1,180,644  Marshall Money Market Fund   $  1,180,644
                                          ------------
             Total Investment Company        1,180,644
                                          ------------
             (Cost $1,180,644)

 Total Investments - 99.7%                 597,364,175
                                          ------------
 (Cost $487,056,979)
 Net Other Assets and Liabilities -
  0.3%                                       1,901,261
                                          ------------
 Total Net Assets - 100.0%                $599,265,436
                                          ============

------------------
*   Non-income producing security.
(a) Contingent Value Obligation.
(b) Effective yield at time of purchase.
(c) Security has been deposited as initial margin on futures contracts. At December 31, 2000, the Portfolio's open futures contracts were as follows:

   Number
of Contracts     Contract       Expiration       Aggregate         Market Value at
 Purchased         Type            Date             Cost          December 31, 2000
------------     --------       ----------       ---------        -----------------
     6           S&P 500        March-2001       $2,019,300          $2,002,500
                                                 ==========          ==========

ADR American Depositary Receipt. Shares of a foreign based corporation held in U.S. banks entitling the shareholder to all dividends and capital gains.

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $489,332,649. Net unrealized appreciation (depreciation) aggregated $108,031,526, of which $164,911,746 related to appreciated investment securi-ties and $(56,880,220) related to depreciated investment securities.

Distributions from long-term capital gains for the year ended December 31, 2000 were $64,838,055.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $118,827,747 and $60,651,414 of non-governmental issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $29,434,303. The value of collateral amounted to $30,392,126 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                Value
  Shares                                      (Note 2)
-------------------------------------------------------
 COMMON STOCKS - 99.5%
         Aerospace & Defense - 0.9%
  30,500 Boeing Co.                         $ 2,013,000
 110,600 Honeywell International, Inc.        5,232,762
                                            -----------
                                              7,245,762
                                            -----------
         Airlines - 0.5%
  51,300 AMR Corp.*                           2,010,319
  22,700 FedEx Corp.*                           907,092
  37,500 Southwest Airlines, Inc.             1,257,375
                                            -----------
                                              4,174,786
                                            -----------
         Apparel Retailers - 0.4%
  22,300 Abercrombie & Fitch Co., Class A*      446,000
  62,000 Gap, Inc.                            1,581,000
  67,300 Limited, Inc.                        1,148,306
                                            -----------
                                              3,175,306
                                            -----------
         Automotive - 1.8%
  39,800 Dana Corp.                             609,437
 118,000 Delphi Automotive Systems Corp.      1,327,500
 158,100 Ford Motor Co.                       3,705,469
 102,900 General Motors Corp.                 5,241,469
  23,500 Goodrich (B.F.) Co.                    854,812
  14,800 Harley-Davidson, Inc.                  588,300
  25,200 ITT Industries, Inc.                   976,500
  19,700 Paccar, Inc.                           970,225
                                            -----------
                                             14,273,712
                                            -----------
         Banking - 5.8%
  63,900 Amsouth Bancorp                        974,475
 167,600 Banc One Corp.                       6,138,350
 105,600 Bank of America Corp.                4,844,400
  16,400 Banknorth Group, Inc.                  326,975
  59,200 Capital One Financial Corp.          3,896,100
  44,500 CIT Group, Inc., Class A               895,562
  18,900 Dime Bancorp, Inc.                     558,731
 196,100 First Union Corp.                    5,454,031
   3,300 FleetBoston Financial Corp.            123,956
  17,600 Greenpoint Financial Corp.             720,500
  22,000 Hibernia Corp., Class A                280,500
  69,200 KeyCorp                              1,937,600
   8,800 MBNA Corp.                             325,050
  25,900 National Commerce Bancorp              641,025
  62,600 PNC Bank Corp.                       4,573,712
   4,400 Southtrust Corp.                       179,025
  20,800 Sovereign Bancorp, Inc.                169,000
  18,600 Summit Bancorp                         710,287
   3,300 Suntrust Banks, Inc.                   207,900
 285,000 U.S. Bancorp                         8,318,437
 109,800 Washington Mutual, Inc.              5,826,262
                                            -----------
                                             47,101,878
                                            -----------

                                                    Value
  Shares                                          (Note 2)
-----------------------------------------------------------
         Beverages, Food & Tobacco - 4.4%
  66,000 Coca-Cola Co.                          $ 4,021,875
   4,800 General Mills, Inc.                        213,900
  49,600 H.J. Heinz Co.                           2,352,900
  50,900 Kellogg Co.                              1,336,125
  45,200 PepsiCo, Inc.                            2,240,225
 355,600 Philip Morris Cos., Inc.                15,646,400
  28,700 Quaker Oats Co.                          2,794,662
  50,700 Safeway, Inc.*                           3,168,750
  59,900 Unilever NV, ADR                         3,769,956
                                                -----------
                                                 35,544,793
                                                -----------
         Building Materials - 1.4%
 186,200 Home Depot, Inc.                         8,507,013
  58,200 Lowes Cos., Inc.                         2,589,900
                                                -----------
                                                 11,096,913
                                                -----------
         Chemicals - 1.1%
  73,000 Air Products & Chemicals, Inc.           2,993,000
  23,100 Dow Chemical Co.                           846,037
  37,500 PPG Industries, Inc.                     1,736,719
  37,000 Praxair, Inc.                            1,641,875
  38,300 Union Carbide Corp.                      2,061,019
                                                -----------
                                                  9,278,650
                                                -----------
         Commercial Services - 0.7%
  25,000 Akamai Technologies, Inc.*                 526,562
  44,600 Automatic Data Processing, Inc.          2,823,737
 191,800 Cendant Corp.*                           1,846,075
   6,000 Halliburton Co.                            217,500
   4,600 Incyte Pharmaceuticals, Inc.*              114,425
  13,400 Pitney Bowes, Inc.                         443,875
                                                -----------
                                                  5,972,174
                                                -----------
         Communications - 2.0%
  19,416 Avaya, Inc.*                               200,228
   9,700 Ciena Corp.*                               788,125
  21,800 Network Appliance, Inc.*                 1,399,287
 135,900 Nextel Communications, Inc., Class A*    3,363,525
 204,000 Nortel Networks Corp.                    6,540,750
  38,600 Qualcomm, Inc.*                          3,172,437
   5,100 Redback Networks, Inc.*                    209,100
   7,800 Tellabs, Inc.*                             440,700
  14,900 Williams Communications Group, Inc.*       175,075
                                                -----------
                                                 16,289,227
                                                -----------
         Computer Software & Processing - 6.9%
  24,600 Adobe Systems, Inc.                      1,431,412
 149,800 America Online, Inc.*                    5,213,040
  52,700 BEA Systems, Inc.*                       3,547,369
   9,100 Citrix Systems, Inc.*                      204,750
 302,300 Microsoft Corp.*                        13,112,262
  25,000 NCR Corp.*                               1,228,125
 494,100 Oracle Corp.*                           14,359,781
  46,500 Parametric Technology Corp.*               624,844
 355,600 Sun Microsystems, Inc.*                  9,912,350

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                         Value
  Shares                                               (Note 2)
----------------------------------------------------------------
         Computer Software & Processing (continued)
   6,300 Tibco Software, Inc.*                       $   302,006
  63,247 VERITAS Software Corp.*                       5,534,113
                                                     -----------
                                                      55,470,052
                                                     -----------
         Computers & Information - 6.5%
 599,000 Cisco Systems, Inc.(a)                       22,911,750
 253,400 Compaq Computer Corp.                         3,813,670
 223,300 Dell Computer Corp.*                          3,893,794
 149,100 EMC Corp.*                                    9,915,150
  52,500 Hewlett-Packard Co.                           1,657,031
 106,700 International Business Machines Corp.         9,069,500
  29,100 Quantum Corp.*                                  387,394
   8,600 Siebel Systems, Inc.*                           581,575
                                                     -----------
                                                      52,229,864
                                                     -----------
         Cosmetics & Personal Care - 2.5%
  31,300 Clorox Co.                                    1,111,150
  27,100 Estee Lauder Cos., Inc., Class A              1,187,319
 192,700 Gillette Co.                                  6,961,287
 137,100 Procter & Gamble Co.                         10,753,781
                                                     -----------
                                                      20,013,537
                                                     -----------
         Electric Utilities - 2.7%
  27,900 Ameren Corp.                                  1,292,119
  31,500 Cinergy Corp.                                 1,106,437
  26,500 CMS Energy Corp.                                839,719
  31,900 Consolidated Edison, Inc.                     1,228,150
  32,300 DTE Energy Co.                                1,257,681
 128,300 Entergy Corp.                                 5,428,694
  11,600 Florida Power & Light Group Capital, Inc.       832,300
  23,100 GPU, Inc.                                       850,369
  36,900 NiSource, Inc.                                1,134,675
  61,100 PG&E Corp.                                    1,222,000
  20,400 Pinnacle West Capital Corp.                     971,550
  47,800 Progress Energy, Inc.                         2,351,162
  49,500 TXU Corp.                                     2,193,469
  21,200 Wisconsin Energy Corp.                          478,325
  25,100 Xcel Energy, Inc.                               729,469
                                                     -----------
                                                      21,916,119
                                                     -----------
         Electrical Equipment - 0.2%
  42,800 Eastman Kodak Co.                             1,685,250
     900 Emerson Electric Co.                             70,931
                                                     -----------
                                                       1,756,181
                                                     -----------
         Electronics - 4.2%
  73,900 Altera Corp.*                                 1,944,494
  30,500 Analog Devices, Inc.*                         1,561,219
  11,400 Broadcom Corp.*                                 957,600
   9,900 Cypress Semiconductor Corp.*                    194,906
  68,700 Gemstar-TV Guide International, Inc.*         3,168,787
 445,800 Intel Corp.(a)                               13,401,862
  23,900 Lattice Semiconductor Corp.*                    439,162
  44,400 Linear Technology Corp.                       2,053,500
  21,300 Maxim Integrated Products, Inc.*              1,018,406

                                                  Value
  Shares                                        (Note 2)
---------------------------------------------------------
         Electronics (continued)
  29,400 Micron Technology, Inc.*             $ 1,043,700
   9,300 PMC-Sierra, Inc.*                        731,212
  99,800 Texas Instruments, Inc.                4,728,025
  55,600 Xilinx, Inc.*                          2,564,550
                                              -----------
                                               33,807,423
                                              -----------
         Entertainment & Leisure - 0.1%
  46,000 Hasbro, Inc.                             488,750
  36,300 Mattel, Inc.                             524,172
                                              -----------
                                                1,012,922
                                              -----------
         Financial Services - 5.4%
  22,600 A.G. Edwards, Inc.                     1,072,087
  20,600 American Express Co.                   1,131,712
 510,511 Citigroup, Inc.                       26,067,968
  40,400 Countrywide Credit Industries, Inc.    2,030,100
  53,700 Fannie Mae                             4,658,475
  44,200 Freddie Mac                            3,044,275
  12,500 Household International, Inc.            687,500
  84,000 Providian Financial Corp.              4,830,000
  11,300 Stilwel Financial, Inc.                  445,644
                                              -----------
                                               43,967,761
                                              -----------
         Food Retailers - 0.5%
 153,000 Kroger Co.*                            4,140,562
                                              -----------
         Forest Products & Paper - 0.5%
  26,600 Georgia-Pacific Corp.                    827,925
  12,200 International Paper Co.                  497,912
  24,500 Kimberly-Clark Corp.                   1,731,905
  50,100 Smurfit-Stone Container Corp.*           748,369
   8,100 Temple Inland, Inc.                      434,363
                                              -----------
                                                4,240,474
                                              -----------
         Health Care Providers - 1.2%
 113,900 HCA - The Healthcare Corporation       5,012,739
 105,100 Tenet Healthcare Corp.                 4,670,381
                                              -----------
                                                9,683,120
                                              -----------
         Heavy Machinery - 1.9%
  73,200 Applied Materials, Inc.*               2,795,325
  53,100 Baker Hughes, Inc.                     2,206,969
  40,700 Caterpillar, Inc.                      1,925,619
  27,000 Cooper Cameron Corp.*                  1,783,688
  17,400 Deere & Co.                              797,138
  10,000 Dover Corp.                              405,625
  50,600 Ingersoll-Rand Co.                     2,118,875
  34,500 Parker-Hannifin Corp.                  1,522,313
   9,800 United Technologies Corp.                770,525
  27,800 W.W. Grainger, Inc.                    1,014,700
                                              -----------
                                               15,340,777
                                              -----------

         Home Construction, Furnishings & Appliances -
          0.1%
  21,400 Johnson Controls, Inc.                 1,112,800
                                              -----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                        Value
  Shares                                              (Note 2)
---------------------------------------------------------------
         Household Products - 1.2%
 114,200 Corning, Inc.                              $ 6,031,188
   8,200 Illinois Tool Works, Inc.                      488,413
  83,100 Rohm & Haas Co.                              3,017,569
                                                    -----------
                                                      9,537,170
                                                    -----------
         Industrial - Diversified - 5.6%
 706,300 General Electric Co.(a)                     33,858,256
 200,200 Tyco International, Ltd.                    11,111,100
                                                    -----------
                                                     44,969,356
                                                    -----------
         Insurance - 4.6%
   6,100 Aetna, Inc.*                                   250,481
  35,400 AFLAC, Inc.                                  2,555,438
  88,500 Allstate Corp.                               3,855,281
  29,100 AMBAC Financial Group, Inc.                  1,696,894
  52,000 American General Corp.                       4,238,000
  98,100 American International Group, Inc.           9,668,981
  41,200 AON Corp.                                    1,411,100
  27,200 CIGNA Corp.                                  3,598,560
  52,300 Hartford Financial Services Group, Inc.      3,693,688
  18,000 John Hancock Financial Services, Inc.          677,250
  26,000 Lincoln National Corp.                       1,230,125
  27,800 MBIA, Inc.                                   2,060,675
  19,500 Metlife, Inc.                                  682,500
  36,500 Torchmark Corp.                              1,402,969
                                                    -----------
                                                     37,021,942
                                                    -----------
         Lodging - 0.5%
  96,600 Hilton Hotels Corp.                          1,014,300
  41,100 Marriott International, Inc., Class A        1,736,475
  44,100 Starwood Hotels & Resorts Worldwide, Inc.    1,554,525
                                                    -----------
                                                      4,305,300
                                                    -----------
         Media - Broadcasting & Publishing - 2.6%
 153,500 Comcast Corp., Class A*                      6,408,625
  16,800 Gannett Co., Inc.                            1,059,450
   3,600 Knight-Ridder, Inc.                            204,750
   9,200 New York Times Co., Class A                    368,575
 129,000 Time Warner, Inc.                            6,738,960
 139,500 Viacom, Inc., Class B*                       6,521,625
                                                    -----------
                                                     21,301,985
                                                    -----------
         Medical Supplies - 2.2%
  37,600 Agilent Technologies, Inc.*                  2,058,600
  31,400 Becton, Dickinson & Co.                      1,087,225
 104,700 Boston Scientific Corp.*                     1,433,081
  23,100 C.R. Bard, Inc.                              1,075,594
  24,100 Eaton Corp.                                  1,812,019
  26,400 Guidant Corp.*                               1,423,950
 131,100 JDS Uniphase Corp.*                          5,465,231
  23,100 Medtronic, Inc.                              1,394,663
  28,900 St. Jude Medical, Inc.*                      1,775,544
                                                    -----------
                                                     17,525,907
                                                    -----------

                                                 Value
  Shares                                       (Note 2)
--------------------------------------------------------
         Metals - 0.7%
 128,000 Alcoa, Inc.                         $ 4,288,000
  26,500 Cooper Industries, Inc.               1,217,344
   3,500 Phelps Dodge Corp.                      195,344
                                             -----------
                                               5,700,688
                                             -----------
         Oil & Gas - 7.0%
   6,200 Amerada Hess Corp.                      452,988
  14,200 Anadarko Petroleum Corp.              1,009,336
 119,700 Chevron Corp.                        10,107,169
   3,200 Conoco, Inc., Class A                    91,600
   6,000 Devon Energy Corp.                      365,820
  15,200 Dynegy, Inc.                            852,150
 269,900 Exxon Mobil Corp.                    23,464,431
  86,000 Global Marine, Inc.*                  2,440,250
 222,200 Royal Dutch Petroleum Co.            13,456,988
  74,800 Texaco, Inc.                          4,646,950
                                             -----------
                                              56,887,682
                                             -----------
         Pharmaceuticals - 11.6%
  68,200 Abbott Laboratories                   3,303,438
  21,200 ALZA Corp., Class A*                    901,000
  97,400 American Home Products Corp.          6,189,770
  30,800 AMGEN, Inc.*                          1,969,275
 112,500 Bristol-Myers Squibb Co.              8,317,969
   6,800 Forest Laboratories, Inc.*              903,550
  13,600 Human Genome Sciences, Inc.*            942,650
  81,300 Johnson & Johnson                     8,541,581
  87,000 Lilly (Eli) & Co.                     8,096,438
 194,800 Merck & Co., Inc.                    18,238,150
 440,600 Pfizer, Inc.                         20,267,600
 115,900 Pharmacia Corp.                       7,069,900
 153,600 Schering-Plough Corp.                 8,716,800
                                             -----------
                                              93,458,121
                                             -----------
         Restaurants - 0.2%
  53,700 McDonald's Corp.                      1,825,800
                                             -----------
         Retailers - 3.2%
   6,100 Best Buy Co., Inc.*                     180,331
   7,800 eBay, Inc.*                             257,400
  65,100 Federated Department Stores, Inc.*    2,278,500
  57,200 May Department Stores Co.             1,873,300
 162,600 Target Corp.                          5,243,850
  60,600 TJX Cos., Inc.                        1,681,650
  13,500 Walgreen Co.                            564,469
 263,800 Wal-Mart Stores, Inc.                14,014,375
                                             -----------
                                              26,093,875
                                             -----------
         Securities Broker - 2.2%
  74,500 E*TRADE Group, Inc.*                    549,438
  72,000 Goldman Sachs and Co.                 7,699,500
  25,100 Lehman Brothers Holdings, Inc.        1,697,388
  98,500 Merrill Lynch & Co., Inc.             6,716,469

                       See Notes to Financial Statements.
--------------------------------------------

                         Select Growth and Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                            Value
    Shares                                                 (Note 2)
---------------------------------------------------------------------
            Securities Broker (continued)
     2,700  Morgan Stanley Dean Witter & Co.             $    213,975
    53,600  TD Waterhouse Group, Inc.*                        710,200
                                                         ------------
                                                           17,586,970
                                                         ------------
            Telephone Systems - 5.3%
   146,000  AT&T Corp.                                      2,527,625
    99,100  AT&T Corp. - Liberty Media Group, Class A*      1,344,044
    73,400  BellSouth Corp.                                 3,004,813
    87,800  Global Crossing Ltd.*                           1,256,638
    47,700  Level 3 Communications, Inc.*                   1,565,156
   188,700  Qwest Communications International, Inc.*       7,736,700
   255,400  SBC Communications, Inc.                       12,195,350
   132,000  Sprint Corp. (PCS Group)*                       2,697,750
   185,600  Verizon Communications                          9,303,200
   114,500  Worldcom, Inc.*                                 1,610,156
                                                         ------------
                                                           43,241,432
                                                         ------------
            Textiles, Clothing & Fabrics - 0.3%
    32,000  Jones Apparel Group, Inc.*                      1,030,000
    25,000  Nike, Inc., Class B                             1,395,313
                                                         ------------
                                                            2,425,313
                                                         ------------
            Transportation - 0.6%
    67,500  Burlington Northern Santa Fe Corp.              1,911,094
    15,600  C.H. Robinson Worldwide, Inc.                     490,425
    47,300  Union Pacific Corp.                             2,400,475
                                                         ------------
                                                            4,801,994
                                                         ------------

            Total Common Stocks                           805,528,328
                                                         ------------
            (Cost $806,873,397)

 Par Value
 ---------
 U.S. GOVERNMENT OBLIGATION - 0.2%

            U.S. Treasury Note - 0.2%
 1,305,000  5.63%, 02/28/01(a)                              1,304,644
                                                         ------------
            Total U.S. Government Obligation                1,304,644
                                                         ------------
            (Cost $1,297,454)

 Total Investments - 99.7%                                806,832,972
                                                         ------------
 (Cost $808,170,851)
 Net Other Assets and Liabilities - 0.3%                    2,429,414
                                                         ------------
 Total Net Assets - 100.0%                               $809,262,386
                                                         ============

------------------
*   Non-income producing security.
(a) Security has been deposited as initial margin on futures contracts. At December 31, 2000, the Portfolio's open futures contracts were as follows:

   Number
of Contracts     Contract       Expiration       Aggregate         Market Value at
 Purchased         Type            Date             Cost          December 31, 2000
------------     --------       ----------       ---------        -----------------
     10          S&P 500        March-2001       $3,452,450          $3,337,500
                                                 ==========          ==========

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $814,552,732. Net unrealized appreciation (depreciation) aggregated $(7,719,760), of which $91,345,645 related to appreciated investment securities and $(99,065,405) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $16,283,886 of capital losses attributable to Post-October losses.

At December 31, 2000, the Portfolio had a capital loss carryforward of $12,936,533 which expires in 2008.

Distributions from long-term capital gains for the year ended December 31, 2000 were $69,564,599.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $684,826,835 and $599,784,506 of non- governmental issuers, respectively, and $2,091,768 and $797,105 of U.S. Government and Agency issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $60,461,558. The value of collateral amounted to $61,903,944 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Income Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                   Moody's Ratings    Value
    Shares                                           (Unaudited)    (Note 2)
-----------------------------------------------------------------------------
 OPTIONS - 0.1%

            Options on Currency - 0.1%
    15,000  Eurodollar, Expires 09/17/01, Strike
            93.50                                                  $   16,125
                                                                   ----------

            Total Options                                              16,125
                                                                   ----------
            (Cost $10,305)

 Par Value
 ---------
 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 67.4%

            Fannie Mae - 24.5%
 $ 200,000  6.43%, 02/08/01(b)                           Aaa          198,642
 1,772,133  6.50%, 06/01/29 - 01/01/30                   Aaa        1,747,842
   330,000  6.50%, 01/01/31, TBA(a)                      Aaa          325,256
 1,777,218  7.50%, 12/01/29 - 08/01/30                   Aaa        1,802,497
                                                                   ----------
                                                                    4,074,237
                                                                   ----------
            Freddie Mac - 4.4%
   590,000  6.75%, 03/15/31                              Aaa          634,842
   100,000  7.00%, 01/01/31, TBA(a)                      Aaa          100,063
                                                                   ----------
                                                                      734,905
                                                                   ----------
            Ginnie Mae - 11.4%
    70,000  6.50%, 01/01/31, TBA(a)                      Aaa           69,234
 1,800,000  7.50%, 01/01/31, TBA(a)                      Aaa        1,829,250
                                                                   ----------
                                                                    1,898,484
                                                                   ----------
            U.S. Treasury Bond - 0.4%
    60,000  6.13%, 08/15/29                              Aaa           65,344
                                                                   ----------
            U.S. Treasury Inflationary Index -
             2.4%
   370,000  4.09%, 04/15/29                              Aaa          401,478
                                                                   ----------
            U.S. Treasury Note - 24.3%
 1,080,000  5.75%, 10/31/02 - 08/15/10                   Aaa        1,122,905
   280,000  5.88%, 11/15/04(c)                           Aaa          287,301
   345,000  6.25%, 05/15/30                              Aaa          385,160
 2,040,000  6.50%, 02/15/10(c)                           Aaa        2,232,682
                                                                   ----------
                                                                    4,028,048
                                                                   ----------

            Total U.S. Government and Agency
            Obligations                                            11,202,496
                                                                   ----------
            (Cost $10,846,214)
 CORPORATE NOTES AND BONDS - 22.8%
            Aerospace & Defense - 1.3%
    30,000  Lockheed Martin Corp.
            8.50%, 12/01/29                              Baa           34,044
   200,000  Raytheon Co.
            6.00%, 12/15/10                              Baa          187,182
                                                                   ----------
                                                                      221,226
                                                                   ----------

      Par                                         Moody's Ratings    Value
    Value                                           (Unaudited)    (Note 2)
----------------------------------------------------------------------------
          Automotive - 2.2%
 $100,000 Daimler Chrysler North America
          Holding Corp.(d)
          6.98%, 08/21/03                               A          $  99,170
  100,000 Ford Motor Credit Co.
          5.75%, 02/23/04                               A             96,798
  100,000 General Motors Acceptance Corp.
          7.75%, 01/19/10                               A            103,043
   75,000 Visteon Corp.
          8.25%, 08/01/10                               Baa           73,949
                                                                   ---------
                                                                     372,960
                                                                   ---------
          Banking - 1.8%
  100,000 Bank One North America Illinois(d)
          6.76%, 02/15/02                               Aa           100,009
   94,047 Bayview Capital Corp.(e)
          7.01%, 07/25/30                               Aaa           94,679
  100,000 Citigroup, Inc.
          7.63%, 08/16/05                               A            101,735
                                                                   ---------
                                                                     296,423
                                                                   ---------
          Beverages, Food & Tobacco - 2.3%
  100,000 Nabisco, Inc.
          7.55%, 06/15/15                               A             94,270
  100,000 Philip Morris Cos., Inc.
          7.75%, 01/15/27                               A             92,954
  100,000 RJ Reynolds Tobacco Holding
          7.75%, 05/15/06                               Baa           94,197
  100,000 Unilever NV
          6.88%, 10/24/02                               A            100,007
                                                                   ---------
                                                                     381,428
                                                                   ---------
          Chemicals - 0.6%
  100,000 E.I. Du Pont De Nemours
          6.50%, 01/15/28                               Aa            93,351
                                                                   ---------
          Commercial Services - 0.5%
  100,000 Waste Management, Inc.
          7.00%, 07/15/28                               Ba            84,513
                                                                   ---------
          Communications - 0.2%
   30,000 Motorola, Inc.
          7.63%, 11/15/10                               A             30,844
                                                                   ---------
          Electric Utilities - 1.5%
  150,000 Northwestern Corp.(e)
          7.41%, 09/23/02                               A            149,652
  100,000 PP&L Capital Funding, Inc.(d)
          7.54%, 09/03/02                               Baa          100,048
                                                                   ---------
                                                                     249,700
                                                                   ---------

                       See Notes to Financial Statements.
--------------------------------------------

                          Select Strategic Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

      Par                                            Moody's Ratings    Value
    Value                                              (Unaudited)    (Note 2)
-------------------------------------------------------------------------------
          Financial Services - 2.9%
 $100,000 CVRD Finance Ltd., Series 1A(e)
          7.45%, 10/15/07                                  Aaa       $   99,900
  200,000 IBJ Preferred Capital Company LLC(e)
          8.79%, 12/29/49                                  Baa          181,974
  200,000 Tokai Preferred Capital Company LLC(e)
          9.98%, 06/30/08                                  Baa          191,608
                                                                     ----------
                                                                        473,482
                                                                     ----------
          Media - Broadcasting & Publishing - 2.4%
  200,000 Continental Cablevision
          8.63%, 08/15/03                                  A            210,669
  200,000 News America Holdings, Inc.
          8.15%, 10/17/36                                  Baa          189,711
                                                                     ----------
                                                                        400,380
                                                                     ----------
          Metals - 0.1%
   30,000 Scotia Pacific Co. LLC
          7.71%, 01/20/14                                  Baa           21,146
                                                                     ----------
          Retailers - 1.5%
   40,000 Unilever Capital Corp.
          7.13%, 11/01/10                                  A             41,905
  100,000 Wal-Mart Stores, Inc.
          6.88%, 08/10/09                                  Aa           104,489
  100,000 Wal-Mart Stores, Inc.
          7.55%, 02/15/30                                  Aa           110,965
                                                                     ----------
                                                                        257,359
                                                                     ----------
          Securities Broker - 2.5%
  200,000 Goldman Sachs Group, Inc.
          7.63%, 08/17/05                                  A            208,175
  200,000 Lehman Brothers Holdings, Inc.
          8.25%, 06/15/07                                  A            209,827
                                                                     ----------
                                                                        418,002
                                                                     ----------
          Telephone Systems - 1.7%
   40,000 British Telecom, Plc
          8.13%, 12/15/10                                  A             40,541
   75,000 Koninklijke KPN NV(e)
          8.38%, 10/01/30                                  A             65,330
  200,000 MCI WorldCom, Inc.
          6.95%, 08/15/28                                  A            169,785
                                                                     ----------
                                                                        275,656
                                                                     ----------
          Transportation - 1.3%
  200,000 Union Pacific Corp.
          7.60%, 05/01/05                                  Baa          208,305
                                                                     ----------

          Total Corporate Notes And Bonds                             3,784,775
                                                                     ----------
          (Cost $3,719,902)

      Par                                           Moody's Ratings    Value
    Value                                             (Unaudited)    (Note 2)
------------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (f) -
  11.8%

 $290,189 Associates Manufactured Housing Pass
          Through, Series 1999-1, Class A(e)
          6.85%, 07/15/30                                 Aaa       $  289,917
  200,000 Conseco Finance Corp., CMO
          6.77%, 09/01/32                                 Aaa          200,000
  100,000 Contimortgage Home Equity Loan Trust,
          Series 1999-1, Class A5
          6.37%, 02/25/26                                 Aaa           96,373
  200,000 CS First Boston Mortgage Securities
          Corp., Series 1998-C1, Class A1B, CMO
          6.48%, 05/17/08                                 Aaa          201,058
   60,000 Dealer Auto Receivables Trust, Series
          2000-1, Class A2
          7.01%, 04/15/03                                 Aaa           60,489
  193,934 Embarcadero Aircraft
          Securitization Trust, Series 2000-A,
          Class A2(e)
          7.10%, 08/15/25                                 Aa           193,813
  170,000 Green Tree Financial Corp., Series
          1999-3, Class A, CMO
          6.16%, 02/01/31                                 Aaa          168,590
  100,000 Green Tree Home Improvement Loan Trust,
          Series 1996-D, Class H, CMO
          8.30%, 09/15/27                                 A            102,781
  100,000 LB-UBS Commercial Mortgage Trust,
          Series 2000-C3, CMO
          7.95%, 01/15/10                                 Aaa          109,665
  340,447 Residential Asset Securities
          Corporation, Series 2000, Class A
          6.85%, 09/25/31                                 Aaa          340,248
  100,000 UCFC Home Equity Loan, Series 1998-C,
          Class A7, CMO
          5.94%, 01/15/30                                 Aaa           97,330
   92,362 WFS Financial Owner Trust
          6.41%, 07/20/02                                 Aaa           92,390
                                                                    ----------
          Total Asset-Backed And Mortgage-Backed
          Securities                                                 1,952,654
                                                                    ----------
          (Cost $1,914,007)


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Select Strategic Income Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

      Par                                        Moody's Ratings    Value
    Value                                          (Unaudited)    (Note 2)
-----------------------------------------------------------------------------
 FOREIGN GOVERNMENT OBLIGATIONS - 3.2%

 $100,000 Quebec Province
          7.50%, 09/15/29                              A         $   107,663
  160,000 Republic of Poland
          6.00%, 10/27/14                              Baa           153,344
  225,000 United Mexican States
          11.50%, 05/15/26                             Baa           273,375
                                                                 -----------

          Total Foreign Government Obligations                       534,382
                                                                 -----------
          (Cost $524,833)

 Total Investments - 105.3%                                       17,490,432
                                                                 -----------
  (Cost $17,015,261)
 Net Other Assets and Liabilities - (5.3)%                          (873,140)
                                                                 -----------
 Total Net Assets - 100.0%                                       $16,617,292
                                                                 ===========

------------------
(a) All or part of security is designated as a Forward Commitment.
(b) Security has been deposited as initial margin on futures contracts. At December 31, 2000, the Portfolio's open futures contracts were as follows:

   Number
of Contracts        Contract         Expiration   Aggregate     Market Value at
 Purchased            Type              Date         Cost      December 31, 2000
------------        --------         ----------   ---------    -----------------
     12        U.S. 5 Year Note      March-2001   $1,223,305      $1,242,750
     1         U.S. 10 Year Note     March-2001      103,328         104,859
                                                  ----------      ----------
                                                  $1,326,633      $1,347,609
                                                  ==========      ==========
   Number
of Contracts        Contract         Expiration   Aggregate     Market Value at
    Sold              Type              Date         Cost      December 31, 2000
------------        --------         ----------   ---------    -----------------
     1         U.S. 10 Year Agency   March-2001   $   99,750      $   99,906
     7         U.S. Long Bond        March-2001      713,531         732,375
                                                  ----------      ----------
                                                  $  813,281      $  832,281
                                                  ==========      ==========

(c) Designated as Collateral on Forward Commitments.
(d) Variable rate security. The rate shown reflects rate in effect at December 31, 2000.
(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 2000, these secu-rities amounted to $1,266,873 or 7.6% of net assets.
(f) Pass Through Certificates.
CMO Collateralized Mortgage Obligation

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $17,019,187. Net unrealized appreciation (depreciation) aggregated $471,245, of which $499,408 related to appreciated investment securities and $(28,163) related to depreciated investment securities.

At December 31, 2000, the Portfolio had a capital loss carryforward of $11,181 which expires in 2008.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $12,731,617 and $5,942,178 of non-governmental issuers, respectively, and $43,579,835 and $33,418,683 of U.S. Government and Agency issuers, respectively.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

                          Moody's Rating (Unaudited)
                           Aaa          74.6%
                           Aa            3.4
                           A            11.6
                           Baa           9.8
                           Ba            0.5
                                      ------
                                        99.9%
                                      ======

Select Strategic Income Fund - Written Options

                          Principal Amount
                            of Contracts   Exercise Expiration
                          (000's omitted)   Price      Date     Value
                          ---------------- -------- ---------- -------
10 Yr Treasury Note Call        $ 2         $106.0   2/17/01   $ 1,187
10 Yr Treasury Note Call          3          102.0   2/17/01     9,094
10 Yr Treasury Note Call          4          104.0   2/17/01     6,062
Long Treasury Bond Call           2          102.0   2/17/01     6,062
Long Treasury Bond Call           3          104.0   2/17/01     2,391
Long Treasury Bond Put            4           98.0   2/17/01       250
Long Treasury Bond Put            4          102.0   2/17/01     1,688
                                                               -------
                                                               $26,734
                                                               =======

Select Strategic Income Fund Written Options Rollforward

                                  Puts                       Calls
                        -------------------------  -------------------------
                        Principal Amount           Principal Amount
                          of Contracts               of Contracts
                        (000's omitted)  Premiums  (000's omitted)  Premiums
                        ---------------- --------  ---------------- --------
Outstanding, beginning
 of period                    $ --       $    --         $ --       $     --
Options written                 34        18,456           37         17,861
Options closed                 (26)       (9,698)         (23)       (13,213)
                              ----       -------         ----       --------
Outstanding, end of
 period                       $  8       $ 8,758         $ 14       $  4,648
                              ====       =======         ====       ========

                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                              Moody's Ratings    Value
   Par Value                                    (Unaudited)    (Note 2)
-------------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (d) -
  26.4%
               Fannie Mae - 19.1%
 $12,566,622   6.00%, 05/01/01 - 08/01/29           Aaa       $12,268,685
  32,830,507   6.50%, 05/01/08 - 12/01/29           Aaa        32,421,623
  17,332,800   7.00%, 08/01/10 - 06/01/30           Aaa        17,418,702
      82,625   7.39%, 08/17/03                      Aaa            82,453
  13,559,968   7.50%, 01/01/07 - 05/01/30           Aaa        13,786,056
   1,632,207   8.00%, 04/01/09 - 04/01/23           Aaa         1,683,157
   4,400,000   8.13%, 08/15/19                      Aaa         5,687,326
     521,769   8.50%, 07/01/08 - 06/01/30           Aaa           535,470
   1,235,883   9.00%, 02/01/10 - 11/01/25           Aaa         1,289,445
      47,975   10.00%, 10/01/20 - 12/01/20          Aaa            52,407
                                                              -----------
                                                               85,225,324
                                                              -----------
               Freddie Mac - 1.7%
      54,638   6.50%, 06/01/04 - 08/01/04           Aaa            54,108
   5,463,430   7.50%, 12/01/29 - 11/01/30           Aaa         5,543,524
   1,197,637   7.90%, 07/01/16                      Aaa         1,277,635
     210,229   8.75%, 05/01/17                      Aaa           218,294
     399,893   9.50%, 03/01/01 - 02/01/21           Aaa           421,722
                                                              -----------
                                                                7,515,283
                                                              -----------
               Ginnie Mae - 5.6%
   7,122,376   6.50%, 09/15/08 - 02/15/29           Aaa         7,062,257
   7,945,350   7.00%, 05/15/23 - 04/15/28           Aaa         7,992,371
   7,938,905   8.00%, 08/15/22 - 09/15/29           Aaa         8,142,916
   1,349,863   9.00%, 08/15/16 - 12/15/17           Aaa         1,415,300
     419,512   9.50%, 02/15/06                      Aaa           447,003
                                                              -----------
                                                               25,059,847
                                                              -----------

               Total U.S. Government Agency
               Mortgage-Backed Obligations                    117,800,454
                                                              -----------
               (Cost $115,793,801)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 29.1%

               Fannie Mae - 10.2%
  10,965,052   6.00%, 05/15/08 - 02/01/29           Aaa        10,738,245
   7,235,690   6.50%, 09/01/10 - 10/01/29           Aaa         7,213,700
  15,942,924   7.00%, 07/15/05 - 12/01/30           Aaa        16,130,368
   1,355,000   7.40%, 10/30/14                      Aaa         1,433,001
   8,242,682   7.50%, 03/01/28 - 12/01/30           Aaa         8,358,247
   1,650,000   8.00%, 05/01/30                      Aaa         1,688,738
                                                              -----------
                                                               45,562,299
                                                              -----------
               Federal Home Loan Bank - 1.3%
   1,050,000   6.38%, 11/15/02                      Aaa         1,064,345
   2,840,000   6.50%, 11/15/05 - 11/18/13           Aaa         2,806,576
   1,965,000   6.52%, 11/18/13                      Aaa         1,888,907
                                                              -----------
                                                                5,759,828
                                                              -----------

                                                 Moody's Ratings    Value
  Par Value                                        (Unaudited)    (Note 2)
----------------------------------------------------------------------------
             Freddie Mac - 1.2%
 $2,025,000  5.75%, 03/15/09                           Aaa       $ 1,987,602
  2,975,000  5.88%, 04/23/04                           Aaa         2,952,393
    150,000  6.92%, 02/10/01                           Aaa           150,095
                                                                 -----------
                                                                   5,090,090
                                                                 -----------
             Ginnie Mae - 0.7%
  3,122,506  7.00%, 12/15/27                           Aaa         3,138,992
                                                                 -----------
             U.S. Treasury Bond - 10.0%
    500,000  5.25%, 02/15/29                           Aaa           480,078
  4,835,000  5.50%, 08/15/28                           Aaa         4,797,596
  3,645,000  6.25%, 08/15/23                           Aaa         3,941,936
 11,265,000  7.13%, 02/15/23                           Aaa        13,421,335
  3,215,000  7.25%, 05/15/16                           Aaa         3,784,865
  6,640,000  7.63%, 11/15/22                           Aaa         8,324,342
  3,075,000  8.13%, 05/15/21                           Aaa         4,015,298
  1,750,000  9.25%, 02/15/16                           Aaa         2,414,321
  2,100,000  11.25%, 02/15/15                          Aaa         3,281,741
                                                                 -----------
                                                                  44,461,512
                                                                 -----------
             U.S. Treasury Inflationary
             Index - 0.3%
  1,375,000  3.80%, 07/15/02                           Aaa         1,495,954
                                                                 -----------
             U.S. Treasury Note - 5.4%
  5,980,000  5.75%, 08/15/03 - 08/15/10                Aaa         6,192,192
  5,250,000  6.00%, 08/15/04 - 08/15/09                Aaa         5,487,394
 10,070,000  6.25%, 05/15/30 - 02/15/03                Aaa        10,976,653
  1,170,000  6.50%, 02/15/10                           Aaa         1,280,509
    235,000  6.75%, 05/15/05                           Aaa           250,135
                                                                 -----------
                                                                  24,186,883
                                                                 -----------

             Total U.S. Government and Agency
             Obligations                                         129,695,558
                                                                 -----------
             (Cost $125,302,364)

 CORPORATE NOTES AND BONDS - 26.6%

             Airlines - 0.4%
  1,300,000  AMR Corp., Debenture
             9.50%, 05/15/01                           Baa         1,304,958
    382,361  United Air Lines, Inc.
             9.30%, 03/22/08                           Baa           412,456
                                                                 -----------
                                                                   1,717,414
                                                                 -----------
             Automotive - 1.3%
     75,000  DaimlerChrysler North America
             Holding Corp.
             7.23%, 01/06/05                           Aaa            77,320
  2,625,000  DaimlerChrysler North America
             Holding Corp.
             7.40%, 01/20/05                           A           2,636,235

                       See Notes to Financial Statements.
                         ------------------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                Moody's Ratings   Value
  Par Value                                       (Unaudited)    (Note 2)
--------------------------------------------------------------------------
             Automotive (continued)
 $2,300,000  Ford Motor Co.
             7.37%, 07/15/04                          A         $2,370,994
    750,000  Ford Motor Credit Co.
             5.80%, 01/12/09                          A            678,269
                                                                ----------
                                                                 5,762,818
                                                                ----------
             Banking - 5.6%
  1,900,000  Abbey National, Plc, Yankee Bond
             6.70%, 06/29/49                          Aa         1,747,354
  1,000,000  Bank of America Corp.
             7.13%, 09/15/06                          Aa         1,024,073
  2,225,000  BSCH Issuance, Ltd.
             7.63%, 09/14/10                          A          2,268,668
  1,000,000  Centura Banks, Inc.
             6.50%, 03/15/09                          Baa          925,402
  2,000,000  Chase Manhattan Corp.
             6.38%, 02/15/08                          A          1,934,012
  2,000,000  Citigroup, Inc.
             7.25%, 10/01/10                          Aa         2,060,742
  1,000,000  Compass Trust I, Series A
             8.23%, 01/15/27                          A            855,231
    800,000  Firstar Corp.
             7.13%, 12/01/09                          A            809,103
    935,000  Household Finance Corp.
             8.00%, 05/09/05                          A            981,343
  1,750,000  MBNA Corp., Senior Notes, MTN
             6.96%, 09/12/02                          Baa        1,746,565
  1,000,000  Mellon Funding Corp.
             6.70%, 03/01/08                          A            994,823
  1,600,000  National Australia Bank
             8.60%, 05/19/10                          A          1,774,933
  1,090,000  National Westminster Bank
             7.75%, 04/29/49                          Aa         1,083,577
  1,775,000  Providian National Bank
             6.75%, 03/15/02                          Baa        1,772,662
    710,000  Suntrust Banks, Inc.
             7.75%, 05/01/10                          A            743,653
  1,000,000  U.S. Bancorp
             6.00%, 05/15/04                          A            988,015
  1,125,000  Wells Fargo Bank NA
             7.55%, 06/21/10                          Aa         1,190,656
  1,275,000  Wells Fargo Co.
             6.63%, 07/15/04                          Aa         1,292,698
    775,000  Wells Fargo Co.
             6.75%, 06/15/07                          Aa           778,144
                                                                ----------
                                                                24,971,654
                                                                ----------
             Beverages, Food & Tobacco - 0.5%
  2,000,000  Safeway, Inc.
             7.25%, 09/15/04                          Baa        2,053,006
                                                                ----------
             Commercial Services - 0.1%
    625,000  Waste Management, Inc.
             6.38%, 12/01/03                          Ba           604,668
                                                                ----------

                                                    Moody's Ratings   Value
 Par Value                                            (Unaudited)    (Note 2)
-----------------------------------------------------------------------------
            Communications - 0.2%
 $ 750,000  Clear Channel Communications, Inc.
            7.65%, 09/15/10                               Baa       $ 766,347
                                                                    ---------
            Computers & Information - 0.2%
   860,000  Hewlett-Packard Co.
            7.15%, 06/15/05                               Aa          888,409
                                                                    ---------
            Electric Utilities - 1.7%
 2,195,000  Connecticut Light & Power Co., First
            Mortgage, Series D
            7.88%, 10/01/24                               Baa       2,212,771
 1,135,000  Dominion Resources, Inc.
            7.60%, 07/15/03                               Baa       1,165,021
   915,000  Florida Power & Light
            6.88%, 12/01/05                               Aa          936,827
 1,000,000  Ohio Edison Co.
            7.38%, 09/15/02                               Baa       1,013,920
   945,000  Southern Cal Edison(a)
            7.20%, 11/03/03                               A           810,629
   580,000  Texas Utilities Co.
            7.38%, 10/01/25                               A           553,047
   800,000  Texas-New Mexico Power Co., Senior
            Note
            6.25%, 01/15/09                               Baa         723,184
                                                                    ---------
                                                                    7,415,399
                                                                    ---------
            Electrical Equipment - 0.1%
   450,000  Emerson Electric Co.
            7.88%, 06/01/05                               Aa          483,347
                                                                    ---------
            Electronics - 0.3%
 1,325,000  Raytheon Co.
            6.45%, 08/15/02                               Baa       1,319,799
                                                                    ---------
            Entertainment & Leisure - 0.7%
 1,800,000  Royal Caribbean Cruises, Ltd.
            6.75%, 03/15/08                               Baa       1,605,011
   675,000  Royal Caribbean Cruises, Ltd., Yankee
            Debenture
            7.50%, 10/15/27                               Baa         541,711
 1,185,000  Time Warner Cos., Inc.
            7.57%, 02/01/24                               Baa       1,185,033
                                                                    ---------
                                                                    3,331,755
                                                                    ---------
            Financial Services - 1.1%
 1,775,000  Goldman Sachs Group, Inc.
            7.50%, 01/28/05                               A         1,832,544
 1,500,000  Legg Mason, Inc., Senior Note
            6.50%, 02/15/06                               Baa       1,485,147
 1,750,000  Money Store, Inc., Senior Notes,
            Guaranteed
            8.05%, 04/15/02                               A         1,787,188
                                                                    ---------
                                                                    5,104,879
                                                                    ---------

                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                     Moody's Ratings   Value
 Par Value                                             (Unaudited)    (Note 2)
------------------------------------------------------------------------------
            Forest Products & Paper - 0.5%
 $ 900,000  Chesapeake Corp.
            7.20%, 03/15/05                                Ba        $ 823,176
 1,500,000  Tennessee Gas Pipeline Co., Debenture
            7.50%, 04/01/17                                Baa       1,498,941
                                                                     ---------
                                                                     2,322,117
                                                                     ---------
            Health Care Providers - 0.2%
 1,000,000  Allegiance Corp.
            7.30%, 10/15/06                                A         1,024,777
                                                                     ---------
            Home Construction, Furnishings &
            Appliances - 0.2%
   850,000  Pulte Corp., Senior Note
            7.00%, 12/15/03                                Baa         814,414
                                                                     ---------
            Industrial - Diversified - 0.8%
 1,620,000  General Electric Capital Corp.
            6.50%, 12/10/07                                Aaa       1,637,677
 1,725,000  General Electric Credit Corp.
            6.27%, 07/23/03                                Aaa       1,736,882
                                                                     ---------
                                                                     3,374,559
                                                                     ---------
            Insurance - 0.7%
    25,000  American General Corp.
            5.80%, 03/12/02                                A            24,885
 1,000,000  AON Capital Trust, Series A
            8.21%, 01/01/27                                A           929,733
 1,000,000  Conseco, Inc.
            6.80%, 06/15/05                                B           630,000
   725,000  Marsh & McLennan Cos., Inc.
            6.63%, 06/15/04                                A           731,687
   935,000  The MONY Group, Inc.
            7.45%, 12/15/05                                Baa         945,950
                                                                     ---------
                                                                     3,262,255
                                                                     ---------
            Media - Broadcasting & Publishing -
             2.2%
 1,250,000  Chancellor Media Corp.
            8.00%, 11/01/08                                Ba        1,257,813
 1,675,000  Cox Communications, Inc.
            6.69%, 09/20/04                                Baa       1,676,124
 1,110,000  Lenfest Communications, Inc.
            8.38%, 11/01/05                                Baa       1,187,456
 1,250,000  Liberty Media Group
            7.88%, 07/15/09                                Baa       1,231,181
 2,275,000  News America Holdings, Inc.
            7.38%, 10/17/08                                Baa       2,218,833
   500,000  Times Mirror Co.
            7.45%, 10/15/09                                A           516,468
 1,000,000  USA Networks, Inc.
            6.75%, 11/15/05                                Baa       1,007,143
   575,000  Westinghouse Electric Corp., Debenture
            8.38%, 06/15/02                                Baa         590,055
                                                                     ---------
                                                                     9,685,073
                                                                     ---------

                                                    Moody's Ratings   Value
  Par Value                                           (Unaudited)    (Note 2)
------------------------------------------------------------------------------
             Metals - 0.6%
 $2,500,000  USX Corp.
             9.80%, 07/01/01                              Baa       $2,533,763
                                                                    ----------
             Oil & Gas - 2.5%
    400,000  Coastal Corp.
             6.20%, 05/15/04                              Baa          395,247
  1,370,000  Coastal Corp.
             7.63%, 09/01/08                              Baa        1,423,840
  1,200,000  El Paso Energy Corp.
             6.75%, 05/15/09                              Baa        1,183,002
  2,035,000  Enron Corp.
             7.63%, 09/10/04                              Baa        2,110,026
    875,000  Enron Corp.
             7.88%, 06/15/03                              Baa          903,701
  1,700,000  Phillips Petroleum
             8.50%, 05/25/05                              Baa        1,838,808
  1,115,000  Tosco Corp.
             8.13%, 02/15/30                              Baa        1,200,897
    800,000  Union Pacific Resources Group, Inc.
             6.50%, 05/15/05                              Baa          800,388
  1,500,000  Valero Energy Corp., MTN
             7.50%, 05/31/01                              NR         1,499,895
                                                                    ----------
                                                                    11,355,804
                                                                    ----------
             Pharmaceuticals - 0.8%
  1,700,000  Merck & Co., Inc.
             5.76%, 05/03/37                              Aaa        1,698,722
    450,000  Merck & Co., Inc.
             6.40%, 03/01/28                              Aaa          437,275
  1,500,000  Watson Pharmaceuticals, Inc., Senior
             Note
             7.13%, 05/15/08                              Ba         1,404,569
                                                                    ----------
                                                                     3,540,566
                                                                    ----------
             Retailers - 0.9%
    800,000  CVS Corp.
             5.50%, 02/15/04                              A            777,227
  1,250,000  Federated Department Stores
             8.50%, 06/01/10                              Baa        1,305,714
  2,025,000  Meyer (Fred), Inc.
             7.45%, 03/01/08                              Baa        2,076,222
                                                                    ----------
                                                                     4,159,163
                                                                    ----------
             Securities Broker - 1.5%
  2,500,000  Bear Stearns Cos., Inc., Senior Note
             6.15%, 03/02/04                              A          2,451,495
  1,800,000  Morgan Stanley Dean Witter & Co.
             7.13%, 01/15/03                              Aa         1,830,992
  2,200,000  Morgan Stanley Dean Witter & Co.
             7.75%, 06/15/05                              Aa         2,311,756
                                                                    ----------
                                                                     6,594,243
                                                                    ----------

                       See Notes to Financial Statements.
                         ------------------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                 Moody's Ratings    Value
  Par Value                                        (Unaudited)    (Note 2)
----------------------------------------------------------------------------
             Telephone Systems - 3.0%
 $1,300,000  AT & T Corp.
             7.65%, 09/15/06                           Baa       $ 1,273,454
    935,000  British Telecom, Plc
             7.63%, 12/15/05                           A             946,165
  2,475,000  GTE California, Inc.
             6.70%, 09/01/09                           Aa          2,448,178
  1,225,000  LCI International, Inc.,
             Senior Note
             7.25%, 06/15/07                           Baa         1,238,623
    650,000  Sprint Capital Corp.
             5.70%, 11/15/03                           Baa           626,187
  1,825,000  Sprint Capital Corp.
             7.63%, 06/10/02                           Baa         1,847,730
    700,000  Telephone and Data Systems, Inc.
             7.00%, 08/01/06                           A             703,614
  1,575,000  US West Communications, Inc.
             6.38%, 10/15/02                           A           1,567,883
  1,450,000  Vodafone Group Plc
             7.63%, 02/15/05                           NR          1,493,142
  1,140,000  Vodafone Group, Plc
             7.75%, 02/15/10                           A           1,180,065
                                                                 -----------
                                                                  13,325,041
                                                                 -----------
             Transportation - 0.5%
  1,135,000  CSX Corp.
             6.25%, 10/15/08                           Baa         1,082,688
  1,200,000  CSX Corp.
             7.25%, 05/01/04                           Baa         1,215,475
                                                                 -----------
                                                                   2,298,163
                                                                 -----------

             Total Corporate Notes And Bonds                     118,709,433
                                                                 -----------
             (Cost $118,328,663)

 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (d) - 9.2%

  2,350,000  BankBoston RV Asset Backed Trust,
             Series 1997-1, Class A8, CMO
             6.54%, 02/15/09                           Aaa         2,363,395
  2,100,000  Bear Stearns Mortgage Securities,
             Inc., CMO
             7.06%, 06/15/09                           Aaa         2,187,188
    964,285  Bear Stearns Mortgage Securities,
             Inc., Series 1995-1, Class 1A
             6.45%, 05/25/10                           Aaa           957,911
    307,740  Carco Auto Loan Master Trust,
             Series 1997-1, Class A, CMO
             6.69%, 08/15/04                           Aaa           308,125
  1,575,000  Chase Credit Card Master Trust,
             Series 1997-5, Class A, CMO
             6.19%, 08/15/05                           Aaa         1,585,661
  1,300,000  Chase Credit Card Master Trust,
             Series 1999-3, Class B
             6.95%, 01/15/07                           A           1,336,478
    860,000  Citibank Credit Card Issuance
             Trust, Series 2000-Cl, CMO
             6.88%, 11/15/09                           Aaa           907,650

                                                     Moody's Ratings   Value
  Par Value                                            (Unaudited)    (Note 2)
-------------------------------------------------------------------------------
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (d) (continued)
 $3,129,995  COMM, Series 1999-1, Class A1, CMO
             6.15%, 02/15/08                               Aaa       $3,124,374
  1,000,000  Copelco Capital Funding Corp., Series
             1999-A, Class A4
             5.80%, 04/15/03                               Aaa          997,823
  2,500,000  Diversified REIT Trust, Series 1999-
             1A, Class A2(b)
             6.78%, 03/18/11                               Aaa        2,492,187
  1,084,668  DLJ Commercial Mortgage Corp., Series
             1998-CF2, Class A1A
             5.88%, 11/12/31                               Aaa        1,072,889
  1,645,264  Financial Asset Securitization, Inc.,
             Series 1999-1, Class A4, CMO(c)
             7.75%, 05/25/27                               AAA        1,663,235
  6,200,000  Ford Motor Credit Co.
             7.60%, 08/01/05                               A          6,366,123
    693,360  GMAC Commercial Mortgage Securities,
             Inc., Series 1996-C1, Class A2A, CMO
             6.79%, 09/15/03                               Aaa          697,808
    386,078  Green Tree Recreation Equipment &
             Consumer Trust, Series 1997-B, Class
             A1, CMO(c)
             6.55%, 07/15/28                               AAA          389,719
    387,260  Housing Securities, Inc.,
             Series 1994-2, Class A-1
             6.50%, 07/25/09                               Aaa          388,414
  2,000,000  MBNA Master Credit Card Trust, CMO
             6.60%, 12/15/06                               A          2,031,500
  1,782,840  Morgan Stanley Dean Witter & Co.(b)
             7.43%, 12/03/05                               Aaa        1,860,839
  2,500,000  Residential Funding Mortgage
             Securities I, Series 1999-S7,
             Class A11, CMO(c)
             6.50%, 03/25/29                               AAA        2,477,875
    136,429  Resolution Trust Corp., Series 1995-
             2, Class C-1
             7.45%, 05/25/29                               Baa          135,915
  1,100,000  Sithe/Independence Funding Corp.,
             Series A
             9.00%, 12/30/13                               Baa        1,220,890
    700,000  Southwest Gas Corp., Debenture,
             Series F
             9.75%, 06/15/02                               Baa          728,387
  2,000,000  Texas Utilities Electric Co.
             8.25%, 04/01/04                               A          2,102,798
  1,750,000  Toyota Auto Receivables Grantor
             Trust, CMO
             7.21%, 04/15/07                               Aaa        1,806,654
  1,575,000  WFS Financial Owner Trust,
             Series 1998-B, Class A4
             6.05%, 04/20/03                               Aaa        1,574,917
                                                                     ----------
             Total Asset-Backed And Mortgage-Backed Securities       40,778,755
                                                                     ----------
             (Cost $40,150,365)


                       See Notes to Financial Statements.
--------------------------------------------

  Select Investment Grade Income Fund (Formerly Investment Grade Income Fund)

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                             Moody's Ratings    Value
 Par Value                                     (Unaudited)     (Note 2)
-------------------------------------------------------------------------
 FOREIGN BONDS - 2.1%

 $ 500,000  Abitibi Consolidated, Inc.
            8.55%, 08/01/10                        Baa       $    502,824
   500,000  Abitibi Consolidated, Inc.
            8.85%, 08/01/30                        Baa            477,243
 2,000,000  Province Of Ontario
            7.38%, 01/27/03                        Aa           2,056,618
 1,500,000  Province Of Quebec
            5.75%, 02/15/09                        A            1,448,004
 1,300,000  Province Of Quebec
            8.80%, 04/15/03                        A            1,373,051
 2,575,000  Repsol International Finance
            7.45%, 07/15/05                        A            2,647,597
   975,000  Telefonica Europe BV
            7.75%, 09/15/10                        A              987,013
                                                             ------------
            Total Foreign Bonds                                 9,492,350
                                                             ------------
            (Cost $9,290,561)

 COMMERCIAL PAPER (e) - 4.6%

            Electric Utilities - 0.7%
 3,301,000  Boston Edison Co.
            6.58%, 01/26/01                        A            3,285,916
                                                             ------------

            Financial Services - 3.0%
 2,416,000  Fairway Finance Corp.
            6.75%, 01/12/01                        NR           2,411,017
 7,000,000  Household International, Inc.
            6.64%, 01/04/01                        A            6,996,127
 4,000,000  Sigma Finance Corp.
            6.69%, 01/16/01                        Aaa          3,988,850
                                                             ------------
                                                               13,395,994
                                                             ------------
            Forest Products & Paper - 0.4%
 1,600,000  Jefferson Smurfit Financial
            6.80%, 01/02/01                         NR          1,599,698
                                                             ------------
            Medical Supplies - 0.5%
 2,000,000  Baxter International, Inc.
            6.91%, 01/04/01                          A          1,998,849
                                                             ------------
            Total Commercial Paper                             20,280,457
                                                             ------------
            (Cost $20,280,457)
  Shares
 ---------
 INVESTMENT COMPANY - 0.8%

 3,673,873  Marshall Money Market Fund              NR          3,673,873
                                                             ------------
            Total Investment Company                            3,673,873
                                                             ------------
            (Cost $3,673,873)

 Total Investments - 98.8%                                    440,430,880
                                                             ------------
 (Cost $432,820,084)
 Net Other Assets and Liabilities - 1.2%                        5,177,758
                                                             ------------
 Total Net Assets - 100.0%                                   $445,608,638
                                                             ============

------------------
(a)  At February 7, 2001, security is rated Caa by Moody's.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold, in transactions exempt from registra-tion, to qualified institutional buyers. At December 31, 2000, these secu-rities amounted to $4,353,026 or 1.0% of net assets.
(c) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.
(d)  Pass Through Certificates.
(e)  Effective yield at time of purchase.
CMO  Collateralized Mortgage Obligation
MTN  Medium Term Note
REIT Real Estate Investment Trust

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $432,900,793. Net unrealized appreciation (depreciation) aggregated $7,530,087, of which $10,354,004 related to appreciated investment securities and $(2,823,917) related to depreciated investment securities.

For the period ended December 31, 2000, the Portfolio has elected to defer $399,934 of capital losses attributable to Post-October losses.

At December 31, 2000, the Portfolio had capital loss carryforwards which expire as follows: $4,163,750 in 2006; $2,899,898 in 2007; $7,307,950 in 2008.

Approximately $4,163,750 and $2,580,508 which will expire in 2006 and 2007, respectively, was acquired in the substitution and is available to offset future capital gains of the portfolio.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $93,328,541 and $129,499,645 of non-governmental issuers, respectively, and $419,686,265 and $374,554,286 of U.S. Government and Agency issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $42,199,413. The value of collateral amounted to $43,354,006 which consisted of cash equivalents.

The composition of ratings of both long-term and short-term debt holdings as a percentage of total value of investments in securities is as follows:

     Moody's Rating (Unaudited)    S&P Ratings (Unaudited)
   Aaa             63.4%           AAA              1.0%
   Aa               4.6                             ---
   A               14.4                             1.0%
   Baa             13.1                             ===
   Ba               0.9
   B                0.2
   NR (Not Rated)   2.4
                   ----
                   99.0%
                   ====


                       See Notes to Financial Statements.
                         ------------------------------------------------------

                              Government Bond Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                               Value
  Par Value                                                  (Note 2)
----------------------------------------------------------------------
 U.S. GOVERNMENT AGENCY MORTGAGE-BACKED OBLIGATIONS (a) -
  10.6%

             Fannie Mae - 4.8%
 $1,250,000  6.15%, 06/25/20                                $1,245,987
    599,251  6.50%, 05/01/08                                   603,213
    276,162  7.00%, 01/01/10 - 05/01/17                        280,332
     49,774  7.39%, 08/17/03                                    49,670
    508,792  7.50%, 03/01/07                                   520,207
    348,637  8.00%, 04/01/09 - 09/01/21                        359,161
    716,288  8.40%, 02/25/09                                   721,714
                                                            ----------
                                                             3,780,284
                                                            ----------
             Freddie Mac - 3.6%
  1,500,000  5.75%, 06/15/01                                 1,497,479
    509,663  6.50%, 06/01/04 - 06/01/23                        509,314
    189,373  7.50%, 02/01/07                                   193,224
    315,157  7.90%, 07/01/16                                   336,209
    159,845  8.00%, 09/01/09 - 06/01/19                        162,148
      5,506  9.50%, 03/01/01                                     5,533
    104,478  10.00%, 03/01/21                                  113,980
                                                            ----------
                                                             2,817,887
                                                            ----------
             Ginnie Mae - 2.2%
     55,802  6.50%, 06/15/09                                    56,369
  1,539,521  7.00%, 06/15/09 - 06/15/12                      1,571,313
    124,999  9.50%, 02/15/06                                   133,190
                                                            ----------
                                                             1,760,872
                                                            ----------
             Total U.S. Government Agency Mortgage-Backed
             Obligations                                     8,359,043
                                                            ----------
             (Cost $8,363,803)

 U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 77.0%

             Fannie Mae - 18.8%
  4,078,000  5.13%, 02/13/04                                 4,029,924
  1,425,000  6.18%, 03/15/01                                 1,424,776
  3,213,000  6.38%, 06/15/09                                 3,290,244
  3,500,000  6.63%, 01/15/02                                 3,530,600
  2,500,320  7.00%, 03/01/15                                 2,526,305
                                                            ----------
                                                            14,801,849
                                                            ----------
             Federal Farm Credit Bank - 5.5%
  1,125,000  5.72%, 02/04/03                                 1,126,114
  1,600,000  5.75%, 02/20/03                                 1,602,501
  1,550,000  6.65%, 08/08/03                                 1,586,529
                                                            ----------
                                                             4,315,144
                                                            ----------
             Federal Home Loan Bank - 9.5%
  1,500,000  5.25%, 04/25/02                                 1,492,422
  1,500,000  5.61%, 01/23/03                                 1,500,531
  1,350,000  6.19%, 05/06/08                                 1,370,966
  2,500,000  6.24%, 12/27/02                                 2,501,500
    550,000  6.55%, 03/07/05                                   566,356
                                                            ----------
                                                             7,431,775
                                                            ----------

                                                                       Value
  Par Value                                                          (Note 2)
------------------------------------------------------------------------------
             Freddie Mac - 12.7%
 $2,500,000  5.13%, 10/15/08                                        $2,365,343
    700,000  5.75%, 07/15/03                                           702,602
  1,500,000  5.95%, 01/19/06                                         1,512,146
  1,000,000  6.10%, 12/27/02                                         1,000,300
  1,300,000  6.25%, 07/15/04                                         1,323,137
  1,000,000  6.87%, 03/03/03                                         1,025,654
  2,000,000  7.14%, 05/25/19                                         2,019,714
                                                                    ----------
                                                                     9,948,896
                                                                    ----------
             U.S. Treasury Note - 23.7%
    750,000  5.25%, 08/15/03                                           751,888
  3,000,000  5.63%, 05/15/08                                         3,081,513
  5,000,000  5.75%, 08/15/10                                         5,240,235
  1,750,000  6.00%, 08/15/09                                         1,847,101
  1,000,000  6.13%, 08/15/07                                         1,052,734
  2,900,000  6.50%, 10/15/06                                         3,095,071
  1,000,000  6.59%, 02/15/01                                           991,762
  1,100,000  6.88%, 05/15/06                                         1,190,148
  1,100,000  10.75%, 08/15/05                                        1,349,305
                                                                    ----------
                                                                    18,599,757
                                                                    ----------
             U.S. Treasury Principal Only Strips (b) - 6.8%
  5,925,000  0.00%, 08/15/01 - 08/15/03                              5,359,419
                                                                    ----------
             Total U.S. Government and Agency
             Obligations                                            60,456,840
                                                                    ----------
             (Cost $59,480,118)
 ASSET-BACKED AND MORTGAGE-BACKED SECURITIES (a) - 10.6%

  1,250,000  American Express Credit Account Master Trust, Series
             1999-1, Class A 5.60%, 11/15/06                         1,242,075
  1,500,000  American Express Master Trust, Series 1998-1,
             Class A, CMO 5.90%, 04/15/04                            1,504,590
  1,500,000  Discover Card Master Trust I, Series 1998-2,
             Class A, CMO 5.80%, 09/16/03                            1,498,044
  1,000,000  Ford Credit Auto Owner Trust, Series 2000-D,
             Class A2 7.06%, 04/15/03                                1,005,380
  1,000,000  Ford Credit Auto Owner Trust, Series 2000-D,
             Class A3 7.15%, 12/15/03                                1,012,470
  1,000,000  Indymac Home Equity Loan Trust, Series 2000-C,
             Class AF3 7.24%, 09/25/25                               1,013,339
  1,000,000  NationsBank Corp., Series 1993-2, CMO
             6.00%, 12/15/05                                         1,006,000
                                                                    ----------

             Total Asset-Backed And Mortgage-Backed Securities       8,281,898
                                                                    ----------
             (Cost $8,188,629)


                       See Notes to Financial Statements.
--------------------------------------------

                              Government Bond Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                         Value
  Shares                               (Note 2)
-------------------------------------------------
 INVESTMENT COMPANY - 0.5%

 416,887 Marshall Money Market Fund   $   416,887
                                      -----------

         Total Investment Company         416,887
                                      -----------
         (Cost $416,887)

 Total Investments - 98.7%             77,514,668
                                      -----------
 (Cost $76,449,437)
 Net Other Assets and Liabilities -
  1.3%                                  1,016,753
                                      -----------
 Total Net Assets - 100.0%            $78,531,421
                                      ===========

------------------
(a)  Pass Through Certificates.
(b) Principal only securities represent the right to receive monthly principal payments; no payments of interest are passed through to the "principal only" holder.
CMO  Collateralized Mortgage Obligation

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $76,466,968. Net unrealized appreciation (depreciation) aggregated $1,047,700, of which $1,488,905 related to appreciated investment securities and $(441,205) related to depreciated investment securities.

At December 31, 2000, the Portfolio had a capital loss carryforwards which expire as follows: $1,176,161 in 2002; $515,322 in 2003; $461,593 in 2004;
$64,602 in 2005; $307,677 in 2007; $1,526,683 in 2008.

OTHER INFORMATION

For the year ended December 31, 2000, the aggregate cost of purchases and the proceeds of sales, other than from short-term investments, included $3,955,292 and $2,297,215 of non-governmental issuers, respectively, and $36,958,252 and $47,423,426 of U.S. Government and Agency issuers, respectively.

At December 31, 2000, the value of the securities loaned amounted to $12,600,431. The value of collateral amounted to $12,930,377 which consisted of cash equivalents.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                               Money Market Fund

                  PORTFOLIO OF INVESTMENTS . December 31, 2000
--------------------------------------------------------------------------------

                                                              Value
  Par Value                                                 (Note 2)
---------------------------------------------------------------------
 U.S. GOVERNMENT AND AGENCY OBLIGATION (c) - 0.2%

             Federal Farm Credit Bank - 0.2%
 $1,000,000  6.36%, 05/07/01                               $1,000,000
                                                           ----------

             Total U.S. Government and Agency Obligation    1,000,000
                                                           ----------
             (Cost $1,000,000)

 CORPORATE NOTES - 49.9%

             Aerospace & Defense - 0.7%
  3,000,000  Textron Financial Corp.(a)
             7.01%, 10/26/01                                3,004,538
                                                           ----------
             Automotive - 2.6%
  4,000,000  American Honda Finance(a)
             6.69%, 02/16/01                                3,999,944
  5,000,000  General Motors Acceptance Corp., MTN
             6.80%, 04/17/01                                4,993,154
  3,000,000  Paccar Financial Corp., MTN
             6.08%, 05/15/01                                2,986,439
                                                           ----------
                                                           11,979,537
                                                           ----------
             Banking - 13.8%
 11,500,000  African Development Bank
             7.75%, 12/15/01                               11,613,669
  2,500,000  African Development Bank
             8.73%, 05/01/01                                2,511,877
  5,000,000  Bank One NA Illinois
             6.80%, 09/14/01                                4,999,299
 10,000,000  First Tennessee Bank(a)
             6.67%, 08/02/01                               10,000,000
 10,000,000  First Union National Bank(a)
             6.71%, 07/27/01                                9,999,881
  5,000,000  Firstar Corp.
             6.35%, 07/13/01                                4,984,303
  1,100,000  Firstar Corp.
             9.38%, 05/15/01                                1,109,107
 10,000,000  National City Bank of Cleveland
             6.98%, 08/02/01                                9,997,782
  5,000,000  PNC Funding Corp.
             9.88%, 03/01/01                                5,022,517
  3,000,000  USL Capital Corp., MTN
             7.05%, 05/14/01                                3,002,660
                                                           ----------
                                                           63,241,095
                                                           ----------
             Financial Services - 26.1%
 20,000,000  Abacas Investment, Ltd.(a)
             6.65%, 09/25/01                               20,000,000
 19,000,000  Asset Backed Capital Financial(a)
             6.72%, 11/19/01                               19,000,000
 10,000,000  Countrywide Home Loans(a)
             6.89%, 10/03/01                               10,000,000
 10,000,000  Countrywide Home Loans, MTN(a)
             6.77%, 05/22/01                                9,999,059
  1,000,000  Household Finance Corp., MTN(a)
             6.65%, 06/21/01                                1,000,333

                                                                 Value
   Par Value                                                   (Note 2)
-------------------------------------------------------------------------
               Financial Services (continued)
 $13,000,000   Household Finance Corp., MTN(a)
               6.74%, 10/16/01                                $13,000,000
   5,000,000   Household International Finance, Inc.(a)
               6.73%, 12/07/01                                  5,000,000
  10,000,000   Links Finance LLC(a)
               6.62%, 03/30/01                                  9,999,275
  10,000,000   Links Finance LLC, MTN(b)
               7.00%, 06/04/01                                 10,000,000
   6,500,000   Prudential Funding LLC, MTN(a)
               6.76%, 09/13/01                                  6,507,248
  10,000,000   Sigma Finance, Inc.(a)
               6.41%, 03/30/01                                 10,000,000
   5,000,000   Syndicated Loan Fund Trust(a)
               6.55%, 03/30/01                                  5,000,000
                                                              -----------
                                                              119,505,915
                                                              -----------
               Insurance - 0.8%
   3,500,000   Transamerica Finance Corp.
               6.13%, 11/01/01                                  3,481,581
                                                              -----------
               Securities Broker - 5.9%
   5,000,000   Bear Stearns Cos., Inc.(a)
               6.76%, 02/02/01                                  5,000,000
   1,300,000   Goldman Sachs and Co.(b)
               5.56%, 01/11/01                                  1,300,656
   1,000,000   Merrill Lynch & Co., Inc.
               6.98%, 08/07/01                                  1,004,261
   4,934,553   Merrill Lynch Mortgage Investors, Inc.
               6.68%, 11/27/01                                  4,934,553
  10,000,000   Morgan Stanley Dean Witter & Co.(a)
               6.74%, 08/15/01                                 10,000,000
   5,000,000   Paine Webber Group, Inc.(a)
               6.82%, 04/05/01                                  5,000,000
                                                              -----------
                                                               27,239,470
                                                              -----------
               Total Corporate Notes                          228,452,136
                                                              -----------
               (Cost $228,452,136)

 COMMERCIAL PAPER (c) - 26.3%

               Advertising - 2.8%
   3,000,000   Omnicom Capital, Inc.
               6.65%, 02/07/01                                  2,980,050
  10,000,000   Omnicom Capital, Inc.
               6.75%, 01/31/01                                  9,943,750
                                                              -----------
                                                               12,923,800
                                                              -----------
               Banking - 3.3%
  15,000,000   Barclays U.S. Funding Corp.
               7.25%, 01/02/01                                 14,996,979
                                                              -----------
               Education - 1.1%
   4,830,000   Massachusetts College of Pharmacy and Allied
               Health
               6.54%, 02/05/01                                  4,799,289
                                                              -----------

                       See Notes to Financial Statements.
--------------------------------------------

                               Money Market Fund

            PORTFOLIO OF INVESTMENTS, Continued . December 31, 2000
--------------------------------------------------------------------------------

                                                            Value
   Par Value                                              (Note 2)
--------------------------------------------------------------------
               Electric Utilities - 3.5%
 $16,000,000   Oglethorpe Power Corp.
               6.85%, 01/31/01                           $15,908,667
                                                         -----------
               Financial Services - 1.3%
   1,151,000   Franklin Resources, Inc.
               6.55%, 01/29/01                             1,145,136
   5,000,000   High Peak Funding LLC
               6.04%, 06/29/01                             4,850,678
                                                         -----------
                                                           5,995,814
                                                         -----------
               Heavy Machinery - 0.2%
   1,150,000   Cooperative Association Tractor Dealers
               6.00%, 06/20/01                             1,117,417
                                                         -----------
               Industrial - 2.2%
  10,301,000   Invensys, Plc
               6.53%, 02/05/01                            10,235,603
                                                         -----------
               Real Estate - 1.1%
   5,000,000   Weyerheuser Real Estate(b)
               7.15%, 01/26/01                             4,975,174
                                                         -----------
               Securities Broker - 4.1%
   6,000,000   Bear Stearns Cos., Inc.
               6.89%, 02/12/01                             5,951,769
  13,000,000   Donaldson, Lufkin & Jenerette, Inc.
               6.50%, 04/09/01                            12,769,972
                                                         -----------
                                                          18,721,741
                                                         -----------
               Telephone Systems - 6.7%
  10,000,000   AT&T Capital Corp.
               7.20%, 02/20/01                             9,900,000
   5,000,000   AT&T Corp.
               7.27%, 06/14/01                             5,000,000
  12,000,000   France Telecom
               6.52%, 03/27/01                            11,815,267
   3,860,000   Qwest Corp.
               6.65%, 01/12/01                             3,852,157
                                                         -----------
                                                          30,567,424
                                                         -----------

               Total Commercial Paper                    120,241,908
                                                         -----------
               (Cost $120,241,908)

 CERTIFICATES OF DEPOSIT - 8.1%
  15,000,000   Associated Bank of Illinois
               6.86%, 09/14/01                            14,998,005
   2,000,000   Dresdner Bank NY
               6.99%, 07/13/01                             2,007,159
  20,000,000   Goldman Sachs Group, Inc.
               6.75%, 01/29/01                            20,000,000
                                                         -----------
               Total Certificates Of Deposit              37,005,164
                                                         -----------
               (Cost $37,005,164)

                                                                   Value
           Par Value                                              (Note 2)
----------------------------------------------------------------------------
 MUNICIPAL OBLIGATIONS - 2.2%

 $        10,000,000       California Housing Finance Agency,
                           Revenue Bond(a)
                           6.65%, 08/01/31                      $ 10,000,000
                                                                ------------
                           Total Municipal Obligations            10,000,000
                                                                ------------
                           (Cost $10,000,000)

       Shares
 -------------------
 INVESTMENT COMPANIES - 3.9%

           1,211,741       Provident Temp Fund                     1,211,741
          16,853,152       Scudder Institutional Money Market
                           Fund                                   16,853,152
                                                                ------------
                           Total Investment Companies             18,064,893
                                                                ------------
                           (Cost $18,064,893)
 Total Investments - 90.6%                                       414,764,101
                                                                ------------
 (Cost $414,764,101)
 Net Other Assets and Liabilities - 9.4%                          43,147,700
                                                                ------------
 Total Net Assets - 100.0%                                      $457,911,801
                                                                ============

------------------
(a) Variable rate security. The rate shown reflects rate in effect at December 31, 2000.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, to qualified institutional buyers. At December 31, 2000, these securities amounted to $16,275,830 or 3.6% of net assets. Pass Through Certificates.
(c) Effective yield at time of purchase. U.S. currency denominated.
MTN Medium Term Note

FEDERAL INCOME TAX INFORMATION (SEE NOTE 2)

At December 31, 2000, the aggregate cost of investment securities for tax pur-poses was $414,764,101.

For the period ended December 31, 2000, the Portfolio has elected to defer $5,282 of capital losses attributable to Post-October losses.

At December 31, 2000, the Portfolio had a capital loss carryforwards which expire as follows: $347 in 2002; $144 in 2003; $35,977 in 2004; $8,154 in 2005;
$52,338 in 2006; $96,563 in 2008.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                      [This Page Intentionally Left Blank]

--------------------------------------------

                           Allmerica Investment Trust

      STATEMENTS OF ASSETS AND LIABILITIES (in 000's) . December 31, 2000
--------------------------------------------------------------------------------

                             Select      Select         Select            Select          Select
                            Emerging   Aggressive       Capital      Value Opportunity International
                          Markets Fund Growth Fund Appreciation Fund       Fund         Equity Fund
----------------------------------------------------------------------------------------------------
ASSETS:
Investments:
 Investments at cost....   $  59,651   $  983,268     $  410,557        $  334,727      $  603,845
 Net unrealized
  appreciation
  (depreciation)........     (13,594)    (139,753)        96,320            53,555          68,378
                           ---------   ----------     ----------        ----------      ----------
   Total investments at
  value+................      46,057      843,515        506,877           388,282         672,223
Cash and foreign
 currency*..............       3,362       21,231             13            10,733          22,389
Short-term investments
 held as collateral for
 securities loaned......       6,850      125,703        121,474            26,117          74,980
Receivable for
 investments sold.......          --           --          6,834             2,028              --
Receivable for shares
 sold...................           1           --             92                13              --
Interest and dividend
 receivables............         117          152             94               567             592
Receivable for variation
 margin.................          --           --             --                --              --
Receivable for expense
 reimbursement..........          --           --             --                --              --
Net unrealized
 appreciation on forward
 currency contracts.....          --           --             --                --             564
Dividend tax reclaim
 receivables............          --           --             --                --             415
Prepaid insurance
 expense................          --           --             --                --              --
                           ---------   ----------     ----------        ----------      ----------
   Total Assets.........      56,387      990,601        635,384           427,740         771,163
                           ---------   ----------     ----------        ----------      ----------
LIABILITIES:
Payable for investments
 purchased..............         120           --          2,782             3,741           1,252
Collateral for
 securities loaned......       6,850      125,703        121,474            26,117          74,980
Advisory fee payable....          56          577            367               278             506
Trustees' fees and
 expenses payable.......          --            2              4                 3               3
Net unrealized
 depreciation on forward
 currency contracts.....          35           --             --                --              --
Payable for shares
 repurchased............         437        5,418            201                 5          15,171
Payable for variation
 margin.................          --           --             --                --              --
Written options
 outstanding, at
 value**................          --           --             --                --              --
Accrued expenses and
 other payables.........         103          142             73                55             123
                           ---------   ----------     ----------        ----------      ----------
   Total Liabilities....       7,601      131,842        124,901            30,199          92,035
                           ---------   ----------     ----------        ----------      ----------
NET ASSETS..............   $  48,786   $  858,759     $  510,483        $  397,541      $  679,128
                           =========   ==========     ==========        ==========      ==========
NET ASSETS consist of:
Paid-in capital.........   $  63,447   $  861,304     $  382,869        $  300,712      $  510,009
Undistributed
 (distribution in excess
 of) net investment
 income (loss)..........          (7)          --             --             2,475           7,567
Accumulated
 (distribution in excess
 of) net realized gain
 (loss) on investments
 sold, foreign currency
 transactions, written
 option transactions and
 futures contracts......      (1,023)     137,208         31,294            40,799          92,642
Net unrealized
 appreciation
 (depreciation) of
 investments, assets and
 liabilities in foreign
 currency, written
 option contracts and
 futures contracts......     (13,631)    (139,753)        96,320            53,555          68,910
                           ---------   ----------     ----------        ----------      ----------
TOTAL NET ASSETS........   $  48,786   $  858,759     $  510,483        $  397,541      $  679,128
                           =========   ==========     ==========        ==========      ==========
Shares of beneficial
 interest outstanding
 (unlimited
 authorization, no par
 value) (in 000's)......      61,816      405,733        240,516           203,083         381,239
NET ASSET VALUE,
Offering and redemption
 price per share
 (Net Assets/Shares
 Outstanding)...........   $   0.789   $    2.117     $    2.122        $    1.958      $    1.781
                           =========   ==========     ==========        ==========      ==========
+ Total value of
 securities on loan.....   $   6,546   $  122,377     $  118,991        $   25,302      $   71,006
                           =========   ==========     ==========        ==========      ==========

------------------------------------
* Cost $3,364 and $22,365 for Select Emerging Markets Fund and Select Inter-national Equity Fund, respectively.
**  Premiums of $13 for the Select Strategic Income Fund.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

      Select       Select      Core    Equity  Select Growth      Select           Select      Government  Money
      Growth      Strategic   Equity   Index    and Income   Strategic Income Investment Grade    Bond     Market
       Fund      Growth Fund   Fund     Fund       Fund            Fund         Income Fund       Fund      Fund
-------------------------------------------------------------------------------------------------------------------


  $  920,004      $ 47,803   $890,464 $487,057   $808,171        $17,015          $432,820      $76,449   $414,764
     120,447       (13,095)    22,161  110,307     (1,338)           475             7,611        1,065         --
  ----------      --------   -------- --------   --------        -------          --------      -------   --------
   1,040,451        34,708    912,625  597,364    806,833         17,490           440,431       77,514    414,764
           2         3,468     10,805        5      2,285          1,258                12           65         65
      69,580            --     28,099   30,392     61,904             --            43,354       12,930         --
      19,838           267     15,323    1,591      1,858            100                18           11         --
          --            --         --      189         --             --                40           22     46,649
         711            15        724      502        912            209             5,354          991      4,423
          --            --         --       --         --              3                --           --         --
          --            --         --       --         --              5                --           --         --
          --            --         --       --         --             --                --           --         --
          --            --         15        9         12             --                --           --         --
          --            --         --       --         --             --                 1           --         --
  ----------      --------   -------- --------   --------        -------          --------      -------   --------
   1,130,582        38,458    967,591  630,052    873,804         19,065           489,210       91,533    465,901
  ----------      --------   -------- --------   --------        -------          --------      -------   --------

      17,486           593     13,850       70      1,864          2,400                --           --      7,831
      69,580            --     28,099   30,392     61,904             --            43,354       12,930         --
         689            27        421      141        465              9               158           33        115
           4             1          1        3          5             --                 6           --         --
          --            --         --       --         --             --                --           --         --
       2,455           295        207       71        156              4                37           17         --
          --            --         --       27         45             --                --           --         --
          --            --         --       --         --             27                --           --         --
         131            20        109       82        103              8                46           22         43
  ----------      --------   -------- --------   --------        -------          --------      -------   --------
      90,345           936     42,687   30,786     64,542          2,448            43,601       13,002      7,989
  ----------      -------    -------- --------   --------        -------          --------      -------   --------
  $1,040,237      $ 37,522   $924,904 $599,266   $809,262        $16,617          $445,609      $78,531   $457,912
  ==========      ========   ======== ========   ========        =======          ========      =======   ========

  $  885,123      $ 54,170   $723,514 $461,584   $846,182        $16,174          $452,918      $81,535   $458,111
          --            --          8        9         20            (11)              (68)          --         --
      34,667        (3,553)   179,221   27,384    (35,487)           (10)          (14,852)      (4,069)      (199)
     120,447       (13,095)    22,161  110,289     (1,453)           464             7,611        1,065         --
  ----------      --------   -------- --------   --------        -------          --------      -------   --------
  $1,040,237      $ 37,522   $924,904 $599,266   $809,262        $16,617          $445,609      $78,531   $457,912
  ==========      ========   ======== ========   ========        =======          ========      =======   ========
     469,885        54,899    343,989  181,666    566,561         16,140           410,135       74,727    458,113

  $    2.214      $  0.683   $  2.689 $  3.299   $  1.428        $ 1.030          $  1.086      $ 1.051   $  1.000
  ==========      ========   ======== ========   ========        =======          ========      =======   ========
  $   67,554      $     --   $ 27,306 $ 29,434   $ 60,462        $    --          $ 42,199      $12,600   $     --
  ==========      ========   ======== ========   ========        =======          ========      =======   ========

--------------------------------------------

                           Allmerica Investment Trust

   STATEMENTS OF OPERATIONS (in 000's) . For the Year Ended December 31, 2000
--------------------------------------------------------------------------------


                           Select      Select       Select      Select
                          Emerging   Aggressive    Capital       Value       Select
                           Markets     Growth    Appreciation Opportunity International
                            Fund        Fund         Fund        Fund      Equity Fund
---------------------------------------------------------------------------------------
INVESTMENT INCOME
 Interest...............  $     182  $   1,597    $   1,043   $      613   $    1,627
 Dividends..............        885      1,940        1,418        4,830       11,671
 Securities lending
  income................          5        365          197           33          204
 Less net foreign taxes
  withheld..............       (293)        --           (7)          --       (1,336)
                          ---------  ---------    ---------   ----------   ----------
 Total investment
  income................        779      3,902        2,651        5,476       12,166
                          ---------  ---------    ---------   ----------   ----------
EXPENSES
 Investment advisory
  fees..................        768      8,216        4,219        3,050        6,150
 Custodian and Fund
  accounting fees.......        251        298          163           87          581
 Legal fees.............          1         23           13            8           16
 Audit fees.............          2         44           25           18           30
 Trustees' fees and
  expenses..............          2         31           17           12           21
 Reports to
  shareholders..........         44        167           98           78          108
 Miscellaneous..........          6         12            4            5           17
                          ---------  ---------    ---------   ----------   ----------
 Total expenses before
  reimbursements and
  reductions............      1,074      8,791        4,539        3,258        6,923
 Less reductions........        (28)      (237)         (46)        (257)         (90)
 Less expense
  reimbursements........         --         --           --           --           --
                          ---------  ---------    ---------   ----------   ----------
 Total expenses net of
  expense reimbursements
  and reductions........      1,046      8,554        4,493        3,001        6,833
                          ---------  ---------    ---------   ----------   ----------
NET INVESTMENT INCOME
 (LOSS).................       (267)    (4,652)      (1,842)       2,475        5,333
                          ---------  ---------    ---------   ----------   ----------
NET REALIZED AND
 UNREALIZED GAIN (LOSS)
 ON INVESTMENTS:
 Net realized gain
  (loss) on investments
  sold..................      1,023    141,861       33,963       42,058       92,642
 Net realized gain
  (loss) on futures
  contracts.............         --         --           --           --           --
 Net realized gain
  (loss) on foreign
  currency
  transactions..........        (90)        --           --           --        1,782
 Net realized loss on
  written options
  contracts.............         --         --           --           --           --
 Net change in
  unrealized
  appreciation
  (depreciation) of
  investments, written
  options contracts and
  futures contracts.....    (26,614)  (415,367)      (2,083)      50,775     (162,120)
 Net change in
  unrealized
  appreciation
  (depreciation) of
  assets and liabilities
  in foreign currency...        (30)        --           --           --        1,499
                          ---------  ---------    ---------   ----------   ----------
NET GAIN (LOSS) ON
 INVESTMENTS............    (25,711)  (273,506)      31,880       92,833      (66,197)
                          ---------  ---------    ---------   ----------   ----------
NET INCREASE (DECREASE)
 IN NET ASSETS RESULTING
 FROM OPERATIONS........  $ (25,978) $(278,158)   $  30,038   $   95,308   $  (60,864)
                          =========  =========    =========   ==========   ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

                                                                                     Select
     Select        Select      Core     Equity   Select Growth      Select      Investment Grade Government  Money
     Growth       Strategic   Equity    Index     and Income   Strategic Income      Income         Bond    Market
      Fund       Growth Fund   Fund      Fund        Fund            Fund             Fund          Fund     Fund
--------------------------------------------------------------------------------------------------------------------
                                                                                    $
   $   2,768     $     188  $   1,156  $    342   $   1,111        $   496          $23,470       $ 4,785   $27,603
       6,144            90      8,724     7,466      11,159             --               --            --        --
         204            --        143        60          89             --               52            32        --
         (30)           (2)        (7)      (25)        (57)            --               --            --        --
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
       9,086           276     10,016     7,843      12,302            496           23,522         4,817    27,603
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------

       9,199           328      4,684     1,795       5,852             47            1,413           389     1,101
         353            75        308       226         289             31              116            62       105
          29             1         24        16          21             --                8             2        10
          50             7         42        29          38              1               12             2        26
          37             1         30        21          29             --               14             2        13
         120            30        132        85         116              4               67            19        64
          26            --         20        23          16             --                3             1        11
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
       9,814           442      5,240     2,195       6,361             83            1,633           477     1,330
        (184)          (18)      (593)      (70)         (1)            --               --            --        --
          --            --         --        --          --             (5)              --            --        --
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
       9,630           424      4,647     2,125       6,360             78            1,633           477     1,330
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
        (544)         (148)     5,369     5,718       5,942            418           21,889         4,340    26,273
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
      34,885        (2,429)   182,250    31,004     (31,616)             8           (7,322)       (1,357)     (102)
          --            --         --      (626)     (1,920)             3               --            --        --
          --            --         --        --          --             --               --            --        --
          --            --         --        --          --             (9)              --            --        --
    (259,274)      (16,243)  (285,585)  (95,093)    (68,785)           464           17,454         4,330        --
          --            --         --        --          --             --               --            --        --
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------
    (224,389)      (18,672)  (103,335)  (64,715)   (102,321)           466           10,132         2,973      (102)
   ---------     ---------  ---------  --------   ---------        -------          -------       -------   -------

   $(224,933)    $ (18,820) $ (97,966) $(58,997)  $ (96,379)       $   884          $32,021       $ 7,313   $26,171
   =========     =========  =========  ========   =========        =======          =======       =======   =======

--------------------------------------------

                          Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------

                                    Select Emerging        Select Aggressive
                                     Markets Fund             Growth Fund
--------------------------------------------------------------------------------
                                 Years Ended December    Years Ended December
                                          31,                     31,
                                    2000        1999        2000        1999
--------------------------------------------------------------------------------
NET ASSETS at beginning of
 year..........................  $  50,452   $  20,873   $1,015,699  $  752,741
                                 ---------   ---------   ----------  ----------
Increase (decrease) in net
assets resulting from
operations:
 Net investment income (loss)..       (267)         81       (4,652)     (3,712)
 Net realized gain (loss) on
  investments sold and foreign
  currency transactions........        933       2,001      141,861     208,801
 Net change in unrealized
  appreciation (depreciation)
  of investments and assets and
  liabilities in foreign
  currency.....................    (26,644)     15,113     (415,367)     76,344
                                 ---------   ---------   ----------  ----------
 Net increase (decrease) in net
  assets resulting from
  operations...................    (25,978)     17,195     (278,158)    281,433
                                 ---------   ---------   ----------  ----------
Distributions to shareholders
 from:
 Net investment income.........        (82)       (208)          --          --
 In excess of net investment
  income.......................         --          --           --          --
 Net realized gain on
  investments..................     (1,274)         --     (202,798)         --
 Distribution in excess of net
  realized gain on
  investments..................         --          --           --          --
                                 ---------   ---------   ----------  ----------
  Total distributions..........     (1,356)       (208)    (202,798)         --
                                 ---------   ---------   ----------  ----------
Capital share transactions:
 Net proceeds from sales of
  shares.......................     74,541      13,372      595,181     182,716
 Value of shares issued in
  exchange for the net assets
  of Select Income Fund (Note
  9)...........................         --          --           --          --
 Value of shares issued in
  exchange for the net assets
  of The Fulcrum Trust
  Strategic Income Portfolio
  (Note 9).....................         --          --           --          --
 Issued to shareholders in
  reinvestment of
  distributions................      1,356         208      202,798          --
 Cost of shares repurchased....    (50,229)       (988)    (473,963)   (201,191)
                                 ---------   ---------   ----------  ----------
  Net increase (decrease) from
   capital share transactions..     25,668      12,592      324,016     (18,475)
                                 ---------   ---------   ----------  ----------
  Total increase (decrease) in
   net assets..................     (1,666)     29,579     (156,940)    262,958
                                 ---------   ---------   ----------  ----------
NET ASSETS at end of year......  $  48,786   $  50,452   $  858,759  $1,015,699
                                 =========   =========   ==========  ==========
Undistributed (distribution in
 excess of) net investment
 income (loss).................  $      (7)  $     (45)  $       --  $       --
                                 =========   =========   ==========  ==========
OTHER INFORMATION:
Share transactions:
 Sold..........................     69,708      13,235      203,689      65,884
 Issued in exchange for the
  shares of Select Income Fund
  (Note 9).....................         --          --           --          --
 Issued in exchange for the
  shares of The Fulcrum Trust
  Strategic Income Portfolio
  (Note 9).....................         --          --           --          --
 Issued to shareholders in
  reinvestment of
  distributions................      1,686         189       70,983          --
 Repurchased...................    (48,638)       (984)    (166,713)    (74,092)
                                 ---------   ---------   ----------  ----------
  Net increase (decrease) in
   shares outstanding..........     22,756      12,440      107,959      (8,208)
                                 =========   =========   ==========  ==========

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Allmerica Investment Trust

--------------------------------------------------------------------------------

        Select Capital            Select Value          Select International
       Appreciation Fund        Opportunity Fund             Equity Fund
------------------------------------------------------------------------------
   Years Ended December 31,  Years Ended December 31,  Years Ended December 31,
       2000         1999         2000        1999        2000        1999
------------------------------------------------------------------------------
    $ 417,087    $  310,582   $ 308,331   $ 268,405    $ 679,341    $ 505,553
    ----------   ----------   ---------   ---------    ---------    ---------

       (1,842)       (1,409)      2,475       1,208        5,333       3,842
       33,963        15,287      42,058       1,971       94,424       33,685
       (2,083)       68,546      50,775     (16,101)    (160,621)     127,019
    ----------   ----------   ---------   ---------    ---------    ---------
       30,038        82,424      95,308     (12,922)     (60,864)     164,546
    ----------   ----------   ---------   ---------    ---------    ---------
           --            --      (1,208)         (2)      (3,337)          --
           --            --          --          --           --           --
      (15,535)         (511)     (3,157)    (16,638)     (22,791)          --
           --            --          --          --           --           --
    ----------   ----------   ---------   ---------    ---------    ---------
      (15,535)         (511)     (4,365)    (16,640)     (26,128)          --
    ----------   ----------   ---------   ---------    ---------    ---------
      133,811        74,290      54,699      82,103      731,203      402,948
           --            --          --          --           --           --
           --            --          --          --           --           --
       15,535           511       4,365      16,639       26,128           --
      (70,453)      (50,209)    (60,797)    (29,254)    (670,552)    (393,706)
    ----------   ----------   ---------   ---------    ---------    ---------
       78,893        24,592      (1,733)     69,488       86,779        9,242
    ----------   ----------   ---------   ---------    ---------    ---------
       93,396       106,505      89,210      39,926         (213)     173,788
    ----------   ----------   ---------   ---------    ---------    ---------
    $ 510,483    $  417,087   $ 397,541   $ 308,331    $ 679,128    $ 679,341
    ==========   ==========   =========   =========    =========    =========
    $      --    $       --   $   2,475   $   1,208    $   7,567    $   3,722
    ==========   ==========   =========   =========    =========    =========
       63,034        41,852      32,876      52,425      386,962      241,959
           --            --          --          --           --           --
           --            --          --          --           --
        7,401           278       2,638       9,881       13,503           --
      (33,114)      (28,289)    (35,187)    (18,777)    (353,631)    (235,513)
    ----------   ----------   ---------   ---------    ---------    ---------
       37,321        13,841         327      43,529       46,834        6,446
    ==========   ==========   =========   =========    =========    =========

----------------------------------------------

                           Allmerica Investment Trust

                 STATEMENTS OF CHANGES IN NET ASSETS (in 000's)
--------------------------------------------------------------------------------


                                  Select Growth               Select Strategic               Core Equity
                                      Fund                       Growth Fund                    Fund
-------------------------------------------------------------------------------------------------------------------
                            Years Ended December 31,      Years Ended December 31,    Years Ended December 31,
                                2000           1999           2000          1999          2000           1999
-------------------------------------------------------------------------------------------------------------------
NET ASSETS at beginning of
 year.....................   $  1,216,365   $    815,390  $     31,254  $     14,839   $  1,076,297   $    860,333
                             ------------   ------------  ------------  ------------   ------------   ------------
Increase (decrease) in net
 assets resulting from
 operations:
 Net investment income
  (loss)..................           (544)          (776)         (148)           89          5,369          6,081
 Net realized gain (loss)
  on investments sold,
  written option contracts
  and futures contracts...         34,885        146,732        (2,429)          804        182,250        104,952
 Net change in unrealized
  appreciation
  (depreciation) of
  investments, written
  option contracts and
  futures contracts.......       (259,274)       127,039       (16,243)        2,723       (285,585)       135,166
                             ------------   ------------  ------------  ------------   ------------   ------------
 Net increase (decrease)
  in net assets resulting
  from operations.........       (224,933)       272,995       (18,820)        3,616        (97,966)       246,199
                             ------------   ------------  ------------  ------------   ------------   ------------
Distributions to
 shareholders from:
 Net investment income....             --           (504)           (2)          (87)        (5,567)        (6,015)
 In excess of net
  investment income.......             --             --            --            --             --             --
 Net realized gain on
  investments.............       (145,767)       (32,039)         (348)           --       (106,111)       (86,927)
 Distribution in excess of
  net realized gain on
  investments.............             --             --        (1,076)           --             --             --
                             ------------   ------------  ------------  ------------   ------------   ------------
  Total distributions.....       (145,767)       (32,543)       (1,426)          (87)      (111,678)       (92,942)
                             ------------   ------------  ------------  ------------   ------------   ------------
Capital share
 transactions:
 Net proceeds from sales
  of shares...............        142,515        175,324        31,378        14,491         24,267         32,074
 Value of shares issued in
  exchange for the net
  assets of Select Income
  Fund (Note 9)...........             --             --            --            --             --             --
 Value of shares issued in
  exchange for the net
  assets of The Fulcrum
  Trust Strategic Income
  Portfolio (Note 9)......             --             --            --            --             --             --
 Issued to shareholders in
  reinvestment of
  distributions...........        145,767         32,543         1,426            87        111,678         92,942
 Cost of shares
  repurchased.............        (93,710)       (47,344)       (6,290)       (1,692)       (77,694)       (62,309)
                             ------------   ------------  ------------  ------------   ------------   ------------
  Net increase (decrease)
   from capital share
   transactions...........        194,572        160,523        26,514        12,886         58,251         62,707
                             ------------   ------------  ------------  ------------   ------------   ------------
  Total increase
   (decrease) in net
   assets.................       (176,128)       400,975         6,268        16,415       (151,393)       215,964
                             ------------   ------------  ------------  ------------   ------------   ------------
 NET ASSETS at end of
  year....................   $  1,040,237   $  1,216,365  $     37,522  $     31,254   $    924,904   $  1,076,297
                             ============   ============  ============  ============   ============   ============
 Undistributed
  (distribution in excess
  of) net investment
  income (loss)...........   $         --   $         --  $         --  $          2   $          8   $        206
                             ============   ============  ============  ============   ============   ============
OTHER INFORMATION:
Share transactions:
 Sold.....................         51,775         68,437        31,528        14,098          7,626         10,842
 Issued in exchange for
  the shares of Select
  Income Fund (Note 9)....             --             --            --            --             --             --
 Issued in exchange for
  the shares of The
  Fulcrum Trust Strategic
  Income Portfolio (Note
  9)......................             --             --            --            --             --             --
 Issued to shareholders in
  reinvestment of
  distributions...........         55,743         12,663         1,901            80         37,251         30,570
 Repurchased..............        (36,601)       (17,926)       (6,297)       (1,659)       (26,005)       (20,806)
                             ------------   ------------  ------------  ------------   ------------   ------------
  Net increase (decrease)
   in shares outstanding..         70,917         63,174        27,132        12,519         18,872         20,606
                             ============   ============  ============  ============   ============   ============

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

                                                                                   Select
       Equity Index             Select Growth and       Select Strategic      Investment Grade               Government
           Fund                    Income Fund             Income Fund           Income Fund                  Bond Fund
---------------------------------------------------------------------------------------------------------------------------------
 Years Ended December 31,   Years Ended December 31,      Period Ended    Years Ended December 31,    Years Ended December 31,
     2000         1999          2000          1999      December 31, 2000     2000          1999          2000          1999
---------------------------------------------------------------------------------------------------------------------------------
 $638,230     $    481,877  $    844,538  $    646,086      $     --      $    240,541  $    230,623  $     87,247  $     81,018
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
   5,718             5,413         5,942         8,534           418            21,889        15,319         4,340         5,357
  30,378            65,106       (33,536)      147,522             2            (7,322)         (638)       (1,357)         (500)
(95,093)            35,155       (68,785)      (32,024)          464            17,454       (16,613)        4,330        (4,565)
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
(58,997)           105,674       (96,379)      124,032           884            32,021        (1,932)        7,313           292
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
 (5,956)            (5,166)       (6,342)       (8,173)         (431)          (21,948)      (15,569)       (4,313)       (5,445)
      --                --            --            --            --                --            --           (37)           --
(67,546)              (811)     (149,381)      (54,380)           --                --          (202)           --            --
      --                --            --            --            --                --            --            --            --
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
(73,502)            (5,977)     (155,723)      (62,553)         (431)          (21,948)      (15,771)       (4,350)       (5,445)
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
  70,446           119,018       102,347        93,057        15,754            30,984        33,939        10,064        29,433
      --                --            --            --            --           181,876            --            --            --
      --                --            --            --            --             1,281            --            --            --
  73,502             5,977       155,723        62,553           431            21,948        15,771         4,350         5,445
(50,413)           (68,339)      (41,244)      (18,637)          (21)          (41,094)      (22,089)      (26,093)      (23,496)
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
  93,535            56,656       216,826       136,973        16,164           194,995        27,621       (11,679)       11,382
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
(38,964)           156,353       (35,276)      198,452        16,617           205,068         9,918        (8,716)        6,229
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
 $599,266     $    638,230  $    809,262  $    844,538      $ 16,617      $    445,609  $    240,541  $     78,531  $     87,247
 ============ ============  ============  ============      =======       ============  ============  ============  ============
 $     9      $        247  $         20  $        420      $    (11)     $        (68) $         --  $         --  $         --
 ============ ============  ============  ============      =======       ============  ============  ============  ============
  18,183            32,647        57,653        50,308        15,736            24,652        30,980         9,806        27,893
      --                --            --            --            --           173,465            --            --            --
      --                --            --            --            --             1,222            --            --            --
  20,213             1,592        98,238        33,680           424            20,610        14,656         4,255         5,286
(13,944)           (18,416)      (26,279)      (10,177)          (20)          (38,731)      (20,503)      (25,624)      (22,773)
 ------------ ------------  ------------  ------------      -------       ------------  ------------  ------------  ------------
  24,452            15,823       129,612        73,811        16,140           181,218        25,133       (11,563)       10,406
 ============ ============  ============  ============      =======       ============  ============  ============  ============
        Money Market
           Fund
---------------------------------------------------------------------------------------------------------------------------------
  Years Ended Decembere 31,
     2000            1999
---------------------------------------------------------------------------------------------------------------------------------
  $    513,606  $   336,253
 -------------- -------------
        26,273       21,479
          (102)          --
            --           --
 -------------- -------------
        26,171       21,479
 -------------- -------------
       (26,273)     (21,479)
            --           --
            --           --
            --           --
 -------------- -------------
       (26,273)     (21,479)
 -------------- -------------
     2,405,587    1,057,803
            --           --
            --           --
        26,273       21,479
    (2,487,452)    (901,929)
 -------------- -------------
       (55,592)     177,353
 -------------- -------------
       (55,694)     177,353
 -------------- -------------
  $    457,912  $   513,606
 ============== =============
  $         --  $        --
 ============== =============
     2,405,587    1,057,803
            --           --
            --           --
        26,273       21,479
    (2,487,452)    (901,929)
 -------------- -------------
       (55,592)     177,353
 ============== =============

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                            Income from Investment Operations                        Less Distributions
                      --------------------------------------------- -------------------------------------------------------
                                            Net Realized
                         Net                    and
                        Asset       Net      Unrealized             Dividends  Distributions
                        Value   Investment  Gain (Loss)  Total from  from Net    from Net    Distributions
    Year Ended        Beginning   Income         on      Investment Investment   Realized         in              Total
   December 31,        of Year  (Loss)(/2/) Investments  Operations   Income   Capital Gains    Excess        Distributions
   ------------       --------- ----------- ------------ ---------- ---------- ------------- -------------    -------------
 Select Emerging
   Markets Fund(/1/)
       2000            $1.292     $(0.003)    $(0.477)    $(0.480)   $(0.002)     $(0.021)     $    --           $(0.023)
       1999             0.784       0.001       0.513       0.514     (0.006)          --           --            (0.006)
       1998(d)          1.000       0.006      (0.221)     (0.215)    (0.001)          --           --            (0.001)
      Select
    Aggressive
   Growth Fund
       2000            $3.411     $(0.011)    $(0.667)    $(0.678)   $    --      $(0.616)     $    --           $(0.616)
       1999             2.460      (0.012)      0.963       0.951         --           --           --                --
       1998             2.225      (0.008)      0.243       0.235         --           --           --                --
       1997             2.037      (0.009)      0.387       0.378         --       (0.182)      (0.008)(/3/)      (0.190)
       1996             1.848      (0.009)      0.351       0.342         --       (0.153)          --            (0.153)
  Select Capital
   Appreciation
    Fund(/1/)
       2000            $2.053     $(0.008)    $ 0.147     $ 0.139    $    --      $(0.070)     $    --           $(0.070)
       1999             1.640      (0.007)      0.423       0.416         --       (0.003)          --            (0.003)
       1998             1.698      (0.006)      0.241       0.235         --       (0.293)          --            (0.293)
       1997             1.485      (0.005)      0.218       0.213         --           --           --                --
       1996             1.369      (0.003)      0.124       0.121         --       (0.005)          --            (0.005)
   Select Value
   Opportunity
    Fund(/1/)
       2000            $1.521     $ 0.012     $ 0.446     $ 0.458    $(0.006)     $(0.015)     $    --           $(0.021)
       1999             1.686       0.006      (0.077)     (0.071)        --       (0.094)          --            (0.094)
       1998             1.626       0.014       0.066       0.080     (0.014)      (0.006)          --            (0.020)
       1997             1.511       0.010       0.364       0.374     (0.010)      (0.249)          --            (0.259)
       1996             1.238       0.011       0.342       0.353     (0.011)      (0.069)          --            (0.080)
      Select
  International
   Equity Fund
       2000            $2.031     $ 0.013     $(0.191)    $(0.178)   $(0.009)     $(0.063)     $    --           $(0.072)
       1999             1.542       0.012       0.477       0.489         --           --           --                --
       1998             1.341       0.014       0.207       0.221     (0.020)          --           --            (0.020)
       1997             1.356       0.015       0.049       0.064     (0.019)      (0.046)      (0.014)(/4/)      (0.079)
       1996             1.136       0.011       0.238       0.249     (0.012)      (0.003)      (0.014)(/4/)      (0.029)
                         Net
                       Increase
                      (Decrease)
                          in
    Year Ended        Net Asset
   December 31,         Value
   ------------       ----------
 Select Emerging
   Markets Fund(/1/)
       2000            $(0.503)
       1999              0.508
       1998(d)          (0.216)
      Select
    Aggressive
   Growth Fund
       2000            $(1.294)
       1999              0.951
       1998              0.235
       1997              0.188
       1996              0.189
  Select Capital
   Appreciation
    Fund(/1/)
       2000            $ 0.069
       1999              0.413
       1998             (0.058)
       1997              0.213
       1996              0.116
   Select Value
   Opportunity
    Fund(/1/)
       2000            $ 0.437
       1999             (0.165)
       1998              0.060
       1997              0.115
       1996              0.273
      Select
  International
   Equity Fund
       2000            $(0.250)
       1999              0.489
       1998              0.201
       1997             (0.015)
       1996              0.220

------------------
*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers, and reductions.
(b) Excluding reductions. Certain Portfolios have entered varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 1998.
(1) The Select Emerging Markets Fund commenced operations on February 20, 1998. The Select Capital Appreciation Fund changed sub-advisers on April 1, 1998. The Select Value Opportunity Fund changed sub-advisers on January 1, 1997.
(2) Net investment income (loss) per share before reimbursements of fees by the investment adviser or reductions were $(0.004) in 2000, $0.000 in 1999 and $0.004 in 1998 for Select Emerging Markets Fund; $(0.012) in 2000, $(0.013) in 1999, $(0.009) in 1998 and $(0.010) in 1997 for Select Aggres-
     sive Growth Fund; less than $(0.008) in 2000, less than $(0.007) in 1999 and less than $(0.006) in 1998 for Select Capital Appreciation Fund; $0.011 in 2000, $0.005 in 1999, $0.013 in 1998, $0.009 in 1997 and $0.010
     in 1996 for Select Value Opportunity Fund; and less than $0.013 in 2000, $0.011 in 1999, less than $0.014 in 1998, less than $0.015 in 1997 and less than $0.011 in 1996 for Select International Equity Fund.
(3)  Distributions in excess of net realized capital gains.
(4)  Distributions in excess of net investment income.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
        -----------------------------------------------------
                            Ratios To Average Net Assets
                        -------------------------------------

Net Asset             Net Assets
  Value                 End of        Net                                                      Portfolio
 End of    Total        Period    Investment    Operating Expenses        Management Fee       Turnover
 Period    Return      (000's)   Income (Loss)  (a)      (b)      (c)      Gross      Net        Rate
---------  ------     ---------- ------------- ------   ------   ------   --------   -------   ---------
 $0.789    (37.22)%   $   48,786     (0.47)%     1.84%    1.89%    1.89%     1.35%      1.35%      96%
  1.292     65.72%        50,452      0.25%      1.88%    1.92%    1.92%     1.35%      1.35%      60%
  0.784    (21.46)%**     20,873      0.96%*     2.19%*   2.19%*   2.54%*    1.35%*     1.00%*     62%**

 $2.117    (24.54)%   $  858,759     (0.44)%     0.81%    0.83%    0.83%     0.78%      0.78%     125%
  3.411     38.66%     1,015,699     (0.46)%     0.88%    0.91%    0.91%     0.85%      0.85%     101%
  2.460     10.56%       752,741     (0.36)%     0.92%    0.95%    0.95%     0.88%      0.88%      99%
  2.225     18.71%       604,123     (0.45)%     0.99%    1.04%    1.04%     0.95%      0.95%      95%
  2.037     18.55%       407,442     (0.53)%     1.08%    1.08%    1.08%     1.00%      1.00%     113%

 $2.122      6.81%    $  510,483     (0.38)%     0.93%    0.94%    0.94%     0.87%      0.87%      53%
  2.053     25.36%       417,087     (0.42)%     0.98%    0.98%    0.98%     0.91%      0.91%      61%
  1.640     13.88%       310,582     (0.47)%     1.02%    1.04%    1.04%     0.94%      0.94%     141%
  1.698     14.28%       240,526     (0.38)%     1.13%    1.13%    1.13%     0.98%      0.98%     133%
  1.485      8.80%       142,680     (0.32)%     1.13%    1.13%    1.13%     1.00%      1.00%      98%

 $1.958     30.40%    $  397,541      0.71%      0.87%    0.94%    0.94%     0.88%      0.88%      22%
  1.521     (4.70)%      308,331      0.43%      0.88%    0.97%    0.97%     0.90%      0.90%      98%
  1.686      4.87%       268,405      0.95%      0.94%    0.98%    0.99%     0.91%      0.90%      73%
  1.626     24.85%       202,139      0.73%      0.98%    1.04%    1.06%     0.92%      0.90%     110%
  1.511     28.53%       113,969      0.91%      0.95%    0.97%    0.97%     0.85%      0.85%      20%

 $1.781     (9.03)%   $  679,128      0.77%      0.98%    0.99%    0.99%     0.88%      0.88%      24%
  2.031     31.71%       679,341      0.69%      1.01%    1.02%    1.02%     0.89%      0.89%      18%
  1.542     16.48%       505,553      0.99%      1.01%    1.02%    1.02%     0.90%      0.90%      27%
  1.341      4.65%       397,915      1.17%      1.15%    1.17%    1.17%     0.97%      0.97%      20%
  1.356     21.94%       246,877      1.22%      1.20%    1.23%    1.23%     1.00%      1.00%      18%

--------------------------------------------

                           Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                               Income from Investment Operations                        Less Distributions
                         --------------------------------------------- ---------------------------------------------------------
                                               Net Realized
                            Net                    and
                           Asset       Net      Unrealized             Dividends      Distributions
                           Value   Investment  Gain (Loss)  Total from  from Net        from Net    Distributions
                         Beginning   Income         on      Investment Investment       Realized         in            Total
Year Ended December 31,   of Year  (Loss)(/2/) Investments  Operations   Income       Capital Gains    Excess      Distributions
-----------------------  --------- ----------- ------------ ---------- ----------     ------------- -------------  -------------
Select Growth Fund(/1/)
         2000             $3.049     $(0.001)    $(0.489)    $(0.490)   $    --          $(0.345)      $    --        $(0.345)
         1999              2.428      (0.002)      0.709       0.707     (0.001)          (0.085)           --         (0.086)
         1998              1.811       0.002       0.638       0.640         --(/3/)      (0.023)           --         (0.023)
         1997              1.430       0.006       0.480       0.486     (0.006)          (0.099)           --         (0.105)
         1996              1.369       0.005       0.297       0.302     (0.005)          (0.236)           --         (0.241)
   Select Strategic
   Growth Fund(/1/)
         2000             $1.126     $(0.003)    $(0.411)    $(0.414)   $    --(/3/)     $(0.007)      $(0.022)(4)    $(0.029)
         1999              0.973       0.003       0.153       0.156     (0.003)              --            --         (0.003)
         1998(d)           1.000       0.002      (0.027)     (0.025)    (0.002)              --            --         (0.002)
   Core Equity Fund
         2000             $3.310     $ 0.016     $(0.295)    $(0.279)   $(0.017)         $(0.325)      $    --        $(0.342)
         1999              2.825       0.020       0.779       0.799     (0.020)          (0.294)           --         (0.314)
         1998              2.416       0.028       0.436       0.464     (0.028)          (0.027)           --         (0.055)
         1997              2.333       0.039       0.540       0.579     (0.038)          (0.458)           --         (0.496)
         1996              2.176       0.047       0.386       0.433     (0.048)          (0.228)           --         (0.276)
   Equity Index Fund
         2000             $4.060     $ 0.032     $(0.362)    $(0.330)   $(0.034)         $(0.397)      $    --        $(0.431)
         1999              3.408       0.036       0.656       0.692     (0.035)          (0.005)           --         (0.040)
         1998              2.753       0.035       0.741       0.776     (0.034)          (0.087)           --         (0.121)
         1997              2.165       0.034       0.664       0.698     (0.033)          (0.077)           --         (0.110)
         1996              1.827       0.035       0.370       0.405     (0.035)          (0.032)           --         (0.067)
   Select Growth and
   Income Fund(/1/)
         2000             $1.933     $ 0.012     $(0.190)    $(0.178)   $(0.013)         $(0.314)      $    --        $(0.327)
         1999              1.779       0.022       0.298       0.320     (0.021)          (0.145)           --         (0.166)
         1998              1.552       0.020       0.233       0.253     (0.020)          (0.006)           --         (0.026)
         1997              1.405       0.020       0.293       0.313     (0.020)          (0.146)           --         (0.166)
         1996              1.268       0.020       0.246       0.266     (0.020)          (0.109)           --         (0.129)
                            Net
                          Increase
                         (Decrease)
                             in
                         Net Asset
Year Ended December 31,    Value
------------------------ ----------
Select Growth Fund(/1/)
         2000             $(0.835)
         1999               0.621
         1998               0.617
         1997               0.381
         1996               0.061
   Select Strategic
   Growth Fund(/1/)
         2000             $(0.443)
         1999               0.153
         1998(d)           (0.027)
   Core Equity Fund
         2000             $(0.621)
         1999               0.485
         1998               0.409
         1997               0.083
         1996               0.157
   Equity Index Fund
         2000             $(0.761)
         1999               0.652
         1998               0.655
         1997               0.588
         1996               0.338
   Select Growth and
   Income Fund(/1/)
         2000             $(0.505)
         1999               0.154
         1998               0.227
         1997               0.147
         1996               0.137

------------------
*   Annualized.
**  Not Annualized.
(a) Including reimbursements and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrange-ments with brokers who reduced a portion of the Portfolio's expenses.
(c) Excluding reimbursements and reductions.
(d) For the period ended December 31, 1998.
(1) The Select Growth Fund changed sub-advisers on July 1, 1996. The Select Strategic Growth Fund commenced operations on February 20, 1998 and changed sub-advisers on April 1, 2000. The Select Growth and Income Fund changed sub-advisers on April 1, 1999.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser or reductions were $(0.002) in 2000, $(0.003) in 1999, $0.001 in 1998, less than $0.006 in 1997 and less than $0.005 in 1996 for
    Select Growth Fund; less than $(0.003) in 2000, less than $0.003 in 1999 and $(0.001) in 1998 for Select Strategic Growth Fund; $0.015 in 2000, $0.019 in 1999, $0.027 in 1998, $0.038 in 1997 and $0.046 in 1996 for Core
    Equity Fund; less than $0.032 in 2000 for Equity Index Fund; and less than $0.12 in 2000, less than $0.022 in 1999, $0.019 in 1998, $0.019 in 1997 and
    $0.019 in 1996 for Select Growth and Income Fund.
(3) Dividends from net investment income are less than $0.0005.
(4) Distributions in excess of net realized capital gains.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

                            Ratios/Supplemental Data
           ----------------------------------------------------------------------
                                    Ratios/Supplemental Data Ratios To
                                            Average Net Assets
                                  -----------------------------------------------
                       Net Assets
Net Asset                End of        Net        Operating          Management     Portfolio
Value End   Total        Period    Investment      Expenses             Fee         Turnover
of Period  Return       (000's)   Income (Loss) (a)    (b)    (c)    Gross   Net      Rate
---------  -------     ---------- ------------- ----   ----   ----   -----   ----   ---------
 $2.214     (17.79)%   $1,040,237     (0.05)%   0.80%  0.81%  0.81%  0.76%   0.76%      79%
  3.049      29.80%     1,216,365     (0.08)%   0.81%  0.83%  0.83%  0.78%   0.78%      84%
  2.428      35.44%       815,390      0.08%    0.85%  0.87%  0.87%  0.82%   0.82%      86%
  1.811      34.06%       470,356      0.42%    0.91%  0.93%  0.93%  0.85%   0.85%      75%
  1.430      22.02%       228,551      0.38%    0.92%  0.93%  0.93%  0.85%   0.85%     159%

 $0.683     (37.03)%   $   37,522     (0.38)%   1.10%  1.15%  1.15%  0.85%   0.85%     134%
  1.126      16.06%        31,254      0.41%    1.17%  1.20%  1.20%  0.85%   0.85%      58%
  0.973      (2.47)% *     14,839      0.41%*   1.14%* 1.20%* 1.66%* 0.85%*  0.39%*     24%**

 $2.689      (9.51)%   $  924,904      0.51%    0.44%  0.50%  0.50%  0.45%   0.45%     190%
  3.310      29.33%     1,076,297      0.65%    0.45%  0.48%  0.48%  0.43%   0.43%     116%
  2.825      19.32%       860,333      1.08%    0.46%  0.49%  0.49%  0.44%   0.44%     100%
  2.416      25.14%       728,679      1.48%    0.47%  0.49%  0.49%  0.43%   0.43%      79%
  2.333      20.19%       556,751      2.04%    0.48%  0.51%  0.51%  0.44%   0.44%      72%

 $3.299      (9.03)%   $  599,266      0.87%    0.32%  0.33%  0.33%  0.27%   0.27%       9%
  4.060      20.41%       638,230      0.98%    0.35%  0.35%  0.35%  0.28%   0.28%      21%
  3.408      28.33%       481,877      1.17%    0.36%  0.36%  0.36%  0.29%   0.29%       6%
  2.753      32.41%       297,191      1.38%    0.44%  0.44%  0.44%  0.31%   0.31%       9%
  2.165      22.30%       151,130      1.79%    0.46%  0.46%  0.46%  0.32%   0.32%      12%

 $1.428     (10.80)%   $  809,262      0.68%    0.73%  0.73%  0.73%  0.67%   0.67%      70%
  1.933      18.43%       844,538      1.17%    0.73%  0.74%  0.74%  0.67%   0.67%     131%
  1.779      16.43%       646,086      1.26%    0.70%  0.73%  0.73%  0.68%   0.68%     112%
  1.552      22.51%       473,552      1.34%    0.77%  0.80%  0.80%  0.73%   0.73%      71%
  1.405      21.26%       295,638      1.44%    0.80%  0.83%  0.83%  0.75%   0.75%      78%

--------------------------------------------

                          Allmerica Investment Trust

     FINANCIAL HIGHLIGHTS - For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------


                         Income from Investment Operations                           Less Distributions
                    ----------------------------------------------- -------------------------------------------------------
                                            Net Realized
                       Net                      and
                      Asset                  Unrealized             Dividends  Distributions
                      Value      Net        Gain (Loss)  Total from  from Net    from Net    Distributions
    Year Ended      Beginning Investment         on      Investment Investment   Realized         in              Total
   December 31,      of Year    Income      Investments  Operations   Income   Capital Gains    Excess        Distributions
   ------------     --------- ----------    ------------ ---------- ---------- ------------- -------------    -------------
 Select Strategic
 Income Fund(/1/)
      2000(d)        $1.000     $0.027(/2/)   $ 0.031     $ 0.058    $(0.028)     $    --       $    --          $(0.028)
 Select Investment
 Grade Income Fund
       2000          $1.051     $0.070        $ 0.035     $ 0.105    $(0.070)     $    --       $    --          $(0.070)
       1999           1.132      0.068         (0.079)     (0.011)    (0.069)      (0.001)           --           (0.070)
       1998           1.112      0.067          0.020       0.087     (0.067)          --            --           (0.067)
       1997           1.084      0.071          0.028       0.099     (0.071)          --            --           (0.071)
       1996           1.117      0.070         (0.033)      0.037     (0.070)          --            --           (0.070)
    Government
     Bond Fund
       2000          $1.011     $0.058        $ 0.040     $ 0.098    $(0.058)     $    --       $(0.000)(/3/)    $(0.058)
       1999           1.068      0.058         (0.056)      0.002     (0.059)          --            --           (0.059)
       1998           1.047      0.058          0.021       0.079     (0.058)          --            --           (0.058)
       1997           1.036      0.061          0.011       0.072     (0.061)          --            --           (0.061)
       1996           1.062      0.062         (0.026)      0.036     (0.062)          --            --           (0.062)
   Money Market
       Fund
       2000          $1.000     $0.062        $    --     $ 0.062    $(0.062)     $    --       $    --          $(0.062)
       1999           1.000      0.051             --       0.051     (0.051)          --            --           (0.051)
       1998           1.000      0.054             --       0.054     (0.054)          --            --           (0.054)
       1997           1.000      0.053             --       0.053     (0.053)          --            --           (0.053)
       1996           1.000      0.052             --       0.052     (0.052)          --            --           (0.052)
                       Net
                     Increase
                    (Decrease)
                        in
    Year Ended      Net Asset
   December 31,       Value
   ------------     ----------
 Select Strategic
 Income Fund(/1/)
      2000(d)        $ 0.030
 Select Investment
 Grade Income Fund
       2000          $ 0.035
       1999           (0.081)
       1998            0.020
       1997            0.028
       1996           (0.033)
    Government
     Bond Fund
       2000          $ 0.040
       1999           (0.057)
       1998            0.021
       1997            0.011
       1996           (0.026)
   Money Market
       Fund
       2000          $    --
       1999               --
       1998               --
       1997               --
       1996               --

------------------
*    Annualized.
**   Not Annualized.
(a)  Including reimbursements, waivers and reductions.
(b) Excluding reductions. Certain Portfolios have entered into varying arrangements with brokers who reduced a portion of the Portfolio's expenses.
(c)  Excluding reimbursements and reductions.
(d)  For the period ended December 31, 2000.
(1)  The Select Strategic Income Fund commenced operations on July 3, 2000.
(2) Net investment income (loss) per share before reimbursement of fees by the investment adviser was less than $0.027 in 2000 for Select Strategic Income Fund.
(3)  Distributions in excess of net investment income is less than $0.0005.

                       See Notes to Financial Statements.
                         ------------------------------------------------------

                          Allmerica Investment Trust

--------------------------------------------------------------------------------

                          Ratios/Supplemental Data
           -----------------------------------------------------------------
                                    Ratios To Average Net Assets
                                --------------------------------------------
                     Net Assets
Net Asset              End of      Net       Operating          Management     Portfolio
Value End  Total       Period   Investment    Expenses             Fee         Turnover
of Period  Return     (000's)     Income   (a)    (b)    (c)    Gross   Net      Rate
---------  ------    ---------- ---------- ----   ----   ----   -----   ----   ---------

 $1.030     5.73%**   $ 16,617     5.40%*  1.02%* 1.08%* 1.08%* 0.61%*  0.55%*    253%**

 $1.086    10.31%     $445,609     6.53%   0.49%  0.49%  0.49%  0.42%   0.42%     159%
  1.051    (0.97)%     240,541     6.22%   0.50%  0.50%  0.50%  0.43%   0.43%      75%
  1.132     7.97%      230,623     6.01%   0.52%  0.52%  0.52%  0.43%   0.43%     158%
  1.112     9.45%      189,503     6.48%   0.51%  0.51%  0.51%  0.41%   0.41%      48%
  1.084     3.56%      157,327     6.50%   0.52%  0.52%  0.52%  0.40%   0.40%     108%

 $1.051    10.00%     $ 78,531     5.58%   0.61%  0.61%  0.61%  0.50%   0.50%      53%
  1.011     0.23%       87,247     5.64%   0.62%  0.62%  0.62%  0.50%   0.50%      37%
  1.068     7.67%       81,018     5.63%   0.64%  0.64%  0.64%  0.50%   0.50%      61%
  1.047     7.08%       55,513     5.92%   0.67%  0.67%  0.67%  0.50%   0.50%      56%
  1.036     3.51%       46,396     5.90%   0.66%  0.66%  0.66%  0.50%   0.50%     112%

 $1.000     6.40%     $457,912     6.19%   0.31%  0.31%  0.31%  0.26%   0.26%     N/A
  1.000     5.19%      513,606     5.09%   0.29%  0.29%  0.29%  0.24%   0.24%     N/A
  1.000     5.51%      336,253     5.36%   0.32%  0.32%  0.32%  0.26%   0.26%     N/A
  1.000     5.47%      260,620     5.33%   0.35%  0.35%  0.35%  0.27%   0.27%     N/A
  1.000     5.36%      217,256     5.22%   0.34%  0.34%  0.34%  0.28%   0.28%     N/A

--------------------------------------------

                           Allmerica Investment Trust

                         NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1.ORGANIZATION

Allmerica Investment Trust (the "Trust") is registered under the Investment Company Act of 1940 (the "1940 Act"), as amended, as an open-end, diversified management investment company established as a Massachusetts business trust. The Trust in intended to serve as an investment medium for (i) variable life insurance policies and variable annuity contracts offered by insurance compa-nies, (ii) certain qualified pension and retirement plans, as permitted by Treasury Regulations; and (iii) life insurance companies and advisers to the Portfolios and their affiliates. The Trust is comprised of fourteen managed investment portfolios. The accompanying financial statements and financial highlights are those of the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth, Select Strategic Growth, Core Equity (formerly Growth), Equity Index, Select Growth and Income, Select Strategic Income (which com-menced operations on July 3, 2000), Select Investment Grade Income (formerly Investment Grade Income), Government Bond and Money Market Funds (individually a "Portfolio", collectively, the "Portfolios"). Effective July 1, 2000, shares of the Select Investment Grade Income Fund were substituted at the separate account level for the shares of the Select Income Fund of the Trust and the Select Income Fund was subsequently dissolved (see Note 9).

2.SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting princi-ples generally accepted in the United States of America requires management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

Security Valuation: Equity securities which are traded on a recognized exchange are valued at the last quoted sales price available at the time of the closing of the New York Stock Exchange or, if there were no sales that day, at the mean of the closing bid and asked price. Over-the-counter securities are valued at the last available price in the market prior to the time of valuation. Securi-ties that are primarily traded on foreign exchanges generally are valued at the closing values of such securities on their respective exchanges. Corporate debt securities and debt securities of the U.S. Government and its agencies (other than short-term investments) are valued by an independent pricing service approved by the Board of Trustees which utilizes market quotations and transac-tions, quotations from dealers and various relationships among securities in determining value. If not valued by a pricing service, such securities are val-ued at prices obtained from independent brokers. Investments with prices that cannot be readily obtained are carried at fair value as determined in good faith under consistently applied procedures established by and under the super-vision of the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost. The investments of the Money Market Fund are valued utilizing the amortized cost valuation method, permitted in accor-dance with Rule 2a-7 under the 1940 Act. This method involves valuing a portfo-lio security initially at its cost and thereafter assuming a constant amortiza-tion to maturity of any discount or premium.

Forward Foreign Currency Contracts: The Select Emerging Markets, Select Capital Appreciation, Select International Equity, Select Growth, and Select Strategic Income Funds may enter into forward foreign currency contracts whereby the Portfolios agree to exchange a specific currency at a specific price at a future date in an attempt to hedge against fluctuations in the value of the underlying currency of certain portfolio instruments. Forward foreign currency contracts are valued at the daily exchange rate of the underlying currency with any fluctuations recorded as unrealized gains or losses. Receivables and payables of forward foreign currency contracts are presented on a net basis in the Statements of Assets and Liabilities. Gains or losses on the purchase or sale of forward foreign currency contracts having the same settlement date and broker are recognized on the date of offset, otherwise gains and losses are recognized on the settlement date.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolios, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

potential gain that might result should the value of the currency increase. In addition, the Portfolios could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

Foreign Currency Translation: Investment valuations, other assets and liabili-ties denominated in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments and income and expenses are translated into U.S. dollars based upon exchange rates prevailing on the respective dates of such transactions. That portion of unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is not separately disclosed.

Security Transactions and Investment Income: Security transactions are recorded as of trade date. Realized gains and losses from security transactions are determined on the basis of identified cost. Interest income, including amorti-zation of premium and accretion of discount on securities, is accrued daily. Income distributions earned by the Portfolios from investments in certain investment companies are recorded as interest income in the accompanying finan-cial statements. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Portfolios are informed of the ex-dividend date.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Invest-ment Companies, was issued, and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Portfolios to amortize premium and discount on all fixed-income securities. Upon initial adoption, the Portfolios will be required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not affect the Portfolios' net asset values, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statements of Operations. The Portfo-lios have not at this time quantified the impact, if any, resulting from the adoption of this principle on the financial statements.

Federal Income Taxes: The Trust treats each Portfolio as a separate entity for Federal income tax purposes. Each Portfolio intends to continue to qualify as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, each Portfolio will not be subject to Federal income taxes to the extent it distributes all of its taxable income and net realized gains, if any, for its fiscal year. In addition, by distributing during each calendar year substantially all of its net investment income, capi-tal gains and certain other amounts, if any, each Portfolio will not be subject to Federal excise tax. Therefore, no Federal income tax provision is required. Withholding taxes on foreign dividend income and gains have been paid or pro-vided for in accordance with the applicable country's tax rules and rates.

Distributions to Shareholders: Dividends from net investment income are declared and reinvested daily for the Money Market Fund, declared and distrib-uted quarterly for the Core Equity, Equity Index, Select Growth and Income, Select Strategic Income, Select Investment Grade Income and Government Bond Funds, and annually for the Select Emerging Markets, Select Aggressive Growth, Select Capital Appreciation, Select Value Opportunity, Select International Equity, Select Growth and Select Strategic Growth Funds. All Portfolios declare and distribute all net realized capital gains, if any, at least annually. Dis-tributions to shareholders are recorded on ex-dividend date. Income and capital gains distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differ-ences are primarily due to differing book and tax treatments in the timing of the recognition of gains or losses, including "Post-October Losses", foreign currency gains and losses, and losses deferred due to wash sales; and permanent differences due to differing treatments for paydown gains/losses on mortgage-backed securities, foreign currency transactions, market discount, and non-tax-able dividends. Any taxable income or gain remaining at fiscal year end is dis-tributed in the following year. Permanent book and tax basis differences relat-ing to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income may include temporary book and tax basis differences which will reverse in a subsequent period. Permanent book-tax differences, if any, are not included in ending undistributed net investment income for the purpose of calculating net investment income per share in the Financial Highlights.


--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

Futures Contracts: All Portfolios, except the Money Market Fund, may enter into futures contracts for the delayed delivery of securities at a fixed price at some future date or the change in value of a specified financial index over a predetermined time period. Cash or securities are deposited with the brokers in order to establish and maintain a position. Subsequent payments made or received by the Portfolio based on the daily change in the market value of the position are recorded as unrealized gain or loss until the contract is closed out, at which time the gain or loss is realized.

Securities Lending: Each Portfolio, using Investors Bank & Trust Company ("IBT") as its lending agent, may loan securities to brokers and dealers in exchange for negotiated lenders' fees. These fees are disclosed as "securities lending income" in the Statements of Operations. Each applicable Portfolio receives collateral against the loaned securities which must be maintained at not less than 102% of the market value of the loaned securities during the period of the loan. Collateral received is generally cash, and is invested in short term investments. Lending portfolio securities involves possible delays in receiving additional collateral or in the recovery of the securities or pos-sible loss of rights in the collateral. Information regarding the value of the securities loaned and the value of the collateral at period end is included under the caption "Other Information" at the end of each applicable Portfolio's schedule of investments.

Expenses: Expenses directly attributed to a Portfolio are charged to the Port-folio, while expenses which are attributable to more than one Portfolio of the Trust are allocated among the respective Portfolios.

Forward Commitments: The Select Capital Appreciation Fund, Select Strategic Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund may enter into contracts to purchase securities for a fixed price at a specified future date beyond customary settlement time ("forward commitments"). If the Portfolios do so, they will maintain cash or other liquid obligations having a value in an amount at all times sufficient to meet the purchase price. Forward commitments involve a risk of loss if the value of the security to be purchased declines prior to the settlement date. Although the Portfolios generally will enter into forward commitments with the intention of acquiring securities for their portfolio, they may dispose of a commitment prior to settlement if their Sub-Adviser deems it appropriate to do so.

Options: All Portfolios, except the Money Market Fund, may use options to man-age its exposure to the stock and bond markets and to fluctuations in interest rates. Writing puts and buying calls tend to increase a Portfolio's exposure to the underlying security. Buying puts and writing calls tend to decrease a Port-folio's exposure to the underlying security. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying security to determine the realized gain or loss. Realized gains and losses on written options are included in realized gains and losses on securi-ties. The underlying value of any open options at period end is shown in the schedule of investments under the caption "Written Options." This amount reflects each contract's exposure to the underlying security at period end. Written options involve, to varying degrees, risk of loss in excess of the option value reflected in the Statement of Assets and Liabilities. Losses may arise from changes in the value of the underlying securities, if there is an illiquid secondary market for the contracts, or if the counterparties do not perform under the terms of the contracts. Exchange-traded options are valued using the last sale price or, if there were no sales that day, the last offer-ing price. Options traded over-the-counter are valued using dealer-supplied valuations.

Repurchase Agreements: Each Portfolio may engage in repurchase agreement trans-actions with institutions that the Sub-Adviser has determined are creditworthy pursuant to guidelines established by the Trust's Board of Trustees. Each Port-folio requires that the securities purchased in a repurchase agreement transac-tion be transferred to the Trust's Custodian in a manner that is intended to enable the Portfolio to obtain those securities in the event of a counterparty default. The Sub-Adviser monitors the value of the securities, including accrued interest, daily to ensure that the value of the collateral equals or exceeds amounts due under the repurchase agreement. Repurchase agreement trans-actions involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions

                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

upon the Portfolio's ability to dispose of the underlying securities, and a possible decline in the value of the underlying securities during the period while the Portfolio seeks to assert its rights.

3. INVESTMENT MANAGEMENT, ADMINISTRATION, AND OTHER RELATED PARTY TRANSACTIONS

Allmerica Financial Investment Management Services, Inc. (the "Manager"), a wholly-owned subsidiary of First Allmerica Financial Life Insurance Company ("First Allmerica"), serves as investment manager and administrator to the Trust. Under the terms of the management agreement, the Portfolios pay a man-agement fee, calculated daily and payable monthly, at an annual rate based upon the following fee schedules:

                                              Percentage of Average Daily Net Assets
                             First         Next         Next         Next         Next          Over
Portfolio                 $100,000,000 $150,000,000 $250,000,000 $250,000,000 $250,000,000 $1,000,000,000
---------------------------------------------------------------------------------------------------------
Select Emerging Markets
 Fund                         1.35%        1.35%        1.35%        1.35%        1.35%         1.35%
Select Aggressive Growth
 Fund                         1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Capital
 Appreciation Fund            1.00%        0.90%        0.80%        0.70%        0.70%         0.65%
Select Value Opportunity
 Fund                         1.00%        0.85%        0.80%        0.75%        0.70%         0.70%
Select International
 Equity Fund                  1.00%        0.90%        0.85%        0.85%        0.85%         0.85%
Select Growth Fund            0.85%        0.85%        0.80%        0.75%        0.70%         0.70%
Select Strategic Growth
 Fund                         0.85%        0.85%        0.85%        0.85%        0.85%         0.85%
Select Growth and Income
 Fund                         0.75%        0.70%        0.65%        0.65%        0.65%         0.65%
Prior to October 1, 2000
---------------------------------------------------------------------------------------------------------
Core Equity Fund              0.60%        0.60%        0.40%        0.35%        0.35%         0.35%
After October 1, 2000
---------------------------------------------------------------------------------------------------------
Core Equity Fund              0.60%        0.60%        0.55%        0.50%        0.45%         0.45%
Money Market Fund             0.35%        0.30%        0.30%        0.25%        0.20%         0.20%
                             First         Next         Over
Portfolio                 $ 50,000,000 $200,000,000 $250,000,000
---------------------------------------------------------------------------------------------------------
Equity Index Fund             0.35%        0.30%        0.25%
Government Bond Fund          0.50%        0.50%        0.50%
Prior to October 1, 2000
---------------------------------------------------------------------------------------------------------
Money Market Fund             0.35%        0.25%        0.20%
                             First         Next         Over
Portfolio                 $ 50,000,000 $ 50,000,000 $100,000,000
---------------------------------------------------------------------------------------------------------
Select Strategic Income
 Fund                         0.60%        0.55%        0.45%
Select Investment Grade
 Income Fund                  0.50%        0.45%        0.40%


--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

The Manager has entered into Sub-Adviser Agreements for the management of the investments of each of the Portfolios. The Manager is solely responsible for the payment of all fees to the Sub-Advisers. The Sub-Advisers for each of the Portfolios are as follows:

   Select Emerging Markets   Schroder Investment Management North America Inc. ("Schroder")
    Fund
   Select Aggressive Growth  Nicholas-Applegate Capital Management, L.P.
    Fund
   Select Capital            T. Rowe Price Associates, Inc. ("T. Rowe Price")
    Appreciation Fund
   Select Value Opportunity  Cramer Rosenthal McGlynn, LLC
    Fund
   Select International      Bank of Ireland Asset Management (U.S.) Limited
    Equity Fund
   Select Growth Fund        Putnam Investment Management, Inc.
   Select Strategic Growth   TCW Investment Management Company ("TCW")
    Fund
   Core Equity Fund          Miller Anderson & Sherrerd, LLP
   Equity Index Fund         Allmerica Asset Management, Inc. (wholly-owned subsidiary of First
                             Allmerica)
   Select Growth and Income  J.P. Morgan Investment Management Inc.
    Fund
   Select Strategic Income   Western Asset Management Company ("Western Asset")
    Fund
   Select Investment Grade   Allmerica Asset Management, Inc.
    Income Fund
   Government Bond Fund      Allmerica Asset Management, Inc.
   Money Market Fund         Allmerica Asset Management, Inc.

Effective April 1, 2000, TCW assumed sub-adviser responsibilities from Cambiar Investors, Inc. for the Select Strategic Growth Fund. TCW is a wholly-owned subsidiary of The TCW Group, Inc. T. Rowe Price, an investment company managed by an affiliate of T. Rowe Price Associates, Inc., is currently used as an investment vehicle for certain insurance products sponsored by First Allmerica and Allmerica Financial Life Insurance and Annuity Company ("Allmerica Finan-cial"), a wholly-owned subsidiary of First Allmerica. In addition, T. Rowe Price currently serves as investment adviser to a corporate investment account of Allmerica Financial Corporation. Miller Anderson & Sherrerd, LLP also man-ages certain assets for First Allmerica and its affiliates. Western Asset has delegated some of its duties as Sub-Adviser to its London affiliate, Western Asset Management Company Limited, to handle the non-U.S. dollar trading func-tions performed on behalf of Select Strategic Income Fund.

IBT provides portfolio accounting and custody services to the Trust and receives fees and reimbursement of certain out-of-pocket expenses for its serv-ices from the Trust. The Manager has entered into an Administrative Services Agreement with IBT, whereby IBT performs certain administrative services for the Portfolios and is entitled to receive an administrative fee and certain out-of-pocket expenses. The Manager is solely responsible for the payment of the administrative fee to IBT. The Trust pays no salaries or compensation to any of its officers. Trustees who are not directors, officers or employees of the Trust or any investment adviser are reimbursed for their travel expenses in attending meetings of the Trustees, and receive quarterly meeting and retainer fees for their services. Such amounts are paid by the Trust.

4.REIMBURSEMENT OF EXPENSES AND WAIVER OF FEES

In the event normal operating expenses of each Portfolio, except for the Select Emerging Markets Fund, excluding taxes, interest, broker commissions, and extraordinary expenses, but including the management fee, exceed certain volun-tary expense limitations as a percentage of average net assets (Select Aggres-sive Growth Fund--1.35%, Select Capital Appreciation Fund--1.35%, Select Value Opportunity Fund--1.25%, Select International Equity Fund--1.50%, Select Growth Fund--1.20%, Select Strategic Growth Fund--1.20%, Core Equity Fund--1.20%, Equity Index Fund--0.60%, Select Growth and Income Fund--1.10%, Select Strate-gic Income Fund--1.00%, Select Investment Grade Income Fund--1.00%, Government Bond Fund--1.00%, and Money Market Fund--0.60%), the Manager will voluntarily reimburse fees and any expenses in excess of the expense limitations. Expense limitations may be removed or revised at any time after a Portfolio's first fiscal year of operations without prior notice to existing shareholders. For the period ended December 31, 2000, the operating expenses of the Select Stra-tegic Income Fund exceeded the amount of its expense limitations by $4,560.


                         ------------------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------

The Manager has voluntarily agreed until further notice to waive its management fee to the extent that expenses of the Select Emerging Markets Fund exceed 2.00% of the Fund's average daily net assets. The amount of such waiver will be limited to the net amount of management fees earned by the Manager from the Fund after subtracting the fees paid by the Manager to Schroder for sub-advi-sory services. The Manager has also voluntarily agreed to limit its management fees to an annual rate of 0.90% of average daily net assets of the Select Value Opportunity Fund until further notice.

5.REDUCTION OF EXPENSES

Certain Portfolios have entered into agreements with brokers whereby the bro-kers will rebate a portion of brokerage commissions. Such amounts earned by the Portfolios, under such agreements, are presented as a reduction of expenses in the Statements of Operations.

6.SHARES OF BENEFICIAL INTEREST

The Trust's Declaration of Trust authorizes the Trustees to issue an unlimited number of shares of beneficial interest for the Portfolios, each without a par value. At December 31, 2000, Allmerica Financial owned 20,712,149, 5,218,395 and 15,413,047 shares of Select Emerging Markets Fund, Select Strategic Growth Fund and Select Strategic Income Fund, respectively.

7.FOREIGN SECURITIES AND EMERGING MARKETS

All Portfolios except the Government Bond Fund may purchase securities of for-eign issuers. The Money Market Fund may invest in only U.S. dollar denominated foreign securities. Investing in foreign securities involves special risks not typically associated with investing in securities of U.S. issuers. The risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the developed markets. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economical developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, subject to delayed settlements, and their prices more volatile than those of comparable securities in the United States.

8.FINANCIAL INSTRUMENTS

Investing in certain financial instruments including futures and options trans-actions, and forward foreign currency contracts involves risk other than that reflected in the Statements of Assets and Liabilities. Risks associated with these instruments include the potential for an imperfect correlation between the movements in the price of the instruments and the price of the underlying securities and interest rates, an illiquid secondary market for the instruments or inability of counterparties to perform under terms of the contracts, and changes in the value of foreign currency relative to the U.S. dollar. The Select Emerging Markets Fund, the Select Capital Appreciation Fund, the Select International Equity Fund, the Select Growth Fund, and the Select Strategic Income Fund may enter into these forward contracts primarily to protect the Portfolio from adverse currency movement.

9.PLAN OF SUBSTITUTION

An order has been issued by the Securities and Exchange Commission ("SEC") approving the substitution at the separate account level of shares of the Allmerica Investment Trust Select Investment Grade Income Fund ("SIGIF") for all of the shares of the Allmerica Investment Trust Select Income Fund ("SIF") and all of the shares of The Fulcrum Trust Strategic Income Portfolio ("Fulcrum Strategic"), another fund managed by Allmerica Financial Investment Management Services, Inc. To the extent required by law, approvals of the substitutions were also obtained from state insurance regulators in certain jurisdictions. The effect of the substitutions was to replace SIF shares and Fulcrum Strategic shares with SIGIF shares. The substitutions were effective on July 1, 2000.

--------------------------------------------

                           Allmerica Investment Trust

--------------------------------------------------------------------------------


On July 1, 2000, SIGIF shares were substituted for all of the shares of SIF and all of the shares of Fulcrum Strategic. The substitutions were accomplished by an exchange of 174,686,958 shares of SIGIF for the 191,246,857 shares then out-standing (each valued at $0.951) of SIF and for the 134,606 shares then out-standing (each valued at $9.52) of Fulcrum Strategic. The substitutions quali-fied as a tax-free reorganization for federal income tax purposes with no gain or loss recognized to the Portfolios or the separate account level of shares. SIF's net assets and Fulcrum Strategic's net assets, including $4,795,620 and $46,607, respectively, of unrealized depreciation, were combined with SIGIF for total net assets after the substitutions of $425,857,321.

                         ------------------------------------------------------

                           Allmerica Investment Trust

                       REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and Shareholders of Allmerica Investment Trust

In our opinion, the accompanying statements of assets and liabilities, includ-ing the portfolios of investments (except for Moody's and S&P Ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Select Emerging Markets Fund, Select Aggressive Growth Fund, Select Capital Appreciation Fund, Select Value Opportunity Fund, Select International Equity Fund, Select Growth Fund, Select Strategic Growth Fund, Core Equity Fund, Equity Index Fund, Select Growth and Income Fund, Select Strategic Income Fund, Select Investment Grade Income Fund, Government Bond Fund and Money Market Fund (constituting Allmerica Investment Trust, hereafter referred to as the "Trust") at December 31, 2000, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicat-ed, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereaf-ter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these finan-cial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 15, 2001

--------------------------------------------

                           Allmerica Investment Trust

                               OTHER INFORMATION
--------------------------------------------------------------------------------

SHAREHOLDER VOTING RESULTS: (UNAUDITED)

A special meeting of the shareholders of the Core Equity Fund and Money Market Fund was held on April 16, 2000 at which shareholders approved changes in the management fee schedules for each fund; these changes became effective October 1, 2000. The voting results were as follows:

Core Equity Fund

Proposal to approve an Amendment to the Management Agreement between Allmerica Financial Investment Management Services, Inc. and Allmerica Investment Trust relating to the Core Equity Fund.

                                         Shares     Shares
                           Shares For   Against   Abstaining    Total
------------------------------------------------------------------------
Number of Votes Cast:      243,388,579 65,370,207 16,826,886 325,585,672
Percentage of Votes Cast:        74.75%     20.08%      5.17%     100.00%

Money Market Fund

Proposal to approve an Amendment to the Management Agreement between Allmerica Financial Investment Management Services, Inc. and Allmerica Investment Trust relating to the Money Market Fund.

                                         Shares     Shares
                           Shares For   Against   Abstaining    Total
------------------------------------------------------------------------
Number of Votes Cast:      323,935,514 75,990,241 25,452,819 425,378,574
Percentage of Votes Cast:        76.16%     17.86%      5.98%     100.00%

                         ------------------------------------------------------

                           Allmerica Investment Trust

                             REGULATORY DISCLOSURES
--------------------------------------------------------------------------------

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an invest-or's shares, when redeemed, may be worth more or less than their original cost.

An investment in the Money Market Fund is not insured or guaranteed by the Fed-eral Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at a stable net asset value of $1.00 per share, it is possible to lose money by investing in the Portfolio.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Portfolios and are not autho-rized for distribution to prospective investors in the flexible premium vari-able life insurance or annuity products of Allmerica Financial Life Insurance and Annuity Company or First Allmerica Financial Life Insurance Company unless accompanied or preceded by effective prospectuses for the flexible premium variable life insurance or annuity products of Allmerica Financial Life Insur-ance and Annuity Company or First Allmerica Financial Life Insurance Company, and Allmerica Investment Trust which include important information related to charges and expenses.

                                 CLIENT NOTICES
--------------------------------------------------------------------------------

This report includes financial statements for Allmerica Investment Trust. It does not include financial statements for the separate accounts.

If you would like to request additional copies of this report, please contact either your Allmerica Financial representative or call 1-800-828-0540.

--------------------------------------------

                         [LOGO OF ALLMERICA FINANCIAL]

                       THE ALLMERICA FINANCIAL COMPANIES
                       ---------------------------------
 First Allmerica Financial Life Insurance Company . Allmerica Financial Life
             Insurance and Annuity Company (all states except NY)
   Allmerica Trust Company, N.A. . Allmerica Investments, Inc. . Allmerica
        Investment Management Company, Inc. . Financial Profiles, Inc.
  The Hanover Insurance Company . AMGRO, Inc. . Allmerica Financial Alliance
             Insurance Company . Allmerica Asset Management, Inc.
Allmerica Financial Benefit Insurance Company . Citizens Insurance Company of
                      America . Citizens Management Inc.

              440 Lincoln Street, Worcester, Massachusetts 01653